As filed with the Securities and Exchange
                           Commission on June 29, 2007


                                                           File Nos. 333-87002
                                                                     811-21081

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 18                 X

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 19                         X

                  AllianceBernstein Blended Style Series, Inc.
              1345 Avenue of the Americas, New York, New York 10105
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

[X]  immediately upon filing pursuant to paragraph (b)
[_]   on (date) pursuant to paragraph (b)
[_]   60 days after filing pursuant to paragraph (a)(1)
[_]   on (date) pursuant to paragraph (a)(1)
[_]   75 days after filing pursuant to paragraph (a)(2)
[_]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 18 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy. No information contained in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Global Blend Portfolio, the AllianceBernstein U.S. Large Cap Portfolio, the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, or the AllianceBernstein 2045 Retirement Strategy of the Registrant is amended or superseded hereby.

RETIREMENT STRATEGIES

 PROSPECTUS  |   JUNE 29, 2007


 AllianceBernstein Retirement Strategies(R)



[graphic] AllianceBernstein 2000 Retirement Strategy   [graphic] AllianceBernstein 2030 Retirement Strategy

[graphic] AllianceBernstein 2005 Retirement Strategy   [graphic] AllianceBernstein 2035 Retirement Strategy

[graphic] AllianceBernstein 2010 Retirement Strategy   [graphic] AllianceBernstein 2040 Retirement Strategy

[graphic] AllianceBernstein 2015 Retirement Strategy   [graphic] AllianceBernstein 2045 Retirement Strategy

[graphic] AllianceBernstein 2020 Retirement Strategy   [graphic] AllianceBernstein 2050 Retirement Strategy

[graphic] AllianceBernstein 2025 Retirement Strategy   [graphic] AllianceBernstein 2055 Retirement Strategy

 Each of the AllianceBernstein Retirement Strategies seeks the highest total return over time consistent with its asset mix. The asset mix in each AllianceBernstein Retirement Strategy will emphasize capital growth for periods further from retirement (which, for example, is the case for the AllianceBernstein 2055 Retirement Strategy) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AllianceBernstein 2000 Retirement Strategy). All AllianceBernstein Retirement Strategies will eventually have a static asset allocation mix fifteen years after the target retirement year.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                              Page
Risk/Return Summary..........................................   2
  Investment Objectives and Principal Policies and Risks.....   2
  Performance and Bar Chart Information......................   4
  Summary of Principal Risks.................................  14
Fees and Expenses of the Strategies..........................  16
Investing in the Strategies..................................  22
  How to Buy Shares..........................................  22
  The Different Share Class Expenses.........................  23
  Sales Charge Reduction Programs............................  24
  CDSC Waivers and Other Programs............................  25
  The "Pros" and "Cons" of Different Share Classes...........  26
  Payments to Financial Advisers and Their Firms.............  26
  How to Exchange Shares.....................................  28
  How to Sell or Redeem Shares...............................  28
  Frequent Purchases and Redemptions of Strategy Shares......  28
  How the Strategies Value Their Shares......................  30
Glossary.....................................................  32
Description of the Strategies................................  33
  Investment Objectives and Principal Policies...............  33
  Description of Underlying Portfolios.......................  33
Management of the Strategies.................................  39
  Investment Adviser.........................................  39
  Portfolio Managers.........................................  39
  Legal Proceedings..........................................  40
  Transfer Agency and Retirement Plan Services...............  45
Dividends, Distributions and Taxes...........................  46
Conversion Feature...........................................  48
General Information..........................................  49
Financial Highlights.........................................  51
Appendix A--Hypothetical Investment and Expense Information.. A-1

The investment adviser for the AllianceBernstein Retirement Strategies is AllianceBernstein L.P., or Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.



Risk/Return Summary


The following is a summary of certain key information about the AllianceBernstein Retirement Strategies. This Summary describes the Strategies' objectives, principal investment strategies, principal risks, and fees.


A more detailed description of the Strategies can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

Other important things for you to note:

..  You may lose money by investing in a Strategy.

.. An investment in a Strategy is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Objectives and Principal Policies and Risks

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). Each Strategy is managed to the specific year of planned retirement included in its name (the "retirement year"). The Strategies' asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy's asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy's retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy's asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities.

The Adviser will allow the relative weightings of a Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart shows each Strategy's target allocation for the various asset classes as of the date of this Prospectus.

AllianceBernstein Retirement Strategy
Asset Allocation by Retirement Year
--------------------------------------------------------------------------------

                                                                                             5 Years 10 Years 15 Years
Years Before/After Retirement    50   45   40   35   30   25   20   15   10   5   Retirement  After   After    After
----------------------------------------------------------------------------------------------------------------------
Asset Class
Short Duration Bonds              --   --   --   --   --   --   --   --   --   --      --      9.0     18.0     27.5
Fixed-Income Securities (Bonds)   --   --   --   --   --   --  7.0 14.0 21.0 28.0    35.0     36.0     37.0     37.5
Real Estate Investment Trusts   10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0    10.0     10.0     10.0     10.0
Equity Securities (Stocks)      90.0 90.0 90.0 90.0 90.0 90.0 83.0 76.0 69.0 62.0    55.0     45.0     35.0     25.0
----------------------------------------------------------------------------------------------------------------------


*These allocations are not specific to any current AllianceBernstein Retirement
 Strategy, but reflect the expected future allocations of any Strategy once it reaches 10 and 15 years after its target retirement date, respectively. The target retirement date assumes that an investor retires at age 65.


Retirement Strategies Asset Allocation
--------------------------------------------------------------------------------

The following chart illustrates how the asset mix of the strategies will vary over time. In general, the asset mix of each strategy will gradually shift from one comprised largely of underlying portfolios that emphasize investments in stocks to one that is comprised of a mixture of underlying portfolios that invest in bonds (including short-duration bonds) and stocks.

                                    [CHART]

Performance and Bar Chart Information
--------------------------------------------------------------------------------


This summary includes a table for each Strategy, other than the 2050 Retirement Strategy and the 2055 Retirement Strategy, which have not been in operation for a full calendar year, showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in a Strategy by showing:



.. how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad based securities market index*; and



.. how the Strategy's performance changed from year to year over the life of the Strategy.



  PLEASE NOTE


  Each Strategies' past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.



  As with all investments, you may lose money by investing in the Strategies.



*A composite benchmark is also provided for each Strategy to show how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. Each composite benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index; for real estate investment trusts (REITS), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch
 (ML) 1-3 Year Treasury Index; for inflation-protected securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.



AllianceBernstein 2000 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                  7.36%    7.97%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  6.63%    7.42%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              4.91%    6.51%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                  7.31%    8.55%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 10.31%   10.73%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 12.48%   11.85%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            13.63%   11.84%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     12.15



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 5.12%, 4th quarter, 2006; and Worst quarter was down -1.49%, 2nd quarter, 2006.

AllianceBernstein 2005 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                  8.03%    8.70%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  7.21%    8.09%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              5.36%    7.10%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                  7.98%    9.30%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 11.00%   11.41%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 13.10%   12.56%
---------- ----------------------------------- ------ -----------
S&P 500 Index Stock                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            15.32%   13.40%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     12.83



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 5.58%, 4th quarter, 2006; and Worst quarter was down -1.48%, 2nd quarter, 2006.

AllianceBernstein 2010 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                  9.13%    9.84%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  8.42%    9.30%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              6.09%    8.12%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                  9.22%   10.48%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 12.22%   12.65%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 14.30%   13.70%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            16.66%   14.65%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     13.97




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 6.29%, 4th quarter, 2006; and Worst quarter was down -1.74%, 2nd quarter, 2006.

AllianceBernstein 2015 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 10.41%   11.19%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions  9.79%   10.72%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              6.92%    9.31%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 10.63%   11.95%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 13.52%   14.11%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 15.69%   15.23%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            17.89%   15.85%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     15.28




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 6.98%, 4th quarter, 2006; and Worst quarter was down -2.00%, 2nd quarter, 2006.

AllianceBernstein 2020 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 11.19%   12.32%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 10.60%   11.87%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              7.43%   10.29%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 11.42%   13.04%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 14.42%   15.20%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 16.59%   16.32%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            19.09%   17.00%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     16.17





You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 7.56%, 4th quarter, 2006; and Worst quarter was down -2.24%, 2nd quarter, 2006.

AllianceBernstein 2025 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 12.14%   14.66%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 11.58%   14.23%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.07%   12.31%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 12.11%   15.31%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 15.30%   17.60%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 17.34%   18.72%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            20.09%   18.03%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.07




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 7.99%, 4th quarter, 2006; and Worst quarter was down -2.36%, 2nd quarter, 2006.

AllianceBernstein 2030 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 12.61%   13.55%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 12.09%   13.15%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.39%   11.38%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 12.82%   14.18%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 15.91%   16.40%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 18.05%   17.59%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            20.86%   18.81%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.65




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.46%, 4th quarter, 2006; and Worst quarter was down -2.57%, 2nd quarter, 2006.

AllianceBernstein 2035 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 12.27%   13.83%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 11.77%   13.45%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.16%   11.64%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 12.42%   14.63%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 15.42%   16.78%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 17.54%   17.87%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            21.06%   18.96%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.25




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.25%, 4th quarter, 2006; and Worst quarter was down -2.99%, 2nd quarter, 2006.

AllianceBernstein 2040 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 12.80%   14.78%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 12.29%   14.39%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.51%   12.44%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 13.05%   15.61%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 16.05%   17.75%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 18.17%   18.85%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            21.06%   18.96%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.78




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.60%, 4th quarter, 2006; and Worst quarter was down -2.97%, 2nd quarter, 2006.

AllianceBernstein 2045 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                                         Since
                                               1 Year Inception**
-----------------------------------------------------------------
Class A*** Return Before Taxes                 12.67%   14.45%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions 12.30%   14.16%
           ----------------------------------- ------ -----------
           Return After Taxes on Distributions
           and Sale of Fund Shares              8.51%   12.25%
---------- ----------------------------------- ------ -----------
Class B    Return Before Taxes                 12.76%   15.22%
---------- ----------------------------------- ------ -----------
Class C    Return Before Taxes                 15.66%   17.29%
---------- ----------------------------------- ------ -----------
Advisor
Class      Return Before Taxes                 17.92%   18.49%
---------- ----------------------------------- ------ -----------
S&P 500 Stock Index                            15.78%   14.00%
---------------------------------------------- ------ -----------
Lehman Brothers U.S. Aggregate Index            4.33%    2.83%
---------------------------------------------- ------ -----------
Composite Benchmark                            21.06%   18.96%
---------------------------------------------- ------ -----------



* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.



** Inception Date is 9/1/05 for Class A, Class B, Class C and Advisor Class shares.



***After-tax returns:



  --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;



  --Are estimates based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and



  --Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                                    [CHART]

                             Calendar Year End (%)

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na    17.66




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.29%, 1st quarter, 2006; and Worst quarter was down -3.04%, 2nd quarter, 2006.

Summary of Principal Risks

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments in the Underlying Portfolios. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's investments as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. In general, a Strategy with a later retirement year is expected to be more volatile, and thus riskier, than a Strategy with an earlier retirement year. A Strategy that has achieved its retirement year and thereafter would be expected to be the least volatile of the Strategies.

Each Strategy's principal risks will change depending on the asset mix of the Underlying Portfolios. This Prospectus includes more information about the Underlying Portfolios, their investments, and related risks under "Description of Underlying Portfolios" below.

MARKET RISK
This is the risk that the value of an Underlying Portfolio's investments will fluctuate as the stock or bond markets fluctuate and prices overall may decline over short- or long-term periods. All Strategies are subject to this risk, particularly those with a higher asset allocation of Underlying Portfolios that invest in common stocks. It includes the risk that a particular style of investing, such as growth or value, may be underperforming the stock market generally.

INTEREST RATE RISK
Changes in interest rates will affect the value of an Underlying Portfolio's investments in fixed-income securities. When interest rates rise, the value of an Underlying Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in fixed-income securities.

INFLATION RISK
This is the risk that the value of assets or income from an Underlying Portfolio's investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions. All Strategies are subject to this risk.

FOREIGN (NON-U.S.) RISK
An Underlying Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a small number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect an Underlying Portfolio's investments in a country other than the United States. To the extent an Underlying Portfolio invests in a particular country or geographic region, the Underlying Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in non-U.S. issuers.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of an Underlying Portfolio's investments or reduce the returns of an Underlying Portfolio. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in non-U.S. issuers.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies tend to be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. An Underlying Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in small- and mid-cap companies.

REAL ESTATE RISK
This is the risk associated with investments in real estate. Direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as economic conditions, overbuilding, mortgage rates and availability. In addition, indirect investments in real estate, such as real estate investment trusts or REITs have additional risks because REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. All Strategies are subject to this risk because they invest in the Real Estate Investment Portfolio.

FOCUSED PORTFOLIO RISK
Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Underlying Portfolio's net asset value. All Strategies are subject to this risk because they invest in Underlying Portfolios, such as U.S. Large Cap Growth Portfolio and International Growth Portfolio, that emphasize investments in a smaller number of companies.

DERIVATIVES AND LEVERAGE RISK
An Underlying Portfolio may use derivatives and other leveraging techniques. These investment strategies may be riskier than other investments and may result in greater volatility for the Strategies, particularly in periods of market declines. All Strategies are subject to this risk.

MANAGEMENT RISK
All Strategies are subject to management risk because the Underlying Portfolios are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Underlying Portfolio, but there can be no guarantee that its decisions will produce the intended result.

Fees and Expenses of the Strategies




  WHY ARE STRATEGY FEES AND EXPENSES IMPORTANT?


  Fees and expenses reduce the investment performance of a Strategy. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid, under certain circumstances, at the time you redeem or sell your shares back to the Strategy. You pay other fees and expenses indirectly because they are deducted from a Strategy's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.



SHAREHOLDER FEES


(fees paid directly from your investment)



                                                                                                                      Class A
                                                                                                                      Shares
-------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                  4.25%(a)

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is
lower)                                                                                                                None(a)

Exchange Fee                                                                                                            None

                                                                                                                        Class B
                                                                                                                        Shares
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                     None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is
lower)                                                                                                                4.00%(a)(b)

Exchange Fee                                                                                                             None

                                                                                                                        Class C
                                                                                                                        Shares
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                     None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is
lower)                                                                                                                1.00%(a)(c)

Exchange Fee                                                                                                             None

                                                                                                                      Advisor
                                                                                                                       Class
                                                                                                                      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                                   None

Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is
lower)                                                                                                                 None

Exchange Fee                                                                                                           None


(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply. CDSCs for Class A, B and C shares may also be subject to waiver in certain circumstances. See "Investing in the Strategies--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.


(b)Class B shares automatically convert to Class A shares after eight years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(c)For Class C shares, the CDSC is 0% after the first year.

ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets) AND EXAMPLES
Each Strategy's operating expense table shows the fees and expenses (including the pro rata share of expenses of the Underlying Portfolios) that you may pay if you buy and hold shares of a Strategy. The Examples are intended to help you compare the cost of investing in the Strategies with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Strategy's and Underlying Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein 2000 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
--------------------------------------------------------------------------------
                                                                        Advisor
                                          Class A   Class B   Class C    Class
--------------------------------------------------------------------------------
Management Fees                              .55%      .55%      .55%      .55%
Distribution and/or Service (12b-1) Fees     .30%     1.00%     1.00%     None
Other Expenses
 Transfer Agent                             5.66%     7.71%     8.25%     8.71%
 Other Expenses                            98.43%   160.49%   162.25%   180.03%
                                         -------   -------   -------   -------
Total Other Expenses                      104.09%   168.20%   170.50%   188.74%
Total Strategy Operating Expenses
(Before Waiver)                           104.94%   169.75%   172.05%   189.29%
                                         -------   -------   -------   -------
Waiver and/or Expense Reimbursement (a)  (104.15)% (168.26)% (170.56)% (188.80)%
Net Expenses (b)                             .79%     1.49%     1.49%     0.49%
                                         =======   =======   =======   =======
Acquired Fund Fees and Expenses
(Underlying Portfolios) (c)                  .07%      .07%      .07%      .07%
                                         -------   -------   -------   -------
Total Strategy Operating Expenses            .86%     1.56%     1.56%      .56%
                                         =======   =======   =======   =======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $   509 $   559   $   159  $   259   $   159  $    57
After 3 years*  $10,481 $10,503   $10,503  $10,503   $10,503  $10,502
After 5 years*  $10,481 $10,503   $10,503  $10,503   $10,503  $10,502
After 10 years* $10,481 $10,503   $10,503  $10,503   $10,503  $10,502

AllianceBernstein 2005 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .55%     .55%     .55%     .55%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .67%     .56%     .59%     .78%
   Other Expenses                           12.20%   16.99%   20.39%   44.61%
                                           ------   ------   ------   ------
  Total Other Expenses                      12.87%   17.55%   20.98%   45.39%
  Total Strategy Operating Expenses
  (Before Waiver)                           13.72%   19.10%   22.53%   45.94%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (12.87)% (17.55)% (20.98)% (45.39)%
  Net Expenses (b)                            .85%    1.55%    1.55%    0.55%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses           .92%    1.62%    1.62%     .62%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  515   $  565   $  165   $   265   $   165  $   63
After 3 years*  $3,027   $3,739   $3,587   $ 4,051   $ 4,051  $6,133
After 5 years*  $5,117   $6,107   $6,107   $ 6,690   $ 6,690  $8,245
After 10 years* $8,932   $9,595   $9,595   $10,151   $10,151  $9,292

AllianceBernstein 2010 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .60%     .60%     .60%     .60%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .42%     .47%     .38%     .53%
   Other Expenses                            6.86%    7.28%    6.41%    8.04%
                                            -----    -----    -----    -----
  Total Other Expenses                       7.28%    7.75%    6.79%    8.57%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.18%    9.35%    8.39%    9.17%
                                            -----    -----    -----    -----
  Waiver and/or Expense Reimbursement (a)   (7.31)%  (7.78)%  (6.82)%  (8.60)%
  Net Expenses (b)                            .87%    1.57%    1.57%    0.57%
                                            =====    =====    =====    =====
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----    -----
  Total Strategy Operating Expenses           .94%    1.64%    1.64%     .64%
                                            =====    =====    =====    =====

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  517   $  567   $  167    $  267   $  167   $   65
After 3 years*  $2,108   $2,218   $2,029    $1,856   $1,856   $1,913
After 5 years*  $3,597   $3,730   $3,730    $3,430   $3,430   $3,607
After 10 years* $6,917   $7,213   $7,213    $6,912   $6,912   $7,253



Please refer to the footnotes on page 21.

AllianceBernstein 2015 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .60%     .60%     .60%     .60%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .51%     .58%     .61%     .63%
   Other Expenses                            7.52%    7.83%    8.69%   23.70%
                                            -----    -----    -----   ------
  Total Other Expenses                       8.03%    8.41%    9.30%   24.33%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.93%   10.01%   10.90%   24.93%
                                            -----    -----    -----   ------
  Waiver and/or Expense Reimbursement (a)   (8.02)%  (8.40)%  (9.29)% (24.32)%
  Net Expenses (b)                            .91%    1.61%    1.61%     .61%
                                            =====    =====    =====   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----   ------
  Total Strategy Operating Expenses           .98%    1.68%    1.68%     .68%
                                            =====    =====    =====   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  521   $  571   $  171    $  271   $  171   $    69
After 3 years*  $2,243   $2,335   $2,149    $2,304   $2,304   $ 4,294
After 5 years*  $3,829   $3,932   $3,932    $4,191   $4,191   $ 6,998
After 10 years* $7,273   $7,520   $7,520    $8,005   $8,005   $10,230

AllianceBernstein 2020 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .49%     .63%     .60%     .80%
   Other Expenses                            7.08%    7.31%    7.58%   27.87%
                                            -----    -----    -----   ------
  Total Other Expenses                       7.57%    7.94%    8.18%   28.67%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.52%    9.59%    9.83%   29.32%
                                            -----    -----    -----   ------
  Waiver and/or Expense Reimbursement (a)   (7.57)%  (7.94)%  (8.18)% (28.67)%
  Net Expenses (b)                            .95%    1.65%    1.65%     .65%
                                            =====    =====    =====   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----   ------
  Total Strategy Operating Expenses          1.02%    1.72%    1.72%     .72%
                                            =====    =====    =====   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  525   $  575   $  175    $  275   $  175   $    74
After 3 years*  $2,174   $2,266   $2,078    $2,121   $2,121   $ 4,799
After 5 years*  $3,707   $3,808   $3,808    $3,881   $3,881   $ 7,501
After 10 years* $7,084   $7,338   $7,338    $7,579   $7,579   $10,216

AllianceBernstein 2025 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .65%     .67%     .70%     .76%
   Other Expenses                            7.13%    7.78%    7.12%    8.01%
                                            -----    -----    -----    -----
  Total Other Expenses                       7.78%    8.45%    7.82%    8.77%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.73%   10.10%    9.47%    9.42%
                                            -----    -----    -----    -----
  Waiver and/or Expense Reimbursement (a)   (7.76)%  (8.43)%  (7.80)%  (8.75)%
  Net Expenses (b)                            .97%    1.67%    1.67%     .67%
                                            =====    =====    =====    =====
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----    -----
  Total Strategy Operating Expenses          1.04%    1.74%    1.74%     .74%
                                            =====    =====    =====    =====

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  527   $  577   $  177    $  277   $  177   $   76
After 3 years*  $2,213   $2,356   $2,170    $2,059   $2,059   $1,967
After 5 years*  $3,773   $3,962   $3,962    $3,773   $3,773   $3,692
After 10 years* $7,183   $7,524   $7,524    $7,424   $7,424   $7,370



Please refer to the footnotes on page 21.

AllianceBernstein 2030 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                             .96%    1.09%    1.08%    1.26%
   Other Expenses                           11.20%   13.34%   12.43%   20.59%
                                           ------   ------   ------   ------
  Total Other Expenses                      12.16%   14.43%   13.51%   21.85%
  Total Strategy Operating Expenses
  (Before Waiver)                           13.11%   16.08%   15.16%   22.50%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (12.12)% (14.39)% (13.47)% (21.81)%
  Net Expenses (b)                            .99%    1.69%    1.69%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.76%    1.76%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  528   $  579   $  179    $  279   $  179   $    78
After 3 years*  $2,942   $3,315   $3,152    $3,010   $3,010   $ 3,993
After 5 years*  $4,976   $5,499   $5,499    $5,292   $5,292   $ 6,653
After 10 years* $8,773   $9,221   $9,221    $9,241   $9,241   $10,146

AllianceBernstein 2035 Retirement Strategy
--------------------------------------------------------------------------------

                              Operating Expenses
  ---------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ---------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                            1.15%    1.12%    1.24%    1.36%
   Other Expenses                           15.68%   17.46%   16.73%   17.83%
                                           ------   ------   ------    -----
  Total Other Expenses                      16.83%   18.58%   17.97%   19.19%
  Total Strategy Operating Expenses
  (Before Waiver)                           17.78%   20.23%   19.62%   19.84%
                                           ------   ------   ------    -----
  Waiver and/or Expense Reimbursement (a)  (16.79)% (18.54)% (17.93)%  19.15%
  Net Expenses (b)                            .99%    1.69%    1.69%     .69%
                                           ======   ======   ======    =====
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------    -----
  Total Strategy Operating Expenses          1.06%    1.76%    1.76%     .76%
                                           ======   ======   ======    =====

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  528   $  579   $  179    $  279   $  179   $   78
After 3 years*  $3,640   $3,902   $3,754    $3,669   $3,669   $3,633
After 5 years*  $6,002   $6,318   $6,318    $6,209   $6,209   $6,207
After 10 years* $9,713   $9,882   $9,882    $9,932   $9,932   $9,947

AllianceBernstein 2040 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                            2.13%    2.27%    2.25%    2.99%
   Other Expenses                           29.60%   31.18%   38.91%   51.54%
                                           ------   ------   ------   ------
  Total Other Expenses                      31.73%   33.45%   41.16%   54.53%
  Total Strategy Operating Expenses
  (Before Waiver)                           32.68%   35.10%   42.81%   55.18%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (31.69)% (33.41)% (41.12)% (54.49)%
  Net Expenses (b)                            .99%    1.69%    1.69%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.76%    1.76%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $   528  $  579   $  179    $  279   $  179   $   78
After 3 years*  $ 5,364  $5,516   $5,415    $5,996   $5,996   $6,535
After 5 years*  $ 7,888  $7,968   $7,968    $8,241   $8,241   $8,133
After 10 years* $10,102  $9,977   $9,977    $9,522   $9,522   $8,643



Please refer to the footnotes on page 21.

AllianceBernstein 2045 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
  ----------------------------------------------------------------------------
                                                                      Advisor
                                           Class A  Class B  Class C   Class
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%    1.00%    1.00%    None
  Other Expenses
   Transfer Agent                            2.99%    3.93%    3.88%    4.01%
   Other Expenses                           40.86%   48.96%   61.36%   47.52%
                                           ------   ------   ------   ------
  Total Other Expenses                      43.85%   52.89%   65.24%   51.53%
  Total Strategy Operating Expenses
  (Before Waiver)                           44.80%   54.54%   66.89%   52.18%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (43.81)% (52.85)% (65.20)% (51.49)%
  Net Expenses (b)                            .99%    1.69%    1.69%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.76%    1.76%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------

                              Examples
---------------------------------------------------------------------
                                                              Advisor
                Class A Class B+ Class B++ Class C+ Class C++  Class
---------------------------------------------------------------------
After 1 year    $  528   $  579   $  179    $  279   $  179   $   78
After 3 years*  $6,254   $6,607   $6,555    $6,765   $6,765   $6,432
After 5 years*  $8,324   $8,173   $8,173    $7,718   $7,718   $8,200
After 10 years* $9,404   $8,703   $8,703    $7,878   $7,878   $8,854



AllianceBernstein 2050 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses
     Transfer Agent                            .02%    .02%    .02%    .02%
     Other Expenses (d)                        .25%    .25%    .25%    .25%
                                              ----    ----    ----    ----
    Total Other Expenses (d)                   .27%    .27%    .27%    .27%
    Total Strategy Operating Expenses
    (Before Waiver) (d)                       1.22%   1.92%   1.92%    .92%
                                              ----    ----    ----    ----
    Waiver and/or Expense Reimbursement (a)   (.23)%  (.23)%  (.23)%  (.23)%
    Net Expenses                               .99%   1.69%   1.69%    .69%
                                              ====    ====    ====    ====
    Acquired Fund Fees and Expenses
    (Underlying Portfolios) (c)                .07%    .07%    .07%    .07%
                                              ----    ----    ----    ----
    Total Strategy Operating Expenses         1.06%   1.76%   1.76%    .76%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year    $528     $579     $179      $279     $179     $ 78
After 3 years*  $795     $802     $602      $602     $602     $292

AllianceBernstein 2055 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
    ------------------------------------------------------------------------
                                                                     Advisor
                                             Class A Class B Class C  Class
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%   None
    Other Expenses
     Transfer Agent                            .02%    .02%    .02%    .02%
     Other Expenses (d)                        .25%    .25%    .25%    .25%
                                              ----    ----    ----    ----
    Total Other Expenses (d)                   .27%    .27%    .27%    .27%
    Total Strategy Operating Expenses
    (Before Waiver) (d)                       1.22%   1.92%   1.92%    .92%
                                              ----    ----    ----    ----
    Waiver and/or Expense Reimbursement (a)   (.23)%  (.23)%  (.23)%  (.23)%
    Net Expenses                               .99%   1.69%   1.69%    .69%
                                              ====    ====    ====    ====
    Acquired Fund Fees and Expenses
    (Underlying Portfolios) (c)                .07%    .07%    .07%    .07%
                                              ----    ----    ----    ----
    Total Strategy Operating Expenses         1.06%   1.76%   1.76%    .76%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------

                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
--------------------------------------------------------------------
After 1 year    $528     $579     $179      $279     $179     $ 78
After 3 years*  $795     $802     $602      $602     $602     $292



Please refer to the footnotes on page 21.

--------------------------------------------------------------------------------


* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Strategies' expenses is not extended beyond the end of the Strategy's current fiscal year.


+ Assumes redemption at end of period and, with respect to shares held for ten years, conversion of Class B shares to Class A shares after eight years.

++ Assumes no redemption at end of period and, with respect to shares held for ten years, conversion of Class B shares to Class A shares after eight years.

(a)Reflects the Adviser's contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by the Adviser for additional one-year terms.


(b)Expenses have been restated to reflect current fees.



(c)"Acquired Fund Fees and Expenses" are based upon the allocation of the Strategy's assets among the Underlying Portfolios as of August 31, 2006 (with respect to the 2050 Retirement Strategy and the 2055 Retirement Strategy, based upon the target allocations). "Acquired Fund Fees and Expenses" will vary with the changes in the expenses of the Underlying Portfolios, as well as allocation of the Strategy's assets, and may be higher or lower than those shown above.



(d)Based on estimated expenses.

Investing in the Strategies

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. Each Strategy offers four classes of shares through this Prospectus. Retirement shares of the Strategies are available through a separate Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The Pros and Cons of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors, or other "financial intermediaries" who distribute shares of the Strategies and your financial advisor under "Payments to Financial Advisers and their Firms."

HOW TO BUY SHARES
Class A, Class B and Class C Shares

You may purchase a Strategy's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Strategies' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchases Minimums and Maximums

Minimums:*

-- Initial:    $2,500
-- Subsequent: $   50

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

-- Class A shares:       None
-- Class B shares: $  100,000
-- Class C shares: $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Strategy by a prearranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.

If you are an existing Strategy shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investors Services, Inc. or ABIS must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategies.

The Strategies' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to certain employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of a Strategy.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, that Strategy reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

Each Strategy is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Strategy with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Strategy has adopted plans under SEC Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is:

                                 Distribution and/or Service
                                   (Rule 12b-1) Fee (As a
                                   Percentage of Aggregate
                                  Average Daily Net Assets)
                   -----------------------------------------
                   Class A                   .30%
                   Class B                  1.00%
                   Class C                  1.00%
                   Advisor Class             None

Because these fees are paid out of the Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year, investments in the Strategies' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in a Strategy. Your investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           Years Since Purchase CDSC
                           --------------------------
                           First                4.00%
                           Second               3.00%
                           Third                2.00%
                           Fourth               1.00%
                           Fifth and thereafter None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Strategy. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of Strategy shares.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Strategy shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Strategy or your financial intermediary in order to be eligible for sales charge reduction programs.

Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Strategies' SAI.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Strategy that the shareholder qualifies for a reduction. Without notification, the Strategy is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide certain information or records to his or her financial intermediary or the Strategy to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of a Strategy or other AllianceBernstein Mutual Funds held in:

.. all of the shareholder's accounts at the Strategies or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Strategies
Each of the Strategies offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Strategy is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                 Amount Purchased           Invested    Price
                 ----------------------------------------------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Strategy with the value of existing investments in that Strategy, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is a participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Strategy into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Strategy or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Strategy.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, each Strategy offers a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of a Strategy or any AllianceBernstein Mutual Fund within 13 months. The Strategy will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Strategy will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
Each Strategy may sell its Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, or their spouses or domestic partners, siblings, direct ancestors or direct descendants, or any trust, individual retirement account or retirement plan account for the benefit of such person;

.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Strategies will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder that has attained the age of 70 1/2;

.. If the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. If the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy under the Strategy's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Strategy, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Strategy through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or

(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Please see the Strategies' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.

Systematic Withdrawal Plan
The Strategies offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Strategy account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Thus, Class C shares are designed for investors with a short-term investing time frame.


Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisers and Their Firms" below.


Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Strategies, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Strategy shares.

PAYMENTS TO FINANCIAL ADVISERS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Strategies may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and the fees described above under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


  A.G. Edwards


  AIG Advisor Group


  Ameriprise Financial Services


  AXA Advisors


  Banc of America


  Cadaret Grant & Co.


  CCO Investment Services Corp.


  Charles Schwab


  Chase Investment Services


  Citicorp Investment Services


  Citigroup Global Markets


  Commonwealth Financial Network


  Donegal Securities


  Independent Financial Marketing Group


  ING Advisors Network


  Linsco/Private Ledger


  McDonald Investments


  Merrill Lynch


  MetLife Securities


  Morgan Stanley


  Mutual Service Corporation


  National Financial


  PFS Investments


  Raymond James


  RBC Dain Rauscher

  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange, or the Exchange, is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Strategy by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Strategy and may charge you a fee for this service.

Selling Shares Directly to a Strategy
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange, or another eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Strategies nor the Adviser, ABIS, ABI or other Strategy agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Strategy Account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Strategies' Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While each Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, each Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies that may be adversely affected by price arbitrage include, in particular, those Strategies that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. Each Strategy seeks to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. Each Strategy will seek to prevent such practices to the extent they are detected by the procedures described below. Each Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. Each Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Strategy may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If a Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale, and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer, or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Strategy seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to a Strategy, the Strategy will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Strategy and its agents to detect excessive or short-duration trading in Strategy shares, there is no guarantee that the Strategy will be able to identify these shareholders or curtail their trading practices. In particular, a Strategy may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short-duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES
The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of a Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Board of Directors. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Underlying Portfolios' Board of Directors has delegated responsibility for valuing each

Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by a Strategy.

Glossary

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary Receipts include American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs'), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity Securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

RATING AGENCIES AND RATED SECURITIES
Fitch is Fitch Ratings.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

SEC is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

FNMA is the Federal National Mortgage Association.

FHLMC is the Federal Home Loan Mortgage Corporation.

Securities Act is the Securities Act of 1933, as amended.

Description of the Strategies

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal investment policies and risks. Of course, there can be no assurance that a Strategy will achieve its investment objective.

Please note that:

.. Additional descriptions of each Underlying Portfolio's investment strategies, investments and risks can be found in the Strategies' SAI.

.. Except as noted, a Strategy's investment objective and investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's holdings after they are purchased by a Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each of the Strategies seeks to achieve its objective by investing in various Underlying Portfolios, which represent a variety of asset classes and investment styles. Each Strategy is managed to a specific retirement year. Each Strategy's asset mix will become more conservative, both prior to and after the target year. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy's asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy's retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy's asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities.

The Adviser will allow the relative weightings of a Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

DESCRIPTION OF UNDERLYING PORTFOLIOS
Each Strategy invests in a combination of Underlying Portfolios. Each Strategy's target asset allocation is intended to diversify its investments among various asset classes such as stocks and bonds.


The Adviser does not intend to make frequent tactical adjustments to the target asset mix or to trade actively among Underlying Portfolios, other than the periodic adjustments described above. However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Portfolio weightings and to substitute other Underlying Portfolios from time to time should circumstances warrant. The following table shows which Underlying Portfolios are being used within each asset class as of May 1, 2007 and the target allocations for each Strategy:

Percentage of AllianceBernstein Retirement Strategy


Invested in the Specified Underlying Portfolio as of May 1, 2007

--------------------------------------------------------------------------------


               Current Fund          2055* 2050* 2045  2040  2035  2030  2025  2020  2015  2010  2005  2000  n/a** n/a**
------------------------------------------------------------------------------------------------------------------------
Asset Class    Underlying Portfolio
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Short Duration
Bonds          Short Duration Bond      --    --    --    --    --    --    --    --    --    --  4.07 13.10 18.00 27.50
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Bonds          Subtotal                                             3.17 10.20 17.25 24.29 31.33 35.64 36.60 37.00 37.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Inflation-Protected
               Securities               --    --    --    --    --    --    --  1.81  6.30 11.33 14.54 15.08 15.00 15.00
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Intermediate Duration    --    --    --    --    --  0.91  4.28  8.40 10.97 12.98 14.98 17.64 19.50 22.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               High-Yield               --    --    --    --    --  2.26  5.92  7.04  7.02  7.02  6.12  3.88  2.50    --
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
REITs          Global Real Estate
               Investment            10.00 10.00  9.90 10.00  9.90  9.95  9.93  9.94  9.93  9.91  9.90  9.92 10.00 10.00
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Stocks         Subtotal              90.00 90.00 90.10 90.00 90.10 86.88 79.87 72.81 65.78 58.76 50.39 40.38 35.00 25.00
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               U.S. Large Cap Growth 24.00 24.00 24.00 24.00 24.00 23.18 21.41 19.56 17.80 16.28 14.32 11.72 10.25  7.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               U.S. Value            24.00 24.00 24.10 24.00 24.10 23.26 21.54 19.61 17.83 16.34 14.38 11.76 10.25  7.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Small-Mid Cap Growth   7.50  7.50  7.50  7.50  7.50  7.15  6.33  5.76  5.13  4.26  3.25  2.37  2.00  1.25
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Small-Mid Cap Value    7.50  7.50  7.50  7.50  7.50  7.16  6.40  5.77  5.14  4.28  3.28  2.40  2.00  1.25
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               International Growth  13.50 13.50 13.50 13.50 13.50 13.08 12.11 11.07  9.95  8.81  7.59  6.07  5.25  3.75
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               International Value   13.50 13.50 13.50 13.50 13.50 13.05 12.08 11.04  9.93  8.79  7.57  6.06  5.25  3.75
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----



* As AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy had not yet commenced operations as of May 1, 2007, the allocations set forth above represent target allocations.



**These allocations are not specific to any Strategy, but reflect the expected future allocations of any Strategy once it reaches 10 and 15 years after its retirement date, respectively. The target retirement date assumes that an investor retires at age 65.

The underlying stock funds draw on growth, value and quantitative investment techniques and diversify investments among small, medium and large U.S. companies. They also include investments in the real estate sector as well as foreign stocks from developed and emerging markets.

The underlying bond funds represent a diverse range of fixed-income investments that vary by issuer type (corporate and government), and credit quality (investment-grade and high yield).

Principal Risks Of Underlying Portfolios
The Underlying Portfolios have risks similar to the overall risks discussed for the Strategies above. The risks include:

.. Market Risk--risk of losses due to adverse changes in the stock or bond market.

.. Interest Rate Risk--risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in income-producing securities.

.. Credit Risk--risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

.. Foreign (Non-U.S.) Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market.

.. Emerging Market Risk--increased risks of investments in emerging market securities of issuers based in countries with developing economies.

.. Currency Risk--risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

.. Capitalization Risk--risk that investments in small- to mid-capitalization companies will be more volatile than investments in larger companies. An Underlying Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

.. Real Estate Risk--risk that direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, indirect investments in real estate, such as REITs, are dependent on the capability of the property managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. Derivatives Risk--risk that the use of derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index, may enhance volatility, in addition to other risks such as the credit risk of the counterparty. Derivatives also involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

.. Leveraging Risk--risk that investments in derivatives or other leverage, such as borrowing money, may be more volatile and compound other risks.

.. Management Risk--Each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit an Underlying Portfolio.

Investment Objectives and Principal Policies of Underlying Portfolios
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the
Adviser:

By Mail:  c/o AllianceBernstein Investor Services P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information:             (800) 221-5672
          For Literature:              (800) 227-4618

Stock Portfolios
AllianceBernstein U.S. Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. This Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in this Portfolio is market risk and, to the extent this Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein U.S. Large Cap Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. This Portfolio focuses on a relatively small number of large, intensively researched companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select this Portfolio's investments.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of October 31, 2006, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Among the principal risks of investing in this Portfolio are market risk, focused portfolio risk and, to the extent it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Global Real Estate Investment Portfolio has an investment objective of seeking total return from a combination of income and long-term growth of capital. This Portfolio invests primarily in equity securities of real estate investment trusts or REITs and other real estate industry companies. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. This Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

This Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

This Portfolio may from time to time enter into currency futures contracts or forward currency exchange contracts.

Among the principal risks of investing in this Portfolio are market risk, real estate risk, credit risk and interest rate risk. Because this Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing it to reinvest in securities with lower interest rates. The Portfolio also has foreign risk and currency risk.

AllianceBernstein International Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of foreign companies.

This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

This Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Among the principal risks of investing in this Portfolio are market risk, foreign risk, emerging market risk, and currency risk. This Portfolio is also subject to capitalization risk and derivatives risk.

AllianceBernstein International Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

Among the principal risks of investing in this Portfolio are market risk, foreign risk, emerging market risk, and currency risk.

AllianceBernstein Small-Mid Cap Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap U.S. companies" are those U.S. companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the capitalizations of companies in the Russell 2500(TM) Value Index ranged from $0.10 billion to approximately $6.85 billion as of October 31, 2006, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. It may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in this Portfolio are market risk, capitalization risk and, to the extent that the Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Small-Mid Cap Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, this Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those U.S. companies that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market capitalizations of companies in the Russell 2500(TM) Growth Index ranged from $0.09 billion to $7.24 billion as of October 31, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, this Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select this Portfolio's investments. This Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in this Portfolio are market risk, capitalization risk and, to the extent that the Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

Bond Funds
AllianceBernstein Short Duration Bond Portfolio has an investment objective of seeking a moderate rate of income that is subject to taxes. This Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure of sensitivity to interest rates and varies as obligors on debt securities repay their obligations.

This Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Intermediate Duration Bond Portfolio has an investment objective of seeking a moderate to high rate of income that is subject to taxes. This Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

This Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that this Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Inflation-Protected Securities Portfolio This Portfolio has an investment objective of seeking a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. This Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. This Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 year Index, which as of October 31, 2006 was 3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein High-Yield Portfolio has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high-yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities. This Portfolio invests in high-yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

ADDITIONAL INVESTMENT PRACTICES
Each of the Underlying Portfolios also may:

.. Write covered put and call options and purchase and sell put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

.. Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

..  Enter into forward currency exchange contracts;

..  Enter into swap transactions;

..  Enter into repurchase agreements and reverse repurchase agreements;

..  Enter into standby commitment agreements;

..  Invest in convertible securities;

..  Invest in the securities of supranational agencies and other
   "semi-governmental" issuers;

.. Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

.. Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

..  Invest up to 15% of its total assets in illiquid securities; and

.. Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

..  Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

..  Invest in variable, floating, and inverse floating rate investments; and

..  Invest in zero coupon and interest-only or principal-only securities.

Future Developments
An Underlying Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover
Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings
A description of the Strategies' policies and procedures with respect to the disclosure of each Underlying Portfolio's portfolio securities is available in each Underlying Portfolio's SAI.

Management of the Strategies


INVESTMENT ADVISER


Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of March 31, 2007 totaling approximately $742 billion (of which approximately $93 billion represented assets of investment companies). As of March 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 121 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.


The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy, except AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below. Neither AllianceBernstein 2050 Retirement Strategy nor AllianceBernstein 2055 Retirement Strategy had commenced operations during the Strategies' most recent fiscal year. For investment advisory services, each of these Strategies will pay the Adviser a fee as a percentage of average daily net assets at an annualized rate as shown in the table below.


                                                      Management Fee
                                                    (as a percentage of
      AllianceBernstein Retirement Strategy      average daily net assets)
      --------------------------------------------------------------------
      AllianceBernstein 2000 Retirement Strategy           0.55%
      AllianceBernstein 2005 Retirement Strategy           0.55%
      AllianceBernstein 2010 Retirement Strategy           0.60%
      AllianceBernstein 2015 Retirement Strategy           0.60%
      AllianceBernstein 2020 Retirement Strategy           0.65%
      AllianceBernstein 2025 Retirement Strategy           0.65%
      AllianceBernstein 2030 Retirement Strategy           0.65%
      AllianceBernstein 2035 Retirement Strategy           0.65%
      AllianceBernstein 2040 Retirement Strategy           0.65%
      AllianceBernstein 2045 Retirement Strategy           0.65%
      AllianceBernstein 2050 Retirement Strategy           0.65%
      AllianceBernstein 2055 Retirement Strategy           0.65%


The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including a Strategy or an Underlying Portfolio. When two or more of the clients of the Adviser (including a Strategy or an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:

                                                  Principal Occupation During
Employee; Year; Title                               the Past Five (5) Years
------------------------------------------------------------------------------------
Thomas J. Fontaine; since inception; Senior Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Mark A. Hamilton; since 2006; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Joshua Lisser; since inception; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Seth J. Masters; since inception; Executive Executive Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Christopher H. Nikolich; since inception;   Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Additional information about the Portfolio Managers may be found in the Strategies' SAI.

LEGAL PROCEEDINGS


As has been previously reported, the Staff of the SEC and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the SEC ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

The Strategies' advisory fees are not affected by the Adviser's agreement to reduce its advisory fees.


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.



Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Holding remain pending.


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.



On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violations of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. This may require the Strategies to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

Performance of Equity and Fixed Income Investment Teams
Although the Strategies themselves have limited performance history, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through December 31, 2006. The aggregate assets for the Historical Accounts managed by each investment team as of December 31, 2006 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class B and Class C shares of the Strategies in accordance with the plan adopted by the Directors of the Strategies under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily.

Composite investment performance for US Large Cap Value and International Large Cap Value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indices. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth index is designed to include those Russell 1000(R) securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value index is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(R) Growth Index offers investors access to the small to mid-cap growth segment of the U.S. equity universe. The Russell 2500(R) Growth is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid-cap growth manager's opportunity set.

The Russell 2500(R) Value Index offers investors access to the small to mid-cap value segment of the U.S. equity universe. The Russell 2500(R) Value is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager's opportunity set.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.


The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. Structured notes with embedded swaps or other special features and private placements, floating rate securities, and Eurobonds also are excluded. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors.


The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index comprised of US Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

Historical Accounts
--------------------------------------------------------------------------------


For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams and                                     Assets                                    Since   Inception
Benchmarks                                            (in millions) 1 Year 3 Year 5 Year 10 Year Inception   Dates
---------------------------------------------------------------------------------------------------------------------
Equity
---------------------------------------------------------------------------------------------------------------------
US Large Cap Growth                                     $21,401.9    1.07%  7.99%  1.85%  7.37%   14.58%   12/31/1977
Russell 1000 Growth                                                  9.07%  6.87%  2.69%  5.44%
---------------------------------------------------------------------------------------------------------------------
US Large Cap Value                                      $24,167.6   22.11% 14.17% 11.20%           9.64%    3/31/1999
Russell 1000 Value                                                  22.25% 15.09% 10.86%           7.81%
---------------------------------------------------------------------------------------------------------------------
US Small/Mid Cap Value                                     $753.1   14.95% 13.83% 14.20%          15.55%   12/31/2000
Russell 2500 Value                                                  20.18% 16.63% 15.51%          14.53%
---------------------------------------------------------------------------------------------------------------------
International Large Cap Growth                           $4,421.0   18.22% 17.03% 12.79%  7.70%    8.31%   12/31/1990
MSCI EAFE Growth                                                    22.33% 17.18% 12.27%  5.07%    5.77%
---------------------------------------------------------------------------------------------------------------------
International Large Cap Value                            $5,028.8   35.74% 25.83% 22.72%          19.49%    3/31/2001
MSCI EAFE Value                                                     30.38% 22.64% 17.65%          13.42%
---------------------------------------------------------------------------------------------------------------------
Global Real Estate                                       $1,002.3   43.49% 30.38%                 32.23%    9/30/2003
FTSE EPRA/NAREIT Index                                              35.06% 25.85%                 33.13%
---------------------------------------------------------------------------------------------------------------------
Fixed Income
---------------------------------------------------------------------------------------------------------------------
US Core Fixed Income                                     $1,000.5    4.63%  3.77%  4.78%  5.96%    7.08%   12/31/1986
Lehman Aggregate Bond                                                4.33%  3.69%  5.06%  6.24%    7.35%
---------------------------------------------------------------------------------------------------------------------
US High Yield Bond                                         $635.1    9.70%  7.07%  7.93%  5.29%    8.43%   12/31/1986
Lehman Brothers U.S. High Yield (2% Issuer Cap) Index               10.76%  8.15% 10.20%  6.63%
---------------------------------------------------------------------------------------------------------------------
Intermediate TIPS                                           $12.5    1.49%  3.18%  6.11%           6.67%    3/31/1999
Lehman 1-10 Yr TIPS                                                  1.55%  3.48%  6.39%           6.90%
---------------------------------------------------------------------------------------------------------------------
Low Duration Bond                                        $1,490.0    4.35%  2.50%  3.14%  4.79%    4.85%   12/31/1995
Merrill Lynch 1-3 Yr Treasury                                        3.96%  2.17%  2.82%  4.69%    4.71%
---------------------------------------------------------------------------------------------------------------------



* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 11.89%, respectively.



**The inception date for the Lehman Brothers U.S. High Yield (2% Issuer Cap)
  Index was January 1, 1993; the total returns for the US High Yield Bond Composite and that benchmark for that date through 12/31/06 were 7.47% and 7.97%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to Strategy shareholders.

Many Strategy shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Strategy shares in the name of the plan, rather than the participant. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Strategies, ABI and/or the Adviser pays to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Strategies, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Dividends, Distributions and Taxes

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause the Underlying Portfolio or the Strategy to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, each Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

Conversion Feature

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or a Strategy. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Strategy. Each Strategy will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.

General Information

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice. Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategy, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

                     (This page intentionally left blank.)

Financial Highlights


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. No financial highlights information is presented for AllianceBernstein 2050 Retirement Strategy or AllianceBernstein 2055 Retirement Strategy because neither Strategy had commenced operations during the Strategies' most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the most recently completed fiscal year has been audited by KPMG LLP, independent registered public accounting firm for the Strategies, whose report, along with the Strategies' financial statements, are included in each Strategy's annual report, which is available upon request.

                                             Income from Investment Operations
                                         ------------------------------------------
                                                        Net Realized  Net Increase
                               Net Asset      Net      and Unrealized (Decrease) in
                                Value,    Investment   Gain (Loss) on   Net Asset
                               Beginning    Income       Investment    Value from
Fiscal Year or Period          of Period (Loss) (a)(b)  Transactions   Operations
------------------------------------------------------------------------------------

AllianceBernstein 2000
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00       $0.15         $0.73          $0.88
Class B
Year ended 8/31/06              $10.00       $0.14         $0.67          $0.81
Class C
Year ended 8/31/06              $10.00       $0.11         $0.70          $0.81
Advisor Class
Year ended 8/31/06              $10.00       $0.27         $0.65          $0.92

AllianceBernstein 2005
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00       $0.13         $0.79          $0.92
Class B
Year ended 8/31/06              $10.00       $0.05         $0.79          $0.84
Class C
Year ended 8/31/06              $10.00       $0.07         $0.76          $0.83
Advisor Class
Year ended 8/31/06              $10.00       $0.20         $0.75          $0.95

AllianceBernstein 2010
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00       $0.13         $0.87          $1.00
Class B
Year ended 8/31/06              $10.00       $0.05         $0.87          $0.92
Class C
Year ended 8/31/06              $10.00       $0.03         $0.89          $0.92
Advisor Class
Year ended 8/31/06              $10.00       $0.19         $0.83          $1.02

AllianceBernstein 2015
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00       $0.11         $0.98          $1.09
Class B
Year ended 8/31/06              $10.00       $0.05         $0.97          $1.02
Class C
Year ended 8/31/06              $10.00       $0.07         $0.95          $1.02
Advisor Class
Year ended 8/31/06              $10.00       $0.07         $1.06          $1.13


                                       Less Dividends and Distributions
                               -----------------------------------------------
                                                                      Total
                               Dividends  Distributions             Investment
                                from Net    from Net    Net Asset  Return Based
                               Investment   Realized    Value, End on Net Asset
Fiscal Year or Period            Income       Gains     of Period   Value (c)
-------------------------------------------------------------------------------

AllianceBernstein 2000
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $10.88       8.80%
Class B
Year ended 8/31/06                 --          --         $10.81       8.10%
Class C
Year ended 8/31/06                 --          --         $10.81       8.10%
Advisor Class
Year ended 8/31/06                 --          --         $10.92       9.20%

AllianceBernstein 2005
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $10.92       9.20%
Class B
Year ended 8/31/06                 --          --         $10.84       8.40%
Class C
Year ended 8/31/06                 --          --         $10.83       8.30%
Advisor Class
Year ended 8/31/06                 --          --         $10.95       9.50%

AllianceBernstein 2010
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.00      10.00%
Class B
Year ended 8/31/06                 --          --         $10.92       9.20%
Class C
Year ended 8/31/06                 --          --         $10.92       9.20%
Advisor Class
Year ended 8/31/06                 --          --         $11.02      10.20%

AllianceBernstein 2015
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.09      10.90%
Class B
Year ended 8/31/06                 --          --         $11.02      10.20%
Class C
Year ended 8/31/06                 --          --         $11.02      10.20%
Advisor Class
Year ended 8/31/06                 --          --         $11.13      11.30%



Please refer to the footnotes on page 57.

                            Ratios/Supplemental Data
 ------------------------------------------------------------------------------

                  Ratio to Average Net Assets of:   Ratio of Net
                 ----------------------------------- Investment
   Net Assets       Expenses,        Expenses,      Income (Loss)
  End of Period  Net of Waivers/  Before Waivers/    to Average     Portfolio
 (000's omitted) Reimbursements   Reimbursements     Net Assets   Turnover Rate
 ----------------------------------------------------

     $  938           1.05%(d)(e)     104.94%(d)(e)     1.73%(b)       51%
     $   29           1.75%(d)(e)     169.75%(d)(e)     1.40%(b)       51%
     $   34           1.75%(d)(e)     172.05%(d)(e)     1.10%(b)       51%
     $   11           0.75%(d)(e)     189.29%(d)(e)     2.61%(b)       51%

     $3,898           1.03%(d)         13.72%(d)        1.36%(b)       44%
     $  357           1.73%(d)         19.10%(d)        0.49%(b)       44%
     $  167           1.73%(d)         22.53%(d)        0.73%(b)       44%
     $   11           0.73%(d)         45.94%(d)        1.87%(b)       44%

     $9,180           1.13%(d)          8.18%(d)        1.39%(b)        7%
     $  622           1.83%(d)          9.35%(d)        0.47%(b)        7%
     $  899           1.83%(d)          8.39%(d)        0.28%(b)        7%
     $  272           0.83%(d)          9.17%(d)        1.93%(b)        7%

     $8,277           1.13%(d)          8.93%(d)        1.12%(b)       12%
     $1,207           1.83%(d)         10.01%(d)        0.48%(b)       12%
     $  378           1.83%(d)         10.90%(d)        0.68%(b)       12%
     $  124           0.83%(d)         24.93%(d)        0.90%(b)       12%

                                             Income from Investment Operations
                                         ------------------------------------------
                                                        Net Realized  Net Increase
                               Net Asset      Net      and Unrealized (Decrease) in
                                Value,    Investment   Gain (Loss) on   Net Asset
                               Beginning    Income       Investment    Value from
Fiscal Year or Period          of Period (Loss) (a)(b)  Transactions   Operations
------------------------------------------------------------------------------------

AllianceBernstein 2020
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.09         $1.09          $1.18
Class B
Year ended 8/31/06              $10.00      $ 0.04         $1.06          $1.10
Class C
Year ended 8/31/06              $10.00      $ 0.03         $1.07          $1.10
Advisor Class
Year ended 8/31/06              $10.00      $ 0.10         $1.11          $1.21

AllianceBernstein 2025
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.08         $1.36          $1.44
Class B
Year ended 8/31/06              $10.00      $ 0.01         $1.34          $1.35
Class C
Year ended 8/31/06              $10.00      $ 0.00(f)      $1.36          $1.36
Advisor Class
Year ended 8/31/06              $10.00      $ 0.12         $1.35          $1.47

AllianceBernstein 2030
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.03         $1.21          $1.24
Class B
Year ended 8/31/06              $10.00      $(0.01)        $1.15          $1.14
Class C
Year ended 8/31/06              $10.00      $(0.03)        $1.18          $1.15
Advisor Class
Year ended 8/31/06              $10.00      $ 0.09         $1.17          $1.26

AllianceBernstein 2035
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.03         $1.27          $1.30
Class B
Year ended 8/31/06              $10.00      $(0.05)        $1.27          $1.22
Class C
Year ended 8/31/06              $10.00      $(0.04)        $1.25          $1.21
Advisor Class
Year ended 8/31/06              $10.00      $ 0.05         $1.27          $1.32


                                       Less Dividends and Distributions
                               -----------------------------------------------
                                                                      Total
                               Dividends  Distributions             Investment
                                from Net    from Net    Net Asset  Return Based
                               Investment   Realized    Value, End on Net Asset
Fiscal Year or Period            Income       Gains     of Period   Value (c)
-------------------------------------------------------------------------------

AllianceBernstein 2020
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.18      11.80%
Class B
Year ended 8/31/06                 --          --         $11.10      11.00%
Class C
Year ended 8/31/06                 --          --         $11.10      11.00%
Advisor Class
Year ended 8/31/06                 --          --         $11.21      12.10%

AllianceBernstein 2025
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.44      14.40%
Class B
Year ended 8/31/06                 --          --         $11.35      13.50%
Class C
Year ended 8/31/06                 --          --         $11.36      13.60%
Advisor Class
Year ended 8/31/06                 --          --         $11.47      14.70%

AllianceBernstein 2030
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.24      12.40%
Class B
Year ended 8/31/06                 --          --         $11.14      11.40%
Class C
Year ended 8/31/06                 --          --         $11.15      11.50%
Advisor Class
Year ended 8/31/06                 --          --         $11.26      12.60%

AllianceBernstein 2035
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.30      13.00%
Class B
Year ended 8/31/06                 --          --         $11.22      12.20%
Class C
Year ended 8/31/06                 --          --         $11.21      12.10%
Advisor Class
Year ended 8/31/06                 --          --         $11.32      13.20%



Please refer to the footnotes on page 57.

                           Ratios/Supplemental Data
-------------------------------------------------------------------------------

                 Ratio to Average Net Assets of:   Ratio of Net
                ----------------------------------- Investment
  Net Assets       Expenses,        Expenses,      Income (Loss)
 End of Period  Net of Waivers/  Before Waivers/    to Average      Portfolio
(000's omitted) Reimbursements   Reimbursements     Net Assets    Turnover Rate
----------------------------------------------------

    $9,573           1.18%(d)          8.52%(d)         0.93%(b)        5%
    $  982           1.88%(d)          9.59%(d)         0.41%(b)        5%
    $  585           1.88%(d)          9.83%(d)         0.32%(b)        5%
    $   41           0.88%(d)         29.32%(d)         1.14%(b)        5%

    $7,332           1.18%(d)          8.73%(d)         0.79%(b)        6%
    $  525           1.88%(d)         10.10%(d)         0.06%(b)        6%
    $  386           1.88%(d)          9.47%(d)         0.04%(b)        6%
    $  236           0.88%(d)          9.42%(d)         1.09%(b)        6%

    $4,240           1.19%(d)(e)      13.11%(d)(e)      0.35%(b)        7%
    $  374           1.89%(d)(e)      16.08%(d)(e)     (0.14)%(b)       7%
    $  230           1.89%(d)(e)      15.16%(d)(e)     (0.26)%(b)       7%
    $   31           0.89%(d)(e)      22.50%(d)(e)      0.88%(b)        7%

    $3,290           1.20%(d)(e)      17.78%(d)(e)      0.35%(b)       10%
    $  350           1.90%(d)(e)      20.23%(d)(e)     (0.47)%(b)      10%
    $  398           1.90%(d)(e)      19.62%(d)(e)     (0.38)%(b)      10%
    $  228           0.90%(d)(e)      19.84%(d)(e)      0.54%(b)       10%

                                             Income from Investment Operations
                                         ------------------------------------------
                                                        Net Realized  Net Increase
                               Net Asset      Net      and Unrealized (Decrease) in
                                Value,    Investment   Gain (Loss) on   Net Asset
                               Beginning    Income       Investment    Value from
Fiscal Year or Period          of Period (Loss) (a)(b)  Transactions   Operations
------------------------------------------------------------------------------------

AllianceBernstein 2040
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.02         $1.36          $1.38
Class B
Year ended 8/31/06              $10.00      $(0.05)        $1.36          $1.31
Class C
Year ended 8/31/06              $10.00      $(0.03)        $1.34          $1.31
Advisor Class
Year ended 8/31/06              $10.00      $ 0.10         $1.32          $1.42

AllianceBernstein 2045
 Retirement Strategy
Class A
Year ended 8/31/06              $10.00      $ 0.04         $1.38          $1.42
Class B
Year ended 8/31/06              $10.00      $(0.03)        $1.37          $1.34
Class C
Year ended 8/31/06              $10.00      $(0.07)        $1.41          $1.34
Advisor Class
Year ended 8/31/06              $10.00      $ 0.09         $1.36          $1.45


                                       Less Dividends and Distributions
                               -----------------------------------------------
                                                                      Total
                               Dividends  Distributions             Investment
                                from Net    from Net    Net Asset  Return Based
                               Investment   Realized    Value, End on Net Asset
Fiscal Year or Period            Income       Gains     of Period   Value (c)
-------------------------------------------------------------------------------

AllianceBernstein 2040
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.38      13.80%
Class B
Year ended 8/31/06                 --          --         $11.31      13.10%
Class C
Year ended 8/31/06                 --          --         $11.31      13.10%
Advisor Class
Year ended 8/31/06                 --          --         $11.42      14.20%

AllianceBernstein 2045
 Retirement Strategy
Class A
Year ended 8/31/06                 --          --         $11.42      14.20%
Class B
Year ended 8/31/06                 --          --         $11.34      13.40%
Class C
Year ended 8/31/06                 --          --         $11.34      13.40%
Advisor Class
Year ended 8/31/06                 --          --         $11.45      14.50%

                           Ratios/Supplemental Data
-------------------------------------------------------------------------------

                 Ratio to Average Net Assets of:   Ratio of Net
                ----------------------------------- Investment
  Net Assets       Expenses,        Expenses,      Income (Loss)
 End of Period  Net of Waivers/  Before Waivers/    to Average      Portfolio
(000's omitted) Reimbursements   Reimbursements     Net Assets    Turnover Rate
----------------------------------------------------

    $1,764           1.21%(d)(e)      32.68%(d)(e)      0.20%(b)       20%
    $  530           1.91%(d)(e)      35.10%(d)(e)     (0.50)%(b)      20%
    $  155           1.91%(d)(e)      42.81%(d)(e)     (0.32)%(b)      20%
    $   74           0.91%(d)(e)      55.18%(d)(e)      0.97%(b)       20%

    $1,057           1.23%(d)(e)      44.80%(d)(e)      0.44%(b)       13%
    $  140           1.93%(d)(e)      54.54%(d)(e)     (0.28)%(b)      13%
    $  129           1.93%(d)(e)      66.89%(d)(e)     (0.73)%(b)      13%
    $  245           0.93%(d)(e)      52.18%(d)(e)      0.85%(b)       13%


(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategies invest. For the year ended August 31, 2006, the estimated blended expense ratio was 0.07% for each of the Strategies.

(e)Ratios reflect expenses grossed up for expense offset arrangements with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                  Year Ended August 31, 2006
                    ------------------------------------------------------
                       2000       2030       2035       2040       2045
                    Retirement Retirement Retirement Retirement Retirement
                     Strategy   Strategy   Strategy   Strategy   Strategy
      --------------------------------------------------------------------
      Class A          1.03%      1.18%      1.18%      1.18%      1.18%
      Class B          1.73%      1.88%      1.88%      1.88%      1.88%
      Class C          1.73%      1.88%      1.88%      1.88%      1.88%
      Advisor Class    0.73%      0.88%      0.88%      0.88%      0.88%

(f)Amount is less than $(0.005).

Appendix A


Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Strategies to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year including an initial sales charge of 4.25%. The chart reflects the current fee waiver and expense reimbursement for the first year only. For subsequent periods, it assumes that a Strategy's expense ratio as of January 31, 2007 stays the same throughout the 10-year period. If you wish to obtain hypothetical investment information for other classes of shares of the Strategy, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



AllianceBernstein 2055 Retirement Strategy*



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     131.60     10,312.94
   3            10,312.94      515.65    10,828.58     136.44     10,692.14
   4            10,692.14      534.61    11,226.75     141.46     11,085.29
   5            11,085.29      554.26    11,639.56     146.66     11,492.90
   6            11,492.90      574.65    12,067.55     152.05     11,915.50
   7            11,915.50      595.77    12,511.27     157.64     12,353.63
   8            12,353.63      617.68    12,971.31     163.44     12,807.87
   9            12,807.87      640.39    13,448.26     169.45     13,278.82
   10           13,278.82      663.94    13,942.76     175.68     13,767.08
   -------------------------------------------------------------------------
   Cumulative               $5,673.06               $1,905.99



* Because the Strategy had not commenced operations during the Strategies' most recently completed fiscal year the annual expense ratio is estimated.



AllianceBernstein 2050 Retirement Strategy*



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     131.60     10,312.94
   3            10,312.94      515.65    10,828.58     136.44     10,692.14
   4            10,692.14      534.61    11,226.75     141.46     11,085.29
   5            11,085.29      554.26    11,639.56     146.66     11,492.90
   6            11,492.90      574.65    12,067.55     152.05     11,915.50
   7            11,915.50      595.77    12,511.27     157.64     12,353.63
   8            12,353.63      617.68    12,971.31     163.44     12,807.87
   9            12,807.87      640.39    13,448.26     169.45     13,278.82
   10           13,278.82      663.94    13,942.76     175.68     13,767.08
   -------------------------------------------------------------------------
   Cumulative               $5,673.06               $1,905.99



* Because the Strategy had not commenced operations during the Strategies' most recently completed fiscal year the annual expense ratio is estimated.

AllianceBernstein 2045 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     394.80     10,049.74
   3            10,049.74      502.49    10,552.22     398.87     10,153.35
   4            10,153.35      507.67    10,661.02     402.99     10,258.03
   5            10,258.03      512.90    10,770.93     407.14     10,363.79
   6            10,363.79      518.19    10,881.98     411.34     10,470.64
   7            10,470.64      523.53    10,994.17     415.58     10,578.59
   8            10,578.59      528.93    11,107.52     419.86     10,687.66
   9            10,687.66      534.38    11,222.04     424.19     10,797.85
   10           10,797.85      539.89    11,337.74     428.57     10,909.17
   -------------------------------------------------------------------------
   Cumulative               $5,144.09               $4,234.91



AllianceBernstein 2040 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     473.14      9,971.40
   3             9,971.40      498.57    10,469.97     474.29      9,995.68
   4             9,995.68      499.78    10,495.47     475.44     10,020.02
   5            10,020.02      501.00    10,521.02     476.60     10,044.42
   6            10,044.42      502.22    10,546.64     477.76     10,068.88
   7            10,068.88      503.44    10,572.32     478.93     10,093.40
   8            10,093.40      504.67    10,598.07     480.09     10,117.97
   9            10,117.97      505.90    10,623.87     481.26     10,142.61
   10           10,142.61      507.13    10,649.74     482.43     10,167.31
   -------------------------------------------------------------------------
   Cumulative               $4,998.82               $4,831.51



AllianceBernstein 2035 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     263.20     10,181.34
   3            10,181.34      509.07    10,690.40     269.40     10,421.01
   4            10,421.01      521.05    10,942.06     275.74     10,666.32
   5            10,666.32      533.32    11,199.63     282.23     10,917.40
   6            10,917.40      545.87    11,463.27     288.87     11,174.40
   7            11,174.40      558.72    11,733.12     295.67     11,437.44
   8            11,437.44      571.87    12,009.31     302.63     11,706.68
   9            11,706.68      585.33    12,292.01     309.76     11,982.25
   10           11,982.25      599.11    12,581.37     317.05     12,264.32
   -------------------------------------------------------------------------
   Cumulative               $5,400.45               $3,136.12

AllianceBernstein 2030 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  531.57    $ 9,947.18
   2             9,947.18      497.36    10,444.54     236.05     10,208.49
   3            10,208.49      510.42    10,718.92     242.25     10,476.67
   4            10,476.67      523.83    11,000.50     248.61     10,751.89
   5            10,751.89      537.59    11,289.49     255.14     11,034.34
   6            11,034.34      551.72    11,586.06     261.84     11,324.22
   7            11,324.22      566.21    11,890.43     268.72     11,621.70
   8            11,621.70      581.09    12,202.79     275.78     11,927.01
   9            11,927.01      596.35    12,523.36     283.03     12,240.33
   10           12,240.33      612.02    12,852.34     290.46     12,561.88
   -------------------------------------------------------------------------
   Cumulative               $5,455.34               $2,893.45



AllianceBernstein 2025 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  529.56    $ 9,949.19
   2             9,949.19      497.46    10,446.65     174.46     10,272.19
   3            10,272.19      513.61    10,785.80     180.12     10,605.68
   4            10,605.68      530.28    11,135.96     185.97     10,949.99
   5            10,949.99      547.50    11,497.49     192.01     11,305.48
   6            11,305.48      565.27    11,870.76     198.24     11,672.52
   7            11,672.52      583.63    12,256.14     204.68     12,051.46
   8            12,051.46      602.57    12,654.04     211.32     12,442.71
   9            12,442.71      622.14    13,064.85     218.18     12,846.67
   10           12,846.67      642.33    13,489.00     225.27     13,263.73
   -------------------------------------------------------------------------
   Cumulative               $5,583.54               $2,319.81



AllianceBernstein 2020 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  527.55    $ 9,951.20
   2             9,951.20      497.56    10,448.76     179.72     10,269.04
   3            10,269.04      513.45    10,782.50     185.46     10,597.04
   4            10,597.04      529.85    11,126.89     191.38     10,935.51
   5            10,935.51      546.78    11,482.28     197.50     11,284.79
   6            11,284.79      564.24    11,849.03     203.80     11,645.22
   7            11,645.22      582.26    12,227.48     210.31     12,017.17
   8            12,017.17      600.86    12,618.03     217.03     12,401.00
   9            12,401.00      620.05    13,021.05     223.96     12,797.09
   10           12,797.09      639.85    13,436.94     231.12     13,205.83
   -------------------------------------------------------------------------
   Cumulative               $5,573.65               $2,367.83

AllianceBernstein 2015 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  523.53    $ 9,955.22
   2             9,955.22      497.76    10,452.98     183.97     10,269.01
   3            10,269.01      513.45    10,782.46     189.77     10,592.69
   4            10,592.69      529.63    11,122.33     195.75     10,926.57
   5            10,926.57      546.33    11,472.90     201.92     11,270.98
   6            11,270.98      563.55    11,834.53     208.29     11,626.24
   7            11,626.24      581.31    12,207.55     214.85     11,992.70
   8            11,992.70      599.63    12,592.33     221.63     12,370.71
   9            12,370.71      618.54    12,989.24     228.61     12,760.63
   10           12,760.63      638.03    13,398.66     235.82     13,162.85
   -------------------------------------------------------------------------
   Cumulative               $5,566.98               $2,404.14



AllianceBernstein 2010 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  519.51    $ 9,959.24
   2             9,959.24      497.96    10,457.21     219.60     10,237.61
   3            10,237.61      511.88    10,749.49     225.74     10,523.75
   4            10,523.75      526.19    11,049.93     232.05     10,817.89
   5            10,817.89      540.89    11,358.78     238.53     11,120.25
   6            11,120.25      556.01    11,676.26     245.20     11,431.06
   7            11,431.06      571.55    12,002.61     252.05     11,750.55
   8            11,750.55      587.53    12,338.08     259.10     12,078.98
   9            12,078.98      603.95    12,682.93     266.34     12,416.59
   10           12,416.59      620.83    13,037.42     273.79     12,763.63
   -------------------------------------------------------------------------
   Cumulative               $5,495.54               $2,731.91



AllianceBernstein 2005 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  517.49    $ 9,961.26
   2             9,961.26      498.06    10,459.32     445.57     10,013.75
   3            10,013.75      500.69    10,514.44     447.92     10,066.52
   4            10,066.52      503.33    10,569.85     450.28     10,119.57
   5            10,119.57      505.98    10,625.55     452.65     10,172.90
   6            10,172.90      508.65    10,681.55     455.03     10,226.52
   7            10,226.52      511.33    10,737.84     457.43     10,280.41
   8            10,280.41      514.02    10,794.43     459.84     10,334.59
   9            10,334.59      516.73    10,851.32     462.27     10,389.05
   10           10,389.05      519.45    10,908.50     464.70     10,443.80
   -------------------------------------------------------------------------
   Cumulative               $5,056.99               $4,613.18

AllianceBernstein 2000 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1           $10,000.00   $  478.75   $10,053.75  $  511.46    $9,967.29
   2             9,967.29      498.36    10,465.65   1,575.08     8,890.57
   3             8,890.57      444.53     9,335.10   1,404.93     7,930.17
   4             7,930.17      396.51     8,326.68   1,253.16     7,073.51
   5             7,073.51      353.68     7,427.19   1,117.79     6,309.40
   6             6,309.40      315.47     6,624.86     997.04     5,627.82
   7             5,627.82      281.39     5,909.21     889.34     5,019.88
   8             5,019.88      250.99     5,270.87     793.27     4,477.60
   9             4,477.60      223.88     4,701.49     707.57     3,993.91
   10            3,993.91      199.70     4,193.61     631.14     3,562.47
   -------------------------------------------------------------------------
   Cumulative               $3,443.26               $9,880.78

For more information about the Strategies, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the SEC:

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-21081

  Privacy Notice
  (This information is not part of the Prospectus.)

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


                                    [GRAPHIC]




                                                                  PRO-0107-0607

RETIREMENT STRATEGIES



 PROSPECTUS  |  JUNE 29, 2007


 AllianceBernstein Retirement Strategies(R)
 Retirement Shares


[graphic]AllianceBernstein 2000 Retirement Strategy   [graphic]AllianceBernstein 2030 Retirement Strategy

[graphic]AllianceBernstein 2005 Retirement Strategy   [graphic]AllianceBernstein 2035 Retirement Strategy

[graphic]AllianceBernstein 2010 Retirement Strategy   [graphic]AllianceBernstein 2040 Retirement Strategy

[graphic]AllianceBernstein 2015 Retirement Strategy   [graphic]AllianceBernstein 2045 Retirement Strategy

[graphic]AllianceBernstein 2020 Retirement Strategy   [graphic]AllianceBernstein 2050 Retirement Strategy

[graphic]AllianceBernstein 2025 Retirement Strategy   [graphic]AllianceBernstein 2055 Retirement Strategy

 Each of the AllianceBernstein Retirement Strategies seeks the highest total return over time consistent with its asset mix. The asset mix in each AllianceBernstein Retirement Strategy will emphasize capital growth for periods further from retirement (which, for example, is the case for the AllianceBernstein 2055 Retirement Strategy) and capital preservation and income for periods nearer to and after retirement (which, for example, is the case for the AllianceBernstein 2000 Retirement Strategy). All AllianceBernstein Retirement Strategies will eventually have a static asset allocation mix fifteen years after the target retirement year.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.





[LOGO]
       AB
ALLIANCE BERNSTEIN
   Investments

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

Table of Contents


                                                              Page
Risk/Return Summary..........................................   2
Investment Objectives and Principal Policies and Risks.......   2
  Performance and Bar Chart Information......................   4
  Summary of Principal Risks.................................  14
Fees and Expenses of the Strategies..........................  16
Investing in the Strategies..................................  22
  How to Buy Shares..........................................  22
  The Different Share Class Expenses.........................  22
  Distribution Arrangements for Group Retirement Plans.......  23
  Payments to Financial Intermediaries.......................  23
  How to Exchange Shares.....................................  24
  How to Sell or Redeem Shares...............................  24
  Frequent Purchases and Redemptions of Strategy Shares......  24
  How the Strategies Value Their Shares......................  26
Glossary.....................................................  27
Description of the Strategies................................  28
  Investment Objectives and Principal Policies...............  28
  Description of Underlying Portfolios.......................  28
  Additional Investment Practices............................  32
Management of the Strategies.................................  34
  Investment Adviser.........................................  34
  Portfolio Managers.........................................  34
  Legal Proceedings..........................................  34
  Transfer Agency and Retirement Plan Services...............  40
Dividends, Distributions and Taxes...........................  41
General Information..........................................  42
Financial Highlights.........................................  43
Appendix A--Hypothetical Investment and Expense Information.. A-1

The investment adviser for the AllianceBernstein Retirement Strategies is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 120 mutual funds.


Risk/Return Summary


The following is a summary of certain key information about the AllianceBernstein Retirement Strategies. This Summary describes the Strategies' objectives, principal investment strategies, principal risks, and fees.


A more detailed description of the Strategies can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest.

Other important things for you to note:

..  You may lose money by investing in a Strategy.

.. An investment in a Strategy is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment Objectives and Principal Policies and Risks

The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each Strategy will seek to achieve its objective by investing in a combination of portfolios of The AllianceBernstein Pooling Portfolios representing a variety of asset classes and investment styles (the "Underlying Portfolios"). Each Strategy is managed to the specific year of planned retirement included in its name (the "retirement year"). The Strategies' asset mixes will become more conservative each year until reaching the year approximately fifteen years after the retirement date (the "target year") at which time the asset allocation mix will become static. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy's asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy's retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy's asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities.

The Adviser will allow the relative weightings of a Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

The following chart shows each Strategy's target allocation for the various asset classes as of the date of this Prospectus.

AllianceBernstein Retirement Strategy
Asset Allocation by Retirement Year
--------------------------------------------------------------------------------

                                                                                             5 Years 10 Years 15 Years
Years Before/After Retirement    50   45   40   35   30   25   20   15   10   5   Retirement  After   After    After
----------------------------------------------------------------------------------------------------------------------
Asset Class
Short Duration Bonds              --   --   --   --   --   --   --   --   --   --      --      9.0     18.0     27.5
Fixed-Income Securities (Bonds)   --   --   --   --   --   --  7.0 14.0 21.0 28.0    35.0     36.0     37.0     37.5
Real Estate Investment Trusts   10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0 10.0    10.0     10.0     10.0     10.0
Equity Securities (Stocks)      90.0 90.0 90.0 90.0 90.0 90.0 83.0 76.0 69.0 62.0    55.0     45.0     35.0     25.0
----------------------------------------------------------------------------------------------------------------------


*These allocations are not specific to any current AllianceBernstein Retirement
 Strategy, but reflect the expected future allocations of any Strategy once it reaches 10 and 15 years after its target retirement date, respectively. The target retirement date assumes that an investor retires at age 65.


Retirement Strategies Asset Allocation
--------------------------------------------------------------------------------

The following chart illustrates how the asset mix of the Strategies will vary over time. In general, the asset mix of each Strategy will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that is comprised of a mixture of Underlying Portfolios that invest in bonds (including short-duration bonds) and stocks.

                                    [CHART]

Performance and Bar Chart Information

--------------------------------------------------------------------------------


This summary includes a table for each Strategy, other than the 2050 Retirement Strategy and the 2055 Retirement Strategy, which have not been in operation for a full calendar year, showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in a Strategy by showing:



.. how the Strategy's average annual returns for one year and over the life of the Strategy compare to those of a broad based securities market index*; and



.. how the Strategy's performance changed from year to year over the life of the Strategy.



  PLEASE NOTE


  Each Strategies' past performance, of course, does not necessarily indicate how it will perform in the future.



  As with all investments, you may lose money by investing in the Strategies.



*A composite benchmark is also provided for each Strategy to show how the Strategy's performance compares with the returns of an index of securities similar to those in which the Strategy invests. Each composite benchmark is derived by applying the Strategy's target allocations over time to the results of the following benchmarks, as applicable: for U.S. stocks, Russell 3000 Index; for non-U.S. stocks, Morgan Stanley Capital International (MSCI) Europe, Australasia Far East (EAFE) Index; for real estate investment trusts (REITS), FTSE EPRA/NAREIT Global Real Estate Index; for intermediate bonds, Lehman Brothers (LB) U.S. Aggregate Index; for short-term bonds, Merrill Lynch
 (ML) 1-3 Year Treasury Index; for inflation-protected securities, LB 1-10 Year TIPS Index; for high yield bonds, LB High Yield (2% constrained) Index.



AllianceBernstein 2000 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              11.15%   11.52%
----------------         ---------   ------ -----------
Class R                              11.90%   11.34%
----------------         ---------   ------ -----------
Class K                              12.07%   11.54%
----------------         ---------   ------ -----------
Class I                              12.52%   11.88%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  13.63%   11.84%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     12.15




You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 5.12%, 4th quarter, 2006; and


Worst quarter was down -1.49%, 2nd quarter, 2006.

AllianceBernstein 2005 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              11.83%   12.28%
----------------         ---------   ------ -----------
Class R                              12.48%   11.93%
----------------         ---------   ------ -----------
Class K                              12.77%   12.23%
----------------         ---------   ------ -----------
Class I                              13.09%   12.55%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  15.32%   13.40%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     12.83



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 5.58%, 4th quarter, 2006; and


Worst quarter was down -1.48%, 2nd quarter, 2006.

AllianceBernstein 2010 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              12.97%   13.45%
----------------         ---------   ------ -----------
Class R                              13.79%   13.23%
----------------         ---------   ------ -----------
Class K                              14.04%   13.50%
----------------         ---------   ------ -----------
Class I                              14.42%   13.79%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  16.66%   14.65%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]


1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     13.97



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 6.29%, 4th quarter, 2006; and


Worst quarter was down -1.74%, 2nd quarter, 2006.

AllianceBernstein 2015 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              14.28%   14.85%
----------------         ---------   ------ -----------
Class R                              15.08%   14.61%
----------------         ---------   ------ -----------
Class K                              15.41%   14.94%
----------------         ---------   ------ -----------
Class I                              15.66%   15.21%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  17.89%   15.85%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     15.28



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 6.98%, 4th quarter, 2006; and


Worst quarter was down -2.00%, 2nd quarter, 2006.

AllianceBernstein 2020 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              15.17%   16.01%
----------------         ---------   ------ -----------
Class R                              16.12%   15.80%
----------------         ---------   ------ -----------
Class K                              16.34%   16.14%
----------------         ---------   ------ -----------
Class I                              16.64%   16.36%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  19.09%   17.00%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                            Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     16.17



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 7.56%, 4th quarter, 2006; and


Worst quarter was down -2.24%, 2nd quarter, 2006.

AllianceBernstein 2025 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              16.07%   18.43%
----------------         ---------   ------ -----------
Class R                              16.72%   18.08%
----------------         ---------   ------ -----------
Class K                              16.98%   18.37%
----------------         ---------   ------ -----------
Class I                              17.30%   18.69%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  20.09%   18.03%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.07



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 7.99%, 4th quarter, 2006; and


Worst quarter was down -2.36%, 2nd quarter, 2006.

AllianceBernstein 2030 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              16.65%   17.28%
----------------         ---------   ------ -----------
Class R                              17.43%   17.20%
----------------         ---------   ------ -----------
Class K                              17.72%   17.34%
----------------         ---------   ------ -----------
Class I                              17.96%   17.52%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  20.86%   18.81%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.65



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.46%, 4th quarter, 2006; and


Worst quarter was down -2.57%, 2nd quarter, 2006.

AllianceBernstein 2035 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              16.25%   17.57%
----------------         ---------   ------ -----------
Class R                              16.86%   17.28%
----------------         ---------   ------ -----------
Class K                              17.21%   17.62%
----------------         ---------   ------ -----------
Class I                              17.45%   17.89%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  21.06%   18.96%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.25



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.25%, 4th quarter, 2006; and


Worst quarter was down -2.99%, 2nd quarter, 2006.

AllianceBernstein 2040 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              16.78%   18.55%
----------------         ---------   ------ -----------
Class R                              17.61%   18.34%
----------------         ---------   ------ -----------
Class K                              17.86%   18.62%
----------------         ---------   ------ -----------
Class I                              18.27%   18.92%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  21.06%   18.96%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.78



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.60%, 4th quarter, 2006; and


Worst quarter was down -2.97%, 2nd quarter, 2006.

AllianceBernstein 2045 Retirement Strategy



Performance Table


Average Annual Total Returns*


(For the periods ended December 31, 2006)



                                               Since
                                     1 Year Inception**
-------------------------------------------------------
Class A                              16.66%   18.21%
----------------         ---------   ------ -----------
Class R                              17.26%   17.91%
----------------         ---------   ------ -----------
Class K                              17.56%   18.22%
----------------         ---------   ------ -----------
Class I                              17.92%   18.49%
----------------         ---------   ------ -----------
S&P 500 Stock Index                  15.78%   14.00%
----------------         ---------   ------ -----------
Lehman Brothers U.S. Aggregate Index  4.33%    2.83%
----------------         ---------   ------ -----------
Composite Benchmark                  21.06%   18.96%
----------------         ---------   ------ -----------



* Average annual total returns reflect imposition of the maximum contingent deferred sales charges.



** Inception Date is 09/01/05 for Class A, Class R, Class K and Class I shares.



Bar Chart


The annual returns in the bar chart are for the Strategy's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.



                             Calendar Year End (%)

                                 [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
 na      na      na      na      na      na      na      na      na     17.66



You should consider an investment in the Strategy as a long-term investment. The Strategy's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Strategy's:



Best quarter was up 8.29%, 1st quarter, 2006; and


Worst quarter was down -3.04%, 2nd quarter, 2006.

Summary of Principal Risks

The value of your investment in a Strategy will change with changes in the values of that Strategy's investments in the Underlying Portfolios. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Strategy's investments as a whole. The degree to which the following risks apply to a particular Strategy varies according to the Strategy's asset allocation. In general, a Strategy with a later retirement year is expected to be more volatile, and thus riskier, than a Strategy with an earlier retirement year. A Strategy that has achieved its retirement year and thereafter would be expected to be the least volatile of the Strategies.

Each Strategy's principal risks will change depending on the asset mix of the Underlying Portfolios. This Prospectus includes more information about the Underlying Portfolios, their investments, and related risks under "Description of Underlying Portfolios" below.

MARKET RISK
This is the risk that the value of an Underlying Portfolio's investments will fluctuate as the stock or bond markets fluctuate and prices overall may decline over short- or long-term periods. All Strategies are subject to this risk, particularly those with a higher asset allocation of Underlying Portfolios that invest in common stocks. It includes the risk that a particular style of investing, such as growth or value, may be under performing the stock market generally.

INTEREST RATE RISK
Changes in interest rates will affect the value of an Underlying Portfolio's investments in income producing, fixed-income securities. When interest rates rise, the value of an Underlying Portfolio's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower credit ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in fixed-income securities.

INFLATION RISK
This is the risk that the value of assets or income from an Underlying Portfolio's investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Underlying Portfolio's assets can decline as can the value of that Underlying Portfolio's distributions. All Strategies are subject to this risk.

FOREIGN (NON-U.S.) RISK
An Underlying Portfolio's investments in securities of non-U.S. issuers may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of companies typically representing a smaller number of industries. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of non-U.S. countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect an Underlying Portfolio's investments in a country other than the United States. To the extent an Underlying Portfolio invests in a particular country or geographic region, the Underlying Portfolio may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in non-U.S. issuers.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Portfolio invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

CURRENCY RISK
This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of an Underlying Portfolio's investments or reduce the returns of an underlying Portfolio. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in non-U.S. issuers.

CAPITALIZATION RISK
This is the risk of investments in small- to mid-capitalization companies. Investments in small- and mid-cap companies tend to be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. An Underlying Portfolio's investments in smaller capitalization companies may have additional risks because these companies often have limited product lines, markets, or financial resources. This risk is greater for those Strategies with higher asset allocations of Underlying Portfolios that invest in small- and mid-cap companies.

REAL ESTATE RISK
This is the risk associated with investments in real estate. Direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as economic conditions, overbuilding, mortgage rates and availability. In addition, indirect investments in real estate, such as real estate investment trusts or REITs have additional risks because REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. All Strategies are subject to this risk because they invest in the Real Estate Investment Portfolio.

FOCUSED PORTFOLIO RISK
Underlying Portfolios that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Underlying Portfolio's net asset value. All Strategies are subject to this risk because they invest in Underlying Portfolios, such as U.S. Large Cap Growth Portfolio and International Growth Portfolio, that emphasize investments in a smaller number of companies.

DERIVATIVES AND LEVERAGE RISK
An Underlying Portfolio may use derivatives and other leveraging techniques. These investment strategies may be riskier than other investments and may result in greater volatility for the Strategies, particularly in periods of market declines. All Strategies are subject to this risk.

MANAGEMENT RISK
All Strategies are subject to management risk because the Underlying Portfolios are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Underlying Portfolio, but there can be no guarantee that its decisions will produce the intended result.

Fees and Expenses of the Strategies




  WHY ARE STRATEGY FEES AND EXPENSES IMPORTANT?


  Fees and expenses reduce the investment performance of a Strategy. The information provided below is intended to help you understand what these fees and expenses are and provides examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid, under certain circumstances, at the time you redeem or sell your shares back to the Strategy. You pay other fees and expenses indirectly because they are deducted from a Strategy's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.



SHAREHOLDER FEES


(fees paid directly from your investment)


                                        Class A Class R Class K Class I
                                        Shares  Shares  Shares  Shares
         --------------------------------------------------------------
         Maximum Sales Charge (Load)
         Imposed on Purchases (as a
         percentage of offering price)  None(a)  None    None    None

         Maximum Deferred Sales
         Charge (Load) (as a percentage
         of original purchase price or
         redemption proceeds,
         whichever is lower)            None(a)  None    None    None

         Exchange Fee                    None    None    None    None


(a)In some cases, a 1%, 1-year contingent deferred sales charge, or CDSC, may apply to Class A shares. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.


ANNUAL STRATEGY OPERATING EXPENSES (expenses that are deducted from Strategy assets) AND EXAMPLES
Each Strategy's operating expense table shows the fees and expenses (including the pro rata share of expenses of the Underlying Portfolios fees) that you may pay if you buy and hold shares of a Strategy. The Examples are intended to help you compare the cost of investing in the Strategies with the cost of investing in other funds. They assume that you invest $10,000 in a Strategy for the time periods indicated and then redeem all of your shares at the end of those periods shown. They also assume that your investment has a 5% return each year, that the Strategy's and Underlying Portfolio's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

AllianceBernstein 2000 Retirement Strategy
--------------------------------------------------------------------------------

                               Operating Expenses
--------------------------------------------------------------------------------
                                          Class A   Class R   Class K   Class I
--------------------------------------------------------------------------------
Management Fees                              .55%      .55%      .55%      .55%
Distribution and/or Service (12b-1) Fees     .30%      .50%      .25%     None
Other Expenses
 Transfer Agent                             5.66%      .26%      .18%      .12%
 Other Expenses                            98.43%   178.96%   166.49%   179.83%
                                         -------   -------   -------   -------
Total Other Expenses                      104.09%   179.22%   166.67%   179.95%
Total Strategy Operating Expenses
(Before Waiver)                           104.94%   180.27%   167.47%   180.50%
                                         -------   -------   -------   -------
Waiver and/or Expense Reimbursement (a)  (104.15)% (179.28)% (166.73)% (180.01)%
Net Expenses (b)                             .79%      .99%      .74%      .49%
                                         =======   =======   =======   =======
Acquired Fund Fees and Expenses
(Underlying Portfolios) (c)                  .07%      .07%      .07%      .07%
                                         -------   -------   -------   -------
Total Strategy Operating Expenses            .86%     1.06%      .81%      .56%
                                         =======   =======   =======   =======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $    88 $   108 $    83 $    57
After 3 years*  $10,502 $10,502 $10,502 $10,502
After 5 years*  $10,502 $10,502 $10,502 $10,502
After 10 years* $10,502 $10,502 $10,502 $10,502


AllianceBernstein 2005 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .55%     .55%     .55%     .55%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .67%     .24%     .20%     .12%
   Other Expenses                           12.20%   33.36%   15.01%   44.40%
                                           ------   ------   ------   ------
  Total Other Expenses                      12.87%   33.60%   15.21%   44.52%
  Total Strategy Operating Expenses
  (Before Waiver)                           13.72%   34.65%   16.01%   45.07%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (12.87)% (33.60)% (15.21)% (44.52)%
  Net Expenses (b)                            .85%    1.05%     .80%     .55%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses           .92%    1.12%     .87%     .62%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $   94  $   114 $   89  $   63
After 3 years*  $2,718  $ 5,343 $3,077  $6,084
After 5 years*  $4,900  $ 7,926 $5,439  $8,241
After 10 years* $8,884  $10,014 $9,403  $9,353


AllianceBernstein 2010 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .60%     .60%     .60%     .60%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .42%     .25%     .20%     .11%
   Other Expenses                            6.86%   10.52%    6.94%   12.69%
                                            -----   ------    -----   ------
  Total Other Expenses                       7.28%   10.77%    7.14%   12.80%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.18%   11.87%    7.99%   13.40%
                                            -----   ------    -----   ------
  Waiver and/or Expense Reimbursement (a)   (7.31)% (10.80)%  (7.17)% (12.83)%
  Net Expenses (b)                            .87%    1.07%     .82%     .57%
                                            =====   ======    =====   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----   ------    -----   ------
  Total Strategy Operating Expenses           .94%    1.14%     .89%     .64%
                                            =====   ======    =====   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $   96  $  116  $   91  $   65
After 3 years*  $1,758  $2,427  $1,718  $2,644
After 5 years*  $3,313  $4,429  $3,247  $4,804
After 10 years* $6,780  $8,336  $6,679  $8,793



Please refer to the footnotes on page 21.

AllianceBernstein 2015 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .60%     .60%     .60%     .60%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .51%     .25%     .20%     .11%
   Other Expenses                            7.52%    7.95%    7.50%   11.16%
                                            -----    -----    -----   ------
  Total Other Expenses                       8.03%    8.20%    7.70%   11.27%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.93%    9.30%    8.55%   11.87%
                                            -----    -----    -----   ------
  Waiver and/or Expense Reimbursement (a)   (8.02)%  (8.19)%  (7.69)% (11.26)%
  Net Expenses (b)                            .91%    1.11%     .86%     .61%
                                            =====    =====    =====   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----   ------
  Total Strategy Operating Expenses           .98%    1.18%     .93%     .68%
                                            =====    =====    =====   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  100  $  120  $   95  $   69
After 3 years*  $1,898  $1,982  $1,825  $2,391
After 5 years*  $3,555  $3,684  $3,432  $4,401
After 10 years* $7,152  $7,330  $6,966  $8,326


AllianceBernstein 2020 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .49%     .24%     .20%     .12%
   Other Expenses                            7.08%    8.34%    6.54%    7.90%
                                            -----    -----    -----    -----
  Total Other Expenses                       7.57%    8.58%    6.74%    8.02%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.52%    9.73%    7.64%    8.67%
                                            -----    -----    -----    -----
  Waiver and/or Expense Reimbursement (a)   (7.57)%  (8.58)%  (6.74)%  (8.02)%
  Net Expenses (b)                            .95%    1.15%     .90%     .65%
                                            =====    =====    =====    =====
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----    -----
  Total Strategy Operating Expenses          1.02%    1.22%     .97%     .72%
                                            =====    =====    =====    =====

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  104  $  124  $   99  $   74
After 3 years*  $1,827  $2,062  $1,660  $1,829
After 5 years*  $3,428  $3,818  $3,137  $3,455
After 10 years* $6,955  $7,522  $6,495  $7,018


AllianceBernstein 2025 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .65%     .26%     .20%     .12%
   Other Expenses                            7.13%    6.32%    5.57%    6.85%
                                            -----    -----    -----    -----
  Total Other Expenses                       7.78%    6.58%    5.77%    6.97%
  Total Strategy Operating Expenses
  (Before Waiver)                            8.73%    7.73%    6.67%    7.62%
                                            -----    -----    -----    -----
  Waiver and/or Expense Reimbursement (a)   (7.76)%  (6.56)%  (5.75)%  (6.95)%
  Net Expenses (b)                            .97%    1.17%     .92%     .67%
                                            =====    =====    =====    =====
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                            -----    -----    -----    -----
  Total Strategy Operating Expenses          1.04%    1.24%     .99%     .74%
                                            =====    =====    =====    =====

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  106  $  126  $  101  $   76
After 3 years*  $1,867  $1,700  $1,479  $1,636
After 5 years*  $3,496  $3,187  $2,809  $3,114
After 10 years* $7,058  $6,554  $5,937  $6,475




Please refer to the footnotes on page 21.

AllianceBernstein 2030 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                             .96%     .24%     .20%     .12%
   Other Expenses                           11.20%   11.86%    9.84%   13.65%
                                           ------   ------   ------   ------
  Total Other Expenses                      12.16%   12.10%   10.04%   13.77%
  Total Strategy Operating Expenses
  (Before Waiver)                           13.11%   13.25%   10.94%   14.42%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (12.12)% (12.06)% (10.00)% (13.73)%
  Net Expenses (b)                            .99%    1.19%     .94%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.26%    1.01%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  108  $  128  $  103  $   78
After 3 years*  $2,628  $2,667  $2,257  $2,819
After 5 years*  $4,753  $4,800  $4,160  $5,064
After 10 years* $8,719  $8,762  $8,003  $9,058


AllianceBernstein 2035 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                            1.15%     .23%     .20%     .12%
   Other Expenses                           15.68%   16.50%   17.85%   15.88%
                                           ------   ------   ------   ------
  Total Other Expenses                      16.83%   16.73%   18.05%   16.00%
  Total Strategy Operating Expenses
  (Before Waiver)                           17.78%   17.88%   18.95%   16.65%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (16.79)% (16.69)% (18.01)% (15.96)%
  Net Expenses (b)                            .99%    1.19%     .94%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.26%    1.01%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  108  $  128  $  103  $   78
After 3 years*  $3,357  $3,386  $3,524  $3,167
After 5 years*  $5,825  $5,854  $6,052  $5,574
After 10 years* $9,701  $9,717  $9,853  $9,518


AllianceBernstein 2040 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                            2.13%     .25%     .20%     .12%
   Other Expenses                           29.60%   34.68%   32.18%   28.68%
                                           ------   ------   ------   ------
  Total Other Expenses                      31.73%   34.93%   32.38%   28.80%
  Total Strategy Operating Expenses
  (Before Waiver)                           32.68%   36.08%   33.28%   29.45%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (31.69)% (34.89)% (32.34)% (28.76)%
  Net Expenses (b)                            .99%    1.19%     .94%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.26%    1.01%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $   108 $  128  $   103 $    78
After 3 years*  $ 5,158 $5,474  $ 5,212 $ 4,815
After 5 years*  $ 7,794 $8,008  $ 7,835 $ 7,515
After 10 years* $10,106 $9,939  $10,080 $10,213



Please refer to the footnotes on page 21.

AllianceBernstein 2045 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
  ----------------------------------------------------------------------------
                                           Class A  Class R  Class K  Class I
  ----------------------------------------------------------------------------
  Management Fees                             .65%     .65%     .65%     .65%
  Distribution and/or Service (12b-1) Fees    .30%     .50%     .25%    None
  Other Expenses
   Transfer Agent                            2.99%     .24%     .20%     .11%
   Other Expenses                           40.86%   44.51%   43.44%   51.88%
                                           ------   ------   ------   ------
  Total Other Expenses                      43.85%   44.75%   43.64%   51.99%
  Total Strategy Operating Expenses
  (Before Waiver)                           44.80%   45.90%   44.54%   52.64%
                                           ------   ------   ------   ------
  Waiver and/or Expense Reimbursement (a)  (43.81)% (44.71)% (43.60)% (51.95)%
  Net Expenses (b)                            .99%    1.19%     .94%     .69%
                                           ======   ======   ======   ======
  Acquired Fund Fees and Expenses
  (Underlying Portfolios) (c)                 .07%     .07%     .07%     .07%
                                           ------   ------   ------   ------
  Total Strategy Operating Expenses          1.06%    1.26%    1.01%     .76%
                                           ======   ======   ======   ======

--------------------------------------------------------------------------------


                   Examples
-----------------------------------------------
                Class A Class R Class K Class I
-----------------------------------------------
After 1 year    $  108  $  128  $  103  $   78
After 3 years*  $6,087  $6,159  $6,070  $6,449
After 5 years*  $8,249  $8,260  $8,246  $8,191
After 10 years* $9,377  $9,303  $9,395  $8,821


AllianceBernstein 2050 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses
     Transfer Agent                            .02%    .26%    .20%    .12%
     Other Expenses (d)                        .25%    .25%    .25%    .25%
                                              ----    ----    ----    ----
    Total Other Expenses (d)                   .27%    .51%    .45%    .37%
    Total Strategy Operating Expenses
    (Before Waiver) (d)                       1.22%   1.66%   1.35%   1.02%
                                              ----    ----    ----    ----
    Waiver and/or Expense Reimbursement (a)   (.23)%  (.47)%  (.41)%  (.33)%
    Net Expenses                               .99%   1.19%    .94%    .69%
                                              ====    ====    ====    ====
    Acquired Fund Fees and Expenses
    (Underlying Portfolios) (c)                .07%    .07%    .07%    .07%
                                              ----    ----    ----    ----
    Total Strategy Operating Expenses         1.06%   1.26%   1.01%    .76%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------


                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year    $108    $128    $103    $ 78
After 3 years*  $386    $499    $409    $314


AllianceBernstein 2055 Retirement Strategy
--------------------------------------------------------------------------------


                               Operating Expenses
    ------------------------------------------------------------------------
                                             Class A Class R Class K Class I
    ------------------------------------------------------------------------
    Management Fees                            .65%    .65%    .65%    .65%
    Distribution and/or Service (12b-1) Fees   .30%    .50%    .25%   None
    Other Expenses
     Transfer Agent                            .02%    .26%    .20%    .12%
     Other Expenses (d)                        .25%    .25%    .25%    .25%
                                              ----    ----    ----    ----
    Total Other Expenses (d)                   .27%    .51%    .45%    .37%
    Total Strategy Operating Expenses
    (Before Waiver) (d)                       1.22%   1.66%   1.35%   1.02%
                                              ----    ----    ----    ----
    Waiver and/or Expense Reimbursement (a)   (.23)%  (.47)%  (.41)%  (.33)%
    Net Expenses                               .99%   1.19%    .94%    .69%
                                              ====    ====    ====    ====
    Acquired Fund Fees and Expenses
    (Underlying Portfolios) (c)                .07%    .07%    .07%    .07%
                                              ----    ----    ----    ----
    Total Strategy Operating Expenses         1.06%   1.26%   1.01%    .76%
                                              ====    ====    ====    ====

--------------------------------------------------------------------------------


                   Examples
----------------------------------------------
               Class A Class R Class K Class I
----------------------------------------------
After 1 year    $108    $128    $103    $ 78
After 3 years*  $386    $499    $409    $314




Please refer to the footnotes on page 21.

--------------------------------------------------------------------------------

(a)Reflects the Adviser's contractual waiver of a portion of its advisory fees and/or reimbursement of a portion of the Strategy's operating expenses. This waiver extends through the Strategy's current fiscal year and may be extended by the Adviser for additional one-year terms.


(b)Expenses have been restated to reflect current fees.



(c)"Acquired Fund Fees and Expenses" are based upon the allocation of the Strategy's assets among the Underlying Portfolios as of August 31, 2006 (with respect to the 2050 Retirement Strategy and the 2055 Retirement Strategy, based upon the target allocations). "Acquired Fund Fees and Expenses" will vary with the changes in the expenses of the Underlying Portfolios, as well as allocation of the Strategy's assets, and may be higher or lower than those shown above.



(d)Based on estimated expenses.



* These examples assume that the Adviser's agreement to waive advisory fees and/or reimburse the Strategies' expenses is not extended beyond the end of the Strategy's current fiscal year.

Investing in the Strategies

This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Strategy that are offered in this Prospectus. The Strategies offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Strategies and your individual financial advisor under "Payments to Financial Intermediaries."

HOW TO BUY SHARES
Class A, Class R, Class K and Class I shares are available at net asset value, or NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Strategy ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in a Strategy.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not avai-
 lable to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

Required Information
Each Strategy is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Strategy may also ask to see other identifying documents. If you do not provide the information, the Strategy will not be able to open your account. If a Strategy is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Strategy believes it has identified potential criminal activity, that Strategy reserves the right to take action as it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees) or CDSCs.

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 Fee is a fee deducted from a Strategy's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. Each Strategy has adopted plans under SEC Rule 12b-1 that allows the Strategy to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of a Strategy's shares is:

                              Distribution and/or Service
                                (Rule 12b-1) Fee (As a
                                Percentage of Aggregate
                               Average Daily Net Assets)
                      -----------------------------------
                      Class A            .30%
                      Class R            .50%
                      Class K            .25%
                      Class I            None

Because these fees are paid out of a Strategy's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. The higher fees mean a higher expense ratio, so Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Strategy as an investment option within one year, all investments in Class A shares of that Strategy through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Strategies' Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of the shares being redeemed.

Class R, Class K and Class I Shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Strategy offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the group retirement plans as to the purchase, sale or exchange of Strategy shares, including maximum and minimum initial investment requirements that are different from those described in this Prospectus and the Strategies' SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in this Prospectus and the Strategies' SAI. Group retirement plans also may not offer all classes of Strategy shares. A Strategy is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries market and sell shares of the Strategies. These financial intermediaries may receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Strategies offered in this Prospectus and/or provides services to the Strategies' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

In the case of Class A shares, the Strategies' principal underwriter, ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

  Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.
  Please read this Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $22,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $20,000,000, for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about, the Strategies.

The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Strategies--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Strategies' are included in "Other Expenses" under "Fees and Expenses of the Strategies--Annual Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  A.G. Edwards
  AIG Advisor Group
  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Cadaret Grant & Co.
  CCO Investment Services Corp.
  Charles Schwab
  Chase Investment Services
  Citicorp Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  Independent Financial Marketing Group
  ING Advisors Network
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch
  MetLife Securities
  Morgan Stanley
  Mutual Service Corporation
  National Financial
  PFS Investments
  Raymond James
  RBC Dain Rauscher
  Robert W. Baird
  Securities America
  Signator Investors
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Strategies may use brokers and dealers who sell Strategy shares to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Strategy shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange through your financial intermediary. In order to receive a day's NAV, your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Strategies may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Strategy) on any day the New York Stock Exchange, or the Exchange, is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Strategy receives your redemption request in proper form. Normally, redemption proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Strategy is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

FREQUENT PURCHASES AND REDEMPTIONS OF STRATEGY SHARES
The Strategies' Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While each Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a

Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force the Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Strategy performance.

Strategies that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of foreign securities established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, each Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in foreign securities. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Strategies that may be adversely affected by price arbitrage include, in particular, those funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. Each Strategy seeks to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. Each Strategy will seek to prevent such practices to the extent they are detected by the procedures described below. Each Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. Each Strategy, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Strategy may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

.. Account Blocking Procedures. If a Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Strategy account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Strategy seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to a Strategy, the Strategy will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Strategy will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Strategy will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.


Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of a Strategy and its agents to detect excessive or short-duration trading in Strategy shares, there is no guarantee that the Strategy will be able to identify these shareholders or curtail their trading practices. In particular, a Strategy may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short-duration trading activity in Strategy shares.

HOW THE STRATEGIES VALUE THEIR SHARES
The price of each Strategy's shares is based on its NAV, which in turn is based on the NAVs of the Underlying Portfolios in which it invests. Each Strategy's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Strategy's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Because the Underlying Portfolios may invest in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Strategy does not price its shares, the NAV of a Strategy's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Strategy.

Each Underlying Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Underlying Portfolios' Board of Directors. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. An Underlying Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by an Underlying Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Each Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. An Underlying Portfolio may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Underlying Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, each Underlying Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Underlying Portfolios' Board of Directors has delegated responsibility for valuing each Underlying Portfolio's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Underlying Portfolio's assets on behalf of the Underlying Portfolio. The Valuation Committee values Underlying Portfolio assets as described above.

Your order for purchase, sale or exchange of shares is priced at the next-determined NAV after your order is received in proper form by a Strategy.

Glossary

This Prospectus uses the following terms.

TYPES OF SECURITIES
Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Depositary Receipts include American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts.

Equity Securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Inflation-indexed bonds are fixed-income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Qualifying bank deposits are certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A Securities are securities that may be resold under Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

RATING AGENCIES AND RATED SECURITIES
Fitch is Fitch Ratings.

Lower-rated securities are fixed-income securities rated Ba or below by Moody's or BB or below by S&P or Fitch, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

Prime commercial paper is commercial paper rated Prime 1 by Moody's or A-1 or higher by S&P or, if not rated, issued by companies that have an outstanding debt issue rated Aa or higher by Moody's or AA or higher by S&P.

S&P is Standard & Poor's Ratings Services.

OTHER
1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

SEC is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

FNMA is the Federal National Mortgage Association.

FHLMC is the Federal Home Loan Mortgage Corporation.

Securities Act is the Securities Act of 1933, as amended.

Description of the Strategies

This section of the Prospectus provides a more complete description of each Strategy's investment objective, principal investment policies and risks. Of course, there can be no assurance that a Strategy will achieve its investment objective.

Please note that:

.. Additional descriptions of each Underlying Portfolio's investment strategies, investments and risks can be found in the Strategies' SAI.

.. Except as noted, a Strategy's investment objective and investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in a Strategy's holdings after they are purchased by a Strategy will not cause the Strategy to be in violation of such limitation.

INVESTMENT OBJECTIVES AND PRINCIPAL POLICIES
The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Each of the Strategies seeks to achieve its objective by investing in various Underlying Portfolios, which represent a variety of asset classes and investment styles. Each Strategy is managed to a specific retirement year. Each Strategy's asset mix will become more conservative, both prior to and after the target year. This reflects the objective of pursuing the maximum amount of capital growth, consistent with a reasonable amount of risk, during the investor's pre-retirement and early retirement years. After the retirement date of a Strategy, that Strategy's asset mix seeks to minimize the likelihood that an investor in that Strategy experiences a significant loss of capital at a more advanced age. The asset mix will continue to change with an increasing exposure to investments in fixed-income securities and short-term bonds until fifteen years after a Strategy's retirement date. Thereafter, the target asset allocation for that Strategy will generally be fixed. The static allocation of a Strategy's asset mix will be 27.5% short-duration bonds, 37.5% fixed-income securities and 35% equities.

The Adviser will allow the relative weightings of a Strategy's asset classes to vary in response to the markets, but ordinarily only by plus/minus 5%. Beyond those ranges, the Adviser will generally rebalance the portfolio toward the target asset allocation for that Strategy. However, there may be occasions when those ranges will expand to 10% of the Strategy's portfolio due to, among other things, appreciation of one of the asset classes.

DESCRIPTION OF UNDERLYING PORTFOLIOS
Each Strategy invests in a combination of Underlying Portfolios. Each Strategy's target asset allocation is intended to diversify its investments among various asset classes such as stocks and bonds.


The Adviser does not intend to make frequent tactical adjustments to the target asset mix or to trade actively among Underlying Portfolios, other than the periodic adjustments described above. However, as noted above, the Adviser reserves the right to modify the target allocations and Underlying Portfolio weightings and to substitute other Underlying Portfolios from time to time should circumstances warrant. The following table shows which Underlying Portfolios are being used within each asset class as of May 1, 2007 and the target allocations for each Strategy:

Percentage of AllianceBernstein Retirement Strategy


Invested in the Specified Underlying Portfolio as of May 1, 2007

--------------------------------------------------------------------------------


               Current Fund          2055* 2050* 2045  2040  2035  2030  2025  2020  2015  2010  2005  2000  n/a** n/a**
------------------------------------------------------------------------------------------------------------------------
Asset Class    Underlying Portfolio
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Short Duration
Bonds          Short Duration Bond      --    --    --    --    --    --    --    --    --    --  4.07 13.10 18.00 27.50
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Bonds          Subtotal                                             3.17 10.20 17.25 24.29 31.33 35.64 36.60 37.00 37.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Inflation-Protected
               Securities               --    --    --    --    --    --    --  1.81  6.30 11.33 14.54 15.08 15.00 15.00
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Intermediate Duration    --    --    --    --    --  0.91  4.28  8.40 10.97 12.98 14.98 17.64 19.50 22.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               High-Yield               --    --    --    --    --  2.26  5.92  7.04  7.02  7.02  6.12  3.88  2.50    --
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
REITs          Global Real Estate
               Investment            10.00 10.00  9.90 10.00  9.90  9.95  9.93  9.94  9.93  9.91  9.90  9.92 10.00 10.00
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
Stocks         Subtotal              90.00 90.00 90.10 90.00 90.10 86.88 79.87 72.81 65.78 58.76 50.39 40.38 35.00 25.00
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               U.S. Large Cap Growth 24.00 24.00 24.00 24.00 24.00 23.18 21.41 19.56 17.80 16.28 14.32 11.72 10.25  7.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               U.S. Value            24.00 24.00 24.10 24.00 24.10 23.26 21.54 19.61 17.83 16.34 14.38 11.76 10.25  7.50
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Small-Mid Cap Growth   7.50  7.50  7.50  7.50  7.50  7.15  6.33  5.76  5.13  4.26  3.25  2.37  2.00  1.25
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               Small-Mid Cap Value    7.50  7.50  7.50  7.50  7.50  7.16  6.40  5.77  5.14  4.28  3.28  2.40  2.00  1.25
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               International Growth  13.50 13.50 13.50 13.50 13.50 13.08 12.11 11.07  9.95  8.81  7.59  6.07  5.25  3.75
               --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
               International Value   13.50 13.50 13.50 13.50 13.50 13.05 12.08 11.04  9.93  8.79  7.57  6.06  5.25  3.75
-------------- --------------------- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----



* As AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy had not yet commenced operations as of May 1, 2007, the allocations set forth above represent target allocations.



**These allocations are not specific to any Strategy, but reflect the expected future allocations of any Strategy once it reaches 10 and 15 years after its retirement date, respectively. The target retirement date assumes that an investor retires at age 65.

The underlying stock funds draw on growth, value and quantitative investment techniques and diversify investments among small, medium and large U.S. companies. They also include investments in the real estate sector as well as foreign stocks from developed and emerging markets.

The underlying bond funds represent a diverse range of fixed-income investments that vary by issuer type (corporate and government), and credit quality (investment-grade and high yield).

Principal Risks Of Underlying Portfolios
The Underlying Portfolios have risks similar to the overall risks discussed for the Strategies above. The risks include:

.. Market Risk--risk of losses due to adverse changes in the stock or bond market.

.. Interest Rate Risk--risk that changes in interest rates will affect the value of an Underlying Portfolio's investments in income-producing securities.

.. Credit Risk--risk that the issuer or the guarantor of a debt security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations.

.. Foreign (Non-U.S.) Risk--risk that investments in issuers located in foreign countries may have more risks because their markets tend to be more volatile than the U.S. stock market.

.. Emerging Market Risk--increased risks of investments in emerging market securities of issuers based in countries with developing economies.

.. Currency Risk--risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of an Underlying Portfolio's investments.

.. Capitalization Risk--risk that investments in small- to mid-capitalization companies will be more volatile than investments in larger companies. An Underlying Portfolio's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets, or financial resources.

.. Focused Portfolio Risk--risk that changes in the value of a single security may have a more significant effect, either negative or positive, on the NAV of an Underlying Portfolio that invests in a limited number of companies.

.. Real Estate Risk--risk that direct investments in real estate can decline due to a variety of factors affecting the real estate market generally, such as overbuilding, increases in interest rates, or declines in rental rates. In addition, indirect investments in real estate, such as REITs, are dependent on the capability of the property managers, may have limited diversification, and could be significantly affected by changes in tax laws.

.. Derivatives Risk--risk that the use of derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index, may enhance volatility, in addition to other risks such as the credit risk of the counterparty. Derivatives also involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant underlying assets, rates or indices.

.. Leveraging Risk--risk that investments in derivatives or other leverage, such as borrowing money, may be more volatile and compound other risks.

.. Management Risk--Each Underlying Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Underlying Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit an Underlying Portfolio.

Investment Objectives and Principal Policies of Underlying Portfolios
A brief description of each of the Underlying Portfolios follows. Additional details are available in the Underlying Portfolios' prospectus or SAI. You may request a free copy of the Underlying Portfolios' prospectus and/or SAI by contacting your broker or other financial intermediary, or by contacting the
Adviser:

By Mail:  c/o AllianceBernstein Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature:   (800) 227-4618

Stock Portfolios
AllianceBernstein U.S. Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. This Portfolio's investment policies emphasize investment in companies that the Adviser's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.

Among the principal risks of investing in this Portfolio is market risk and, to the extent this Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein U.S. Large Cap Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. This Portfolio focuses on a relatively small number of large, intensively researched companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select this Portfolio's investments.

Under normal circumstances, this Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies. For these purposes, "large-cap U.S. companies" are those that, at the time of investment, have market capitalizations within the range of the market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000(R) Growth Index ranged from $1.37 billion to almost $432.1 billion as of October 31, 2006, this Portfolio normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

Among the principal risks of investing in this Portfolio are market risk, focused portfolio risk and, to the extent it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Global Real Estate Investment Portfolio has an investment objective of seeking total return from a combination of income and long-term growth of capital. This Portfolio invests primarily in equity securities of real estate investment trusts or REITs and other real estate industry companies. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio's investment policies emphasize investment in real estate companies Bernstein believes have strong property fundamentals and management teams. This Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

This Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property.

This Portfolio may from time to time enter into currency futures contracts or forward currency exchange contracts.

Among the principal risks of investing in this Portfolio are market risk, real estate risk, credit risk and interest rate risk. Because this Portfolio invests in mortgage-backed securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing it to reinvest in securities with lower interest rates. The Portfolio also has foreign risk and currency risk.

AllianceBernstein International Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of foreign companies.

This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. This Portfolio may from time to time enter into currency futures contracts or currency forward contracts.

Among the principal risks of investing in this Portfolio are market risk, foreign risk, emerging market risk, and currency risk. This Portfolio is also subject to capitalization risk and derivatives risk.

AllianceBernstein International Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process.

The Portfolios invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.

Among the principal risks of investing in this Portfolio are market risk, foreign risk, emerging market risk, and currency risk.

AllianceBernstein Small-Mid Cap Value Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. For these purposes, "small- and mid-cap U.S. companies" are those U.S. companies that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500(TM) Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500(TM) Value Index. While the capitalizations of companies in the Russell 2500(TM) Value Index ranged from $0.10 billion to approximately $6.85 billion as of October 31, 2006, the Portfolio normally will not invest in companies with market capitalizations exceeding $5 billion at the time of purchase. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities.

This Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for this Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. It may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in this Portfolio are market risk, capitalization risk and, to the extent that the Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Small-Mid Cap Growth Portfolio has an investment objective of seeking long-term growth of capital. This Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, this Portfolio invests at least 80% of its net assets in small- and mid-cap companies. For these purposes, "small- and mid-cap companies" are those U.S. companies that, at the time of investment, have market capitalizations in the greater of the range of companies constituting the Russell 2500(TM) Growth Index or between $1 and $6 billion. The market capitalizations of companies in the Russell 2500(TM) Growth Index ranged from $.09 billion to $7.24 billion as of October 31, 2006. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets.

Normally, this Portfolio invests in U.S. companies that the Adviser believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. The Adviser relies heavily on the fundamental analysis and research of its internal research staff to select this Portfolio's investments. This Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.

Among the principal risks of investing in this Portfolio are market risk, capitalization risk and, to the extent that the Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

Bond Funds
AllianceBernstein Short Duration Bond Portfolio has an investment objective of seeking a moderate rate of income that is subject to taxes. This Portfolio invests primarily in investment-grade, U.S. Dollar-denominated debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively short duration of one to three years under normal market conditions. Duration is a measure of sensitivity to interest rates and varies as obligors on debt securities repay their obligations.

This Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Intermediate Duration Bond Portfolio has an investment objective of seeking a moderate to high rate of income that is subject to taxes. This Portfolio invests primarily in investment-grade, U.S. Dollar denominated debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in debt securities. This Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions.

This Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, and inflation-protected securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that this Portfolio invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein Inflation-Protected Securities Portfolio This Portfolio has an investment objective of seeking a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. This Portfolio invests primarily in U.S. Dollar-denominated inflation-protected securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. It seeks to maintain a duration within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS 1-10 year Index, which as of October 31, 2006 was
3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

AllianceBernstein High-Yield Portfolio has an investment objective of seeking a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. This Portfolio invests primarily in high-yield debt securities. Under normal circumstances, this Portfolio invests at least 80% of its net assets in these types of securities. This Portfolio invests in high-yield, below investment grade debt securities, commonly known as "junk bonds." This Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in this Portfolio are interest rate risk, credit risk, market risk, derivatives risk and, to the extent that it invests in securities of non-U.S. issuers, foreign risk and currency risk.

ADDITIONAL INVESTMENT PRACTICES
Each of the Underlying Portfolios also may:

.. Write covered put and call options and purchase and sell put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

.. Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

..  Enter into forward currency exchange contracts;

..  Enter into swap transactions;

..  Enter into repurchase agreements and reverse repurchase agreements;

..  Enter into standby commitment agreements;

..  Invest in convertible securities;

..  Invest in the securities of supranational agencies and other
   "semi-governmental" issuers;

.. Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Portfolio's net assets is held as collateral for such sales;

.. Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

..  Invest up to 15% of its total assets in illiquid securities; and

.. Invest in depositary receipts, Exchange Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

..  Invest up to 20% of its total assets in rights and warrants.

The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

..  Invest in variable, floating, and inverse floating rate investments; and

..  Invest in zero coupon and interest-only or principal-only securities.

Future Developments
An Underlying Portfolio may, with appropriate notice to shareholders, take advantage of other investment practices that are not currently contemplated for use by the Underlying Portfolios, or are not available but may yet be developed, to the extent such investment practices are consistent with the Underlying Portfolio's investment objective and legally permissible for the Underlying Portfolio. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Underlying Portfolio Turnover
Each of the Underlying Portfolios is actively managed and, in some cases in response to market conditions, an Underlying Portfolio's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Underlying Portfolio and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, an Underlying Portfolio may reduce its position in equity securities and invest, without limit, in certain types of short-term, liquid, high grade or high quality debt securities and in lower-rated securities and convertible securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of debt securities including notes and bonds. Such securities also may include foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies, and supranational organizations. While an Underlying Portfolio invests for temporary defensive purposes, it may not meet its investment objective.

Portfolio Holdings
A description of the Strategies' policies and procedures with respect to the disclosure of each Underlying Portfolio's portfolio holdings is available in each Underlying Portfolio's SAI.

Management of the Strategies


INVESTMENT ADVISER


Each Strategy's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of March 31, 2007 totaling approximately $742 billion (of which approximately $93 billion represented assets of investment companies). As of March 31, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 47 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 121 separate investment portfolios, currently have approximately 3.8 million shareholder accounts.


The Adviser provides investment advisory services for each Strategy and for directing the purchase and sale of the Underlying Portfolios in which they invest. For these advisory services, each Strategy, except AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy, paid the Adviser during its most recent fiscal year a management fee as a percentage of average daily net assets as shown in the table below. Neither AllianceBernstein 2050 Retirement Strategy nor AllianceBernstein 2055 Retirement Strategy had commenced operations during the Strategies' most recent fiscal year. For investment advisory services, each of these Strategies will pay the Adviser a fee as a percentage of average daily net assets at an annualized rate as shown in the table below.


                                                      Management Fee
                                                    (as a percentage of
      AllianceBernstein Retirement Strategy      average daily net assets)
      --------------------------------------------------------------------
      AllianceBernstein 2000 Retirement Strategy           0.55%
      AllianceBernstein 2005 Retirement Strategy           0.55%
      AllianceBernstein 2010 Retirement Strategy           0.60%
      AllianceBernstein 2015 Retirement Strategy           0.60%
      AllianceBernstein 2020 Retirement Strategy           0.65%
      AllianceBernstein 2025 Retirement Strategy           0.65%
      AllianceBernstein 2030 Retirement Strategy           0.65%
      AllianceBernstein 2035 Retirement Strategy           0.65%
      AllianceBernstein 2040 Retirement Strategy           0.65%
      AllianceBernstein 2045 Retirement Strategy           0.65%
      AllianceBernstein 2050 Retirement Strategy           0.65%
      AllianceBernstein 2055 Retirement Strategy           0.65%


The Adviser is also responsible for the selection and management of the Underlying Portfolios' portfolio investments. The Adviser does not receive a fee for managing the Underlying Portfolios.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees that may be higher or lower than the advisory fees it receives from the Strategies. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Strategy or an Underlying Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with a Strategy or an Underlying Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including a Strategy or an Underlying Portfolio. When two or more of the clients of the Adviser (including a Strategy or an Underlying Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The management of and investment decisions for each of the Strategies are made by the Blend Investment Policy Team, comprised of senior Blend portfolio managers. The Blend Investment Policy Team relies heavily on the Adviser's growth, value and fixed-income investment teams and, in turn, the fundamental research of the Adviser's large internal research staff. No one person is principally responsible for coordinating the Strategies' investments.

The following table lists the five persons within the Blend Investment Policy Team with the most significant responsibility for day-to-day management of the Strategies, the length of time that each person has been jointly and primarily responsible for the Strategies, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Year; Title                               the Past Five (5) Years
------------------------------------------------------------------------------------
Thomas J. Fontaine; since inception; Senior Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Mark A. Hamilton; since 2006; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Joshua Lisser; since inception; Senior Vice Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Seth J. Masters; since inception; Executive Executive Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.

Christopher H. Nikolich; since inception;   Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity to his
                                            current position since prior to 2002.



LEGAL PROCEEDINGS


As has been previously reported, the Staff of the SEC and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the SEC ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i)The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Strategies, will introduce governance and compliance changes.

The Strategies' advisory fees are not affected by the Advisor's agreement to reduce its advisory fees.


On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds; certain officers of the Adviser (the "AllianceBernstein defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.



Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Holding remain pending.


On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and

Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.



On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain of the defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint"), which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On
January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal, which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Strategies' shares or other adverse consequences to the Strategies. This may require the Strategies to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the Strategies. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Strategies.

Performance of Equity and Fixed Income Investment Teams
Although the Strategies themselves have limited performance history, certain of the investment teams employed by the Adviser in managing each Strategy have experience in managing discretionary accounts of institutional clients and/or other registered investment companies and portions thereof (the "Historical Accounts") that have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies as those applicable to the portions of the Strategies they manage. The Historical Accounts that are not registered investment companies or portions thereof are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act and the Code to which the Strategies, as registered investment companies, are subject and which, if applicable to the Historical Accounts, may have adversely affected the performance of the Historical Accounts.


Set forth below is performance data provided by the Adviser relating to all the Historical Accounts that have substantially the same investment objectives and policies and essentially the same investment strategies as the Strategies managed by investment teams that manage the Strategies' assets. Performance data is shown for the period during which the relevant investment team of the Adviser or its Bernstein unit managed the Historical Accounts through December 31, 2006. The aggregate assets for the Historical Accounts managed by each investment team as of December 31, 2006 are also shown. Each of an investment team's Historical Accounts has a nearly identical composition of investment holdings and related percentage weightings.


The performance data is net of all fees (including brokerage commissions) charged to the Historical Accounts, calculated on a monthly basis. The data has not been adjusted to reflect any fees that will be payable by the Strategies, which may be higher than the fees imposed on the Historical Accounts, and will reduce the returns of the Strategies. Expenses associated with the distribution of Class A, Class R and Class K shares of the Strategies in accordance with the plan adopted by the Directors of the Strategies under SEC Rule 12b-1 are also excluded. Except as noted, the performance data has also not been adjusted for corporate or individual taxes, if any, payable by account owners.

The Adviser has calculated the investment performance of the Historical Accounts on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Composite investment performance for US Large Cap Value and International Large Cap Value accounts has been determined on an equal weighted basis for periods prior to January 1, 2003 and on an asset weighted basis for periods subsequent thereto. Composite investment performance for all other accounts has been determined on an asset weighted basis. New accounts are included in the composite investment performance computations at the beginning of the quarter following the initial contribution. The total returns set forth below are calculated using a method that links the monthly return amounts for the disclosed periods, resulting in a time-weighted rate of return. Other methods of computing the investment performance of the Historical Accounts may produce different results, and the results for different periods may vary.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, based on a "non-linear probability" method to assign stocks to the growth and value style indexes. The term "probability" is used to indicate the degree of certainty that a stock is value or growth based on its relative book-to-price ratio and I/B/E/S forecast long-term growth mean. The Russell 1000(R) Growth index is designed to include those Russell 1000(R) securities higher price-to-book ratios and higher forecasted growth values. In contrast, the Russell 1000(R) Value index is designed to include those Russell 1000(R) securities with lower price-to-book ratios and lower forecasted growth values.

The Russell 2500(R) Growth Index offers investors access to the small to mid-cap growth segment of the U.S. equity universe. The Russell 2500(R) Growth is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small to mid-cap growth manager's opportunity set.

The Russell 2500(R) Value Index offers investors access to the small to mid-cap value segment of the U.S. equity universe. The Russell 2500(R) Value is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine value probability approximates the aggregate small to mid-cap value manager's opportunity set.

The Morgan Stanley Capital International Europe, Australasia, Far East Index (the "MSCI-EAFE Index") is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 20 developed market countries from Europe, Australia, Asia and the Far East.

As of the close of May 30, 2003, MSCI implemented an enhanced methodology for the MSCI Global Value and Growth Indices, adopting a two dimensional framework for style segmentation in which value and growth securities are categorized using different attributes-three for value and five for growth including forward looking variables. The objective of the index design is to divide constituents of an underlying MSCI Standard Country Index into a value index and a growth index, each targeting 50% of the free float adjusted market capitalization of the underlying country index. Country Value/Growth indices are then aggregated into regional Value/Growth indices.

The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed Securities Index, the Asset-Backed Securities Index and the
Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.


The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. Structured notes with embedded swaps or other special features and private placements, floating rate securities, and Eurobonds also are excluded. Defaulted bonds were formerly included in the index. They have been removed from the index as of 7/1/00. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The Yankee sector has been discontinued as of 7/1/00. The bonds in the former Yankee sector have not been removed from the index, but have been reclassified into other sectors.


The Lehman 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged U.S. Treasury Inflation Notes index and consists of Inflation-Protection securities issued by the U.S. Treasury.

The FTSE EPRA/NAREIT Global Real Estate Index is a free-floating, market capitalization weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks world-wide. The index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Merrill Lynch US Treasury 1-3 Year Index is an unmanaged index comprised of US Government securities, including agency securities, with remaining maturities, at month end, of one to three years.

To the extent an investment team utilizes investment techniques such as futures or options, the indices shown may not be substantially comparable to the performance of the investment team's Historical Accounts. The indices shown are included to illustrate material economic and market factors that existed during the time period shown. None of the indices reflects the deduction of any fees. If an investment team were to purchase a portfolio of securities substantially identical to the securities comprising the relevant index, the performance of the portion of the Strategy managed by that investment team relative to the index would be reduced by the Strategy's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the impact on the Strategy's shareholders of sales charges and income taxes.

The performance data on the following pages is provided solely to illustrate each investment team's performance in managing the Historical Accounts as measured against certain broad based market indices. The performance of each Strategy will be affected both by the performance of each investment team managing a portion of the Strategy's assets and by the Adviser's allocation of the Strategy's portfolio among its various investment teams. If some or all of the investment teams employed by the Adviser in managing a Strategy were to perform relatively poorly, and/or if the Adviser were to allocate more of the Strategy's portfolio to relatively poorly performing investment teams, the performance of the Strategy would suffer. Investors should not rely on the performance data of the Historical Accounts as an indication of future performance of all or any portion of the Strategies.

The investment performance for the periods presented may not be indicative of future rates of return. The performance was not calculated pursuant to the methodology established by the SEC that will be used to calculate the Strategies' performance. The use of methodology different from that used to calculate performance could result in different performance data.

Historical Accounts
--------------------------------------------------------------------------------


For periods ended December 31, 2006, with their Aggregate Assets as of December 31, 2006



Investment Teams and                                     Assets                                    Since   Inception
Benchmarks                                            (in millions) 1 Year 3 Year 5 Year 10 Year Inception   Dates
---------------------------------------------------------------------------------------------------------------------
Equity
---------------------------------------------------------------------------------------------------------------------
US Large Cap Growth                                     $21,401.9    1.07%  7.99%  1.85%  7.37%   14.58%   12/31/1977
Russell 1000 Growth                                                  9.07%  6.87%  2.69%  5.44%
---------------------------------------------------------------------------------------------------------------------
US Large Cap Value                                      $24,167.6   22.11% 14.17% 11.20%           9.64%    3/31/1999
Russell 1000 Value                                                  22.25% 15.09% 10.86%           7.81%
---------------------------------------------------------------------------------------------------------------------
US Small/Mid Cap Value                                     $753.1   14.95% 13.83% 14.20%          15.55%   12/31/2000
Russell 2500 Value                                                  20.18% 16.33% 15.51%          14.53%
---------------------------------------------------------------------------------------------------------------------
International Large Cap Growth                           $4,421.0   18.22% 17.03% 12.79%  7.70%    8.31%   12/31/1990
MSCI EAFE Growth                                                    22.33% 17.18% 12.27%  5.07%    5.77%
---------------------------------------------------------------------------------------------------------------------
International Large Cap Value                            $5,028.8   35.74% 25.83% 22.72%          19.49%    3/31/2001
MSCI EAFE Value                                                     30.38% 22.64% 17.65%          13.42%
---------------------------------------------------------------------------------------------------------------------
Global Real Estate                                       $1,002.3   43.49% 30.38%                 32.23%    9/30/2003
FTSE EPRA/NAREIT Index                                              35.06% 25.85%                 33.13%
---------------------------------------------------------------------------------------------------------------------
Fixed Income
---------------------------------------------------------------------------------------------------------------------
US Core Fixed Income                                     $1,000.5    4.63%  3.77%  4.78%  5.96%    7.08%   12/31/1986
Lehman Aggregate Bond                                                4.33%  3.69%  5.06%  6.24%    7.35%
---------------------------------------------------------------------------------------------------------------------
US High Yield Bond                                         $635.1    9.70%  7.07%  7.93%  5.29%    8.43%   12/31/1986
Lehman Brothers U.S. High Yield (2% Issuer Cap) Index               10.76%  8.15% 10.20%  6.63%
---------------------------------------------------------------------------------------------------------------------
Intermediate TIPS                                           $12.5    1.49%  3.18%  6.11%           6.67%    3/31/1999
Lehman 1-10 Yr TIPS                                                  1.55%  3.48%  6.39%           6.90%
---------------------------------------------------------------------------------------------------------------------
Low Duration Bond                                        $1,490.0    4.35%  2.50%  3.14%  4.79%    4.85%   12/31/1995
Merrill Lynch 1-3 Yr Treasury                                        3.96%  2.17%  2.82%  4.69%    4.71%
---------------------------------------------------------------------------------------------------------------------



* The inception date for the Russell 1000 Growth Index was December 31, 1978; the total returns for the US Large Cap Growth Strategy and that benchmark for that date through 12/31/06 were 14.63% and 11.89%, respectively.



**The inception date for the Lehman Brothers U.S. High Yield (2% Issuer Cap)
  Index was January 1, 1993; the total returns for the US High Yield Bond Composite and that benchmark for that date through 12/31/06 were 7.47% and 7.97%, respectively.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Strategy shares and disburses dividends and other distributions to each Strategy's shareholders.

Retirement plans may hold Strategy shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in the amount appearing opposite the caption "Other Expenses" found in the Strategy expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Dividends, Distributions and Taxes

Income dividends and capital gains distributions, if any, declared by a Strategy on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Strategy. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash, you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Strategy without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Strategy.

Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described in this section apply only to investments made other than by such plans.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Strategy or an Underlying Portfolio owned the investments that generated them, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that a Strategy or an Underlying Portfolio owned for more than one year and that are properly designated by a Strategy as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Strategy or an Underlying Portfolio owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Strategy as derived from "qualified dividend income"--as further defined in the Strategies' SAI--will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Strategy level.

While it is the intention of each Strategy to distribute to its shareholders substantially all of each fiscal year's net investment income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Strategy of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Strategy will pay any dividends or realize any capital gains. The final determination of the amount of a Strategy's return of capital distributions for the period will be made after the end of each taxable year.

An investment by a Strategy or an Underlying Portfolio in foreign securities may be subject to foreign withholding taxes. In that case, the Strategy's yield (either directly or indirectly as a result of such taxes being imposed on the Underlying Portfolio) on those securities would be decreased. None of the Strategies generally expects that shareholders will be able to claim a credit or a deduction with respect to foreign taxes. In addition, a Strategy's or an Underlying Portfolio's investment in foreign securities or foreign currencies may increase or decrease the Strategy's recognition of ordinary income and may affect the timing or amount of the Strategy's distributions.

An Underlying Portfolio's or a Strategy's investment in certain debt obligations may cause the Underlying Portfolio or the Strategy to recognize taxable income in excess of the cash generated by such obligations. Thus, a Strategy or an Underlying Portfolio could be required to sell other investments in order to satisfy their distribution requirements.

If you buy shares just before a Strategy deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

Each year shortly after December 31, each Strategy will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

If you are neither a citizen nor resident of the United States, each Strategy will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Strategy. Under the American Jobs Creation Act of 2004, for taxable years of each Strategy beginning after December 31, 2004 and before January 1, 2008, a Strategy is not required to withhold with respect to distributions of net short-term capital gains in excess of net long-term capital losses nor with respect to distributions of interest income that would not be subject to U.S. federal income tax if earned directly by a non-resident foreign person. Each Strategy is also required to apply backup withholding on distributions and redemption proceeds otherwise payable to any noncorporate shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Strategy certain information and certifications or, in the case of distributions, who is otherwise subject to backup withholding. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be offset by the amount of tax withheld. If backup withholding results in an overpayment of United States federal income tax, a refund or credit may be obtained from the Internal Revenue Service, provided that required information is furnished. The backup withholding rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010.

General Information

Under unusual circumstances, a Strategy may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. Each Strategy reserves the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Strategies. In order to reduce the amount of duplicative mail that is sent to homes with more than one Strategy account and to reduce expenses of the Strategies, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding," does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Financial Highlights


The financial highlights table is intended to help you understand each Strategy's financial performance for the past five years (or, if shorter, the period of the Strategy's operations). Certain information reflects financial results for a single share of each Strategy. No financial highlights information is presented for AllianceBernstein 2050 Retirement Strategy or AllianceBernstein 2055 Retirement Strategy because neither Strategy had commenced operations during the Strategies' most recently completed fiscal year. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Strategy (assuming reinvestment of all dividends and distributions). This information for the most recently completed fiscal year has been audited by KPMG LLP, independent registered public accounting firm for the Strategies, whose report, along with each Strategy's financial statements, are included in the Strategies' annual report, which is available upon request.

                                             Income from Investment Operations
                                         ------------------------------------------
                                                        Net Realized  Net Increase
                               Net Asset      Net      and Unrealized (Decrease) in
                                Value,    Investment   Gain (Loss) on   Net Asset
                               Beginning    Income       Investment    Value from
Fiscal Year or Period          of Period (Loss) (a)(b)  Transactions   Operations
------------------------------------------------------------------------------------

AllianceBernstein 2000 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00       $0.15         $0.73          $0.88
Class R
Year Ended 8/31/06              $10.00       $0.22         $0.65          $0.87
Class K
Year Ended 8/31/06              $10.00       $0.23         $0.66          $0.89
Class I
Year Ended 8/31/06              $10.00       $0.27         $0.65          $0.92

AllianceBernstein 2005 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00       $0.13         $0.79          $0.92
Class R
Year Ended 8/31/06              $10.00       $0.13         $0.76          $0.89
Class K
Year Ended 8/31/06              $10.00       $0.18         $0.73          $0.91
Class I
Year Ended 8/31/06              $10.00       $0.19         $0.76          $0.95

AllianceBernstein 2010 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00       $0.13         $0.87          $1.00
Class R
Year Ended 8/31/06              $10.00       $0.09         $0.89          $0.98
Class K
Year Ended 8/31/06              $10.00       $0.13         $0.87          $1.00
Class I
Year Ended 8/31/06              $10.00       $0.11         $0.92          $1.03

AllianceBernstein 2015 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00       $0.11         $0.98          $1.09
Class R
Year Ended 8/31/06              $10.00       $0.10         $0.97          $1.07
Class K
Year Ended 8/31/06              $10.00       $0.09         $1.01          $1.10
Class I
Year Ended 8/31/06              $10.00       $0.10         $1.03          $1.13

AllianceBernstein 2020 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00       $0.09         $1.09          $1.18
Class R
Year Ended 8/31/06              $10.00       $0.03         $1.13          $1.16
Class K
Year Ended 8/31/06              $10.00       $0.09         $1.09          $1.18
Class I
Year Ended 8/31/06              $10.00       $0.09         $1.12          $1.21


                                       Less Dividends and Distributions
                               -----------------------------------------------
                                                                      Total
                               Dividends  Distributions             Investment
                                from Net    From Net    Net Asset  Return Based
                               Investment   Realized    Value, End on Net Asset
Fiscal Year or Period            Income       Gains     of Period   Value (c)
-------------------------------------------------------------------------------

AllianceBernstein 2000 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $10.88       8.80%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $10.87       8.70%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $10.89       8.90%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $10.92       9.20%

AllianceBernstein 2005 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $10.92       9.20%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $10.89       8.90%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $10.91       9.10%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $10.95       9.50%

AllianceBernstein 2010 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.00      10.00%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $10.98       9.80%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.00      10.00%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.03      10.30%

AllianceBernstein 2015 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.09      10.90%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.07      10.70%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.10      11.00%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.13      11.30%

AllianceBernstein 2020 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.18      11.80%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.16      11.60%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.18      11.80%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.21      12.10%



Please refer to the footnotes on page 47.

                           Ratios/Supplemental Data
------------------------------------------------------------------------------

                  Ratio to Average Net Assets of:   Ratio of Net
                ------------------------------------ Investment
  Net Assets    Expenses, Net    Expenses, Before   Income (Loss)
 End of Period   of Waivers/         Waivers/        to Average     Portfolio
(000's omitted) Reimbursements    Reimbursements     Net Assets   Turnover Rate
-               -------------------------------------

    $  938           1.05%(d)(e)      104.94%(d)(e)     1.73%(b)       51%
    $   12           1.25%(d)(e)      180.27%(d)(e)     2.10%(b)       51%
    $   19           1.00%(d)(e)      167.47%(d)(e)     2.27%(b)       51%
    $   11           0.75%(d)(e)      180.50%(d)(e)     2.61%(b)       51%

    $3,898           1.03%(d)          13.72%(d)        1.36%(b)       44%
    $   28           1.23%(d)          34.65%(d)        1.26%(b)       44%
    $  164           0.98%(d)          16.01%(d)        1.80%(b)       44%
    $   12           0.73%(d)          45.07%(d)        1.86%(b)       44%

    $9,180           1.13%(d)           8.18%(d)        1.39%(b)        7%
    $  142           1.33%(d)          11.87%(d)        1.01%(b)        7%
    $1,988           1.08%(d)           7.99%(d)        1.28%(b)        7%
    $  181           0.83%(d)          13.40%(d)        1.21%(b)        7%

    $8,277           1.13%(d)           8.93%(d)        1.12%(b)       12%
    $  410           1.33%(d)           9.30%(d)        0.98%(b)       12%
    $4,342           1.08%(d)           8.55%(d)        0.96%(b)       12%
    $  308           0.83%(d)          11.87%(d)        1.10%(b)       12%

    $9,573           1.18%(d)           8.52%(d)        0.93%(b)        5%
    $  502           1.38%(d)           9.73%(d)        0.28%(b)        5%
    $4,303           1.13%(d)           7.64%(d)        0.96%(b)        5%
    $1,127           0.88%(d)           8.67%(d)        0.98%(b)        5%

                                             Income from Investment Operations
                                         ------------------------------------------
                                                        Net Realized  Net Increase
                               Net Asset      Net      and Unrealized (Decrease) in
                                Value,    Investment   Gain (Loss) on   Net Asset
                               Beginning    Income       Investment    Value from
Fiscal Year or Period          of Period (Loss) (a)(b)  Transactions   Operations
------------------------------------------------------------------------------------

AllianceBernstein 2025 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00      $ 0.08         $1.36          $1.44
Class R
Year Ended 8/31/06              $10.00      $ 0.07         $1.34          $1.41
Class K
Year Ended 8/31/06              $10.00      $ 0.10         $1.34          $1.44
Class I
Year Ended 8/31/06              $10.00      $ 0.07         $1.40          $1.47

AllianceBernstein 2030 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00      $ 0.03         $1.21          $1.24
Class R
Year Ended 8/31/06              $10.00      $(0.01)        $1.25          $1.24
Class K
Year Ended 8/31/06              $10.00      $ 0.04         $1.20          $1.24
Class I
Year Ended 8/31/06              $10.00      $ 0.09         $1.17          $1.26

AllianceBernstein 2035 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00      $ 0.03         $1.27          $1.30
Class R
Year Ended 8/31/06              $10.00      $(0.02)        $1.28          $1.26
Class K
Year Ended 8/31/06              $10.00      $ 0.03         $1.27          $1.30
Class I
Year Ended 8/31/06              $10.00      $ 0.05         $1.27          $1.32

AllianceBernstein 2040 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00      $ 0.02         $1.36          $1.38
Class R
Year Ended 8/31/06              $10.00      $ 0.01         $1.36          $1.37
Class K
Year Ended 8/31/06              $10.00      $ 0.05         $1.35          $1.40
Class I
Year Ended 8/31/06              $10.00      $ 0.05         $1.37          $1.42

AllianceBernstein 2045 Retirement
 Strategy
Class A
Year Ended 8/31/06              $10.00      $ 0.04         $1.38          $1.42
Class R
Year Ended 8/31/06              $10.00      $ 0.02         $1.38          $1.40
Class K
Year Ended 8/31/06              $10.00      $ 0.04         $1.39          $1.43
Class I
Year Ended 8/31/06              $10.00      $ 0.04         $1.41          $1.45


                                       Less Dividends and Distributions
                               -----------------------------------------------
                                                                      Total
                               Dividends  Distributions             Investment
                                from Net    From Net    Net Asset  Return Based
                               Investment   Realized    Value, End on Net Asset
Fiscal Year or Period            Income       Gains     of Period   Value (c)
-------------------------------------------------------------------------------

AllianceBernstein 2025 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.44      14.40%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.41      14.10%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.44      14.40%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.47      14.70%

AllianceBernstein 2030 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.24      12.40%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.24      12.40%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.24      12.40%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.26      12.60%

AllianceBernstein 2035 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.30      13.00%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.26      12.60%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.30      13.00%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.32      13.20%

AllianceBernstein 2040 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.38      13.80%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.37      13.70%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.40      14.00%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.42      14.20%

AllianceBernstein 2045 Retirement
 Strategy
Class A
Year Ended 8/31/06               $ -0-        $ -0-       $11.42      14.20%
Class R
Year Ended 8/31/06               $ -0-        $ -0-       $11.40      14.00%
Class K
Year Ended 8/31/06               $ -0-        $ -0-       $11.43      14.30%
Class I
Year Ended 8/31/06               $ -0-        $ -0-       $11.45      14.50%

                           Ratios/Supplemental Data
------------------------------------------------------------------------------

                 Ratio to Average Net Assets of:   Ratio of Net
                ----------------------------------- Investment
  Net Assets       Expenses,        Expenses,      Income (Loss)
 End of Period  Net of Waivers/  Before Waivers/    to Average      Portfolio
(000's omitted) Reimbursements   Reimbursements     Net Assets    Turnover Rate
-               ------------------------------------

    $7,332           1.18%(d)          8.73%(d)         0.79%(b)        6%
    $  478           1.38%(d)          7.73%(d)         0.69%(b)        6%
    $6,981           1.13%(d)          6.67%(d)         0.96%(b)        6%
    $  639           0.88%(d)          7.62%(d)         0.79%(b)        6%

    $4,240           1.19%(d)(e)      13.11%(d)(e)      0.35%(b)        7%
    $  636           1.39%(d)(e)      13.25%(d)(e)     (0.10)%(b)       7%
    $2,800           1.14%(d)(e)      10.94%(d)(e)      0.43%(b)        7%
    $  755           0.89%(d)(e)      14.42%(d)(e)      0.88%(b)        7%

    $3,290           1.20%(d)(e)      17.78%(d)(e)      0.35%(b)       10%
    $  587           1.40%(d)(e)      17.88%(d)(e)     (0.25)%(b)      10%
    $1,511           1.15%(d)(e)      18.95%(d)(e)      0.28%(b)       10%
    $  539           0.90%(d)(e)      16.65%(d)(e)      0.54%(b)       10%

    $1,764           1.21%(d)(e)      32.68%(d)(e)      0.20%(b)       20%
    $  177           1.41%(d)(e)      36.08%(d)(e)      0.06%(b)       20%
    $  501           1.16%(d)(e)      33.28%(d)(e)      0.53%(b)       20%
    $  272           0.91%(d)(e)      29.45%(d)(e)      0.48%(b)       20%

    $1,057           1.23%(d)(e)      44.80%(d)(e)      0.44%(b)       13%
    $  210           1.43%(d)(e)      45.90%(d)(e)      0.17%(b)       13%
    $  484           1.18%(d)(e)      44.54%(d)(e)      0.43%(b)       13%
    $   97           0.93%(d)(e)      52.64%(d)(e)      0.39%(b)       13%


(a)Based on average shares outstanding.

(b)Net of expenses waived and reimbursed by the Adviser.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)Expense ratios do not include expenses of the Underlying Portfolios in which the Strategies invest. For the year ended August 31, 2006, the estimated blended expense ratio was 0.07% for each of the Strategies.

(e)Ratios reflect expenses grossed up for expense offset arrangements with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                      Year Ended August 31, 2006
        ------------------------------------------------------
           2000       2030       2035       2040       2045
        Retirement Retirement Retirement Retirement Retirement
         Strategy   Strategy   Strategy   Strategy   Strategy
--------------------------------------------------------------
Class A   1.03%      1.18%      1.18%      1.18%      1.18%
Class R   1.23%      1.38%      1.38%      1.38%      1.38%
Class K   0.98%      1.13%      1.13%      1.13%      1.13%
Class I   0.73%      0.88%      0.88%      0.88%      0.88%

APPENDIX A


Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Strategies to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Strategies" in this Prospectus about the effect of a Strategy's expenses, including investment advisory fees and other Strategy costs, on the Strategy's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of the Strategy assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the annual expense ratio as of January 31, 2007 stays the same throughout the 10-year period. No initial or contingent deferred sales charges are reflected. If you wish to obtain hypothetical investment information for other classes of shares of a Strategy, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.





AllianceBernstein 2055 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses**   Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     137.44     10,770.69
   3            10,770.69      538.53    11,309.23     142.50     11,166.73
   4            11,166.73      558.34    11,725.07     147.74     11,577.33
   5            11,577.33      578.87    12,156.20     153.17     12,003.03
   6            12,003.03      600.15    12,603.18     158.80     12,444.38
   7            12,444.38      622.22    13,066.60     164.64     12,901.96
   8            12,901.96      645.10    13,547.06     170.69     13,376.37
   9            13,376.37      668.82    14,045.18     176.97     13,868.22
   10           13,868.22      693.41    14,561.63     183.48     14,378.15
   -------------------------------------------------------------------------
   Cumulative               $5,924.88               $1,546.73



* If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



**Based on an estimated annual expense ratio of 1.06%.



AllianceBernstein 2050 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns    Expenses**   Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     137.44     10,770.69
   3            10,770.69      538.53    11,309.23     142.50     11,166.73
   4            11,166.73      558.34    11,725.07     147.74     11,577.33
   5            11,577.33      578.87    12,156.20     153.17     12,003.03
   6            12,003.03      600.15    12,603.18     158.80     12,444.38
   7            12,444.38      622.22    13,066.60     164.64     12,901.96
   8            12,901.96      645.10    13,547.06     170.69     13,376.37
   9            13,376.37      668.82    14,045.18     176.97     13,868.22
   10           13,868.22      693.41    14,561.63     183.48     14,378.15
   -------------------------------------------------------------------------
   Cumulative               $5,924.88               $1,546.73



* If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



**Based on an estimated annual expense ratio of 1.06%.

AllianceBernstein 2045 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     412.33     10,495.81
   3            10,495.81      524.79    11,020.60     416.58     10,604.02
   4            10,604.02      530.20    11,134.22     420.87     10,713.35
   5            10,713.35      535.67    11,249.01     425.21     10,823.80
   6            10,823.80      541.19    11,364.99     429.60     10,935.39
   7            10,935.39      546.77    11,482.16     434.03     11,048.14
   8            11,048.14      552.41    11,600.55     438.50     11,162.04
   9            11,162.04      558.10    11,720.15     443.02     11,277.13
   10           11,277.13      563.86    11,840.98     447.59     11,393.39
   -------------------------------------------------------------------------
   Cumulative               $5,372.43               $3,979.03



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2040 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     494.14     10,414.00
   3            10,414.00      520.70    10,934.70     495.34     10,439.35
   4            10,439.35      521.97    10,961.32     496.55     10,464.77
   5            10,464.77      523.24    10,988.01     497.76     10,490.26
   6            10,490.26      524.51    11,014.77     498.97     10,515.80
   7            10,515.80      525.79    11,041.59     500.18     10,541.41
   8            10,541.41      527.07    11,068.48     501.40     10,567.07
   9            10,567.07      528.35    11,095.43     502.62     10,592.81
   10           10,592.81      529.64    11,122.45     503.85     10,618.60
   -------------------------------------------------------------------------
   Cumulative               $5,220.71               $4,602.11



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2035 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     274.89     10,633.25
   3            10,633.25      531.66    11,164.91     281.36     10,883.56
   4            10,883.56      544.18    11,427.73     287.98     11,139.76
   5            11,139.76      556.99    11,696.74     294.76     11,401.99
   6            11,401.99      570.10    11,972.08     301.70     11,670.39
   7            11,670.39      583.52    12,253.91     308.80     11,945.11
   8            11,945.11      597.26    12,542.36     316.07     12,226.30
   9            12,226.30      611.31    12,837.61     323.51     12,514.10
   10           12,514.10      625.71    13,139.81     331.12     12,808.69
   -------------------------------------------------------------------------
   Cumulative               $5,640.17               $2,831.49



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.

AllianceBernstein 2030 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  111.30    $10,388.70
   2            10,388.70      519.44    10,908.14     246.52     10,661.61
   3            10,661.61      533.08    11,194.69     253.00     10,941.69
   4            10,941.69      547.08    11,488.78     259.65     11,229.13
   5            11,229.13      561.46    11,790.59     266.47     11,524.12
   6            11,524.12      576.21    12,100.33     273.47     11,826.86
   7            11,826.86      591.34    12,418.20     280.65     12,137.55
   8            12,137.55      606.88    12,744.43     288.02     12,456.40
   9            12,456.40      622.82    13,079.22     295.59     12,783.63
   10           12,783.63      639.18    13,422.81     303.36     13,119.46
   -------------------------------------------------------------------------
   Cumulative               $5,697.49               $2,578.03



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2025 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  109.20    $10,390.80
   2            10,390.80      519.54    10,910.34     182.20     10,728.14
   3            10,728.14      536.41    11,264.54     188.12     11,076.43
   4            11,076.43      553.82    11,630.25     194.23     11,436.02
   5            11,436.02      571.80    12,007.82     200.53     11,807.29
   6            11,807.29      590.36    12,397.66     207.04     12,190.62
   7            12,190.62      609.53    12,800.15     213.76     12,586.39
   8            12,586.39      629.32    13,215.70     220.70     12,995.00
   9            12,995.00      649.75    13,644.75     227.87     13,416.88
   10           13,416.88      670.84    14,087.73     235.27     13,852.46
   -------------------------------------------------------------------------
   Cumulative               $5,831.37               $1,978.92



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2020 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  107.10    $10,392.90
   2            10,392.90      519.65    10,912.55     187.70     10,724.85
   3            10,724.85      536.24    11,261.09     193.69     11,067.40
   4            11,067.40      553.37    11,620.77     199.88     11,420.89
   5            11,420.89      571.04    11,991.94     206.26     11,785.68
   6            11,785.68      589.28    12,374.96     212.85     12,162.11
   7            12,162.11      608.11    12,770.22     219.65     12,550.57
   8            12,550.57      627.53    13,178.10     226.66     12,951.43
   9            12,951.43      647.57    13,599.01     233.90     13,365.10
   10           13,365.10      668.26    14,033.36     241.37     13,791.98
   -------------------------------------------------------------------------
   Cumulative               $5,821.05               $2,029.06



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.

AllianceBernstein 2015 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $  102.90    $10,397.10
   2            10,397.10      519.86    10,916.96     192.14     10,724.82
   3            10,724.82      536.24    11,261.06     198.19     11,062.86
   4            11,062.86      553.14    11,616.01     204.44     11,411.56
   5            11,411.56      570.58    11,982.14     210.89     11,771.26
   6            11,771.26      588.56    12,359.82     217.53     12,142.29
   7            12,142.29      607.11    12,749.40     224.39     12,525.01
   8            12,525.01      626.25    13,151.26     231.46     12,919.80
   9            12,919.80      645.99    13,565.79     238.76     13,327.03
   10           13,327.03      666.35    13,993.38     246.28     13,747.10
   -------------------------------------------------------------------------
   Cumulative               $5,814.08               $2,066.98



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2010 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $   98.70    $10,401.30
   2            10,401.30      520.07    10,921.37     229.35     10,692.02
   3            10,692.02      534.60    11,226.62     235.76     10,990.86
   4            10,990.86      549.54    11,540.40     242.35     11,298.05
   5            11,298.05      564.90    11,862.96     249.12     11,613.83
   6            11,613.83      580.69    12,194.52     256.09     11,938.44
   7            11,938.44      596.92    12,535.36     263.24     12,272.12
   8            12,272.12      613.61    12,885.73     270.60     12,615.13
   9            12,615.13      630.76    13,245.88     278.16     12,967.72
   10           12,967.72      648.39    13,616.10     285.94     13,330.17
   -------------------------------------------------------------------------
   Cumulative               $5,739.48               $2,409.31



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.



AllianceBernstein 2005 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $   96.60    $10,403.40
   2            10,403.40      520.17    10,923.57     465.34     10,458.23
   3            10,458.23      522.91    10,981.14     467.80     10,513.34
   4            10,513.34      525.67    11,039.01     470.26     10,568.75
   5            10,568.75      528.44    11,097.18     472.74     10,624.44
   6            10,624.44      531.22    11,155.67     475.23     10,680.43
   7            10,680.43      534.02    11,214.46     477.74     10,736.72
   8            10,736.72      536.84    11,273.56     480.25     10,793.30
   9            10,793.30      539.67    11,332.97     482.78     10,850.18
   10           10,850.18      542.51    11,392.69     485.33     10,907.36
   -------------------------------------------------------------------------
   Cumulative               $5,281.45               $4,374.07



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.

AllianceBernstein 2000 Retirement Strategy



                           Hypothetical Investment              Hypothetical
              Hypothetical Performance    After    Hypothetical    Ending
   Year        Investment    Earnings    Returns     Expenses    Investment
   -------------------------------------------------------------------------
   1*          $10,000.00   $  500.00   $10,500.00  $   90.30    $10,409.70
   2            10,409.70      520.49    10,930.19   1,644.99      9,285.19
   3             9,285.19      464.26     9,749.45   1,467.29      8,282.16
   4             8,282.16      414.11     8,696.27   1,308.79      7,387.48
   5             7,387.48      369.37     7,756.85   1,167.41      6,589.45
   6             6,589.45      329.47     6,918.92   1,041.30      5,877.62
   7             5,877.62      293.88     6,171.50     928.81      5,242.69
   8             5,242.69      262.13     5,504.83     828.48      4,676.35
   9             4,676.35      233.82     4,910.17     738.98      4,171.19
   10            4,171.19      208.56     4,379.75     659.15      3,720.59
   -------------------------------------------------------------------------
   Cumulative               $3,596.09               $9,875.50



*If the Hypothetical Investment was fully redeemed during this year, a 1% CDSC would reduce the ending value by $100.00.

For more information about the Strategies, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
Each Strategy's annual and semi-annual reports to shareholders contain additional information on the Strategy's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Strategy's performance during its last fiscal year.

..  Statement of Additional Information (SAI)
The Strategies have an SAI, which contains more detailed information about the Strategies, including their operations and investment policies. The Strategies' SAI and the independent registered public accounting firm's report and financial statements in the Strategies' most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Strategies, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:  c/o AllianceBernstein Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618

Or you may view or obtain these documents from the SEC:

.. Call the SEC at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about each Strategy are available on the EDGAR
   Database on the SEC's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find these documents and more information about the Adviser and the Strategies on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No.: 811-21081


  Privacy Notice

  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from the sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social
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  It is our policy not to disclose nonpublic personal information about our
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  disclose nonpublic personal information that we collect about our clients (or
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  information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


                                    [GRAPHIC]



                                                             PRO-RTMT-0107-0607

[LOGO]
                                         ALLIANCEBERNSTEIN RETIREMENT STRATEGIES
                                    - AllianceBernstein 2000 Retirement Strategy
                                    - AllianceBernstein 2005 Retirement Strategy
                                    - AllianceBernstein 2010 Retirement Strategy
                                    - AllianceBernstein 2015 Retirement Strategy
                                    - AllianceBernstein 2020 Retirement Strategy
                                    - AllianceBernstein 2025 Retirement Strategy
                                    - AllianceBernstein 2030 Retirement Strategy
                                    - AllianceBernstein 2035 Retirement Strategy
                                    - AllianceBernstein 2040 Retirement Strategy
                                    - AllianceBernstein 2045 Retirement Strategy
                                    - AllianceBernstein 2050 Retirement Strategy
                                    - AllianceBernstein 2055 Retirement Strategy

--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 221-4618

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                  June 29, 2007
--------------------------------------------------------------------------------


          This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated June 29, 2007 of the AllianceBernstein Retirement Strategies of the AllianceBernstein(R) Blended Style Series, Inc. (the "Company") that offers the Class A, Class B, Class C and Advisor Class shares of the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a "Strategy" and together, the "Strategies") and the current prospectus, dated June 29, 2007, of the Strategies that offers Class A, Class R, Class K and Class I shares of each Strategy (each a "Prospectus" and together, the "Prospectuses"). Financial Statements for the year ended August 31, 2006 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone numbers shown above.

                                TABLE OF CONTENTS

                                                                     PAGE

DESCRIPTION OF THE STRATEGIES AND THE
  UNDERLYING PORTFOLIOS.................................................
MANAGEMENT OF THE STRATEGIES............................................
EXPENSES OF THE STRATEGIES..............................................
PURCHASE OF SHARES......................................................
REDEMPTION AND REPURCHASE OF SHARES.....................................
SHAREHOLDER SERVICES....................................................
NET ASSET VALUE.........................................................
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................
STRATEGY TRANSACTIONS...................................................
GENERAL INFORMATION.....................................................
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
  REGISTERED PUBLIC ACCOUNTING FIRM.....................................
APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES
  FOR VOTING PROXIES...................................................A-1
----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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                      DESCRIPTION OF THE STRATEGIES AND THE
                              UNDERLYING PORTFOLIOS

--------------------------------------------------------------------------------

          The Company is comprised of fourteen portfolios: the twelve portfolios known as the Strategies, the AllianceBernstein Global Blend Portfolio, and the AllianceBernstein U.S. Large Cap Portfolio. AllianceBernstein Global Blend Portfolio and AllianceBernstein U.S. Large Cap Portfolio are offered through separate prospectuses and statements of additional information. The Company is a diversified, open-end investment company.

          The investment objective of each Strategy is to seek the highest total return over time consistent with its asset mix. Total return includes capital growth and income. Except as otherwise indicated, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Strategies without a shareholder vote. However, the Strategies will not change their investment objective or policies without at least 60 days' prior written notice to their shareholders. There is no guarantee that a Strategy will achieve its investment objective. Each Strategy pursues its objective through investing in the various series of The AllianceBernstein Pooling Portfolios (the "Underlying Fund") that represent a variety of asset classes and investment styles. The series of the Underlying Fund are AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio and AllianceBernstein Small-Mid Cap Growth Portfolio (each, an "Underlying Portfolio" and together the "Underlying Portfolios"). AllianceBernstein L.P. (the "Adviser") is the investment adviser for the Strategies and for the Underlying Fund.

          The term "net assets" as used in this SAI, means net assets plus any borrowings.

          The following investment policies and restrictions supplement, and should be read in conjunction with, the information regarding the investment objectives, policies and restrictions of each Strategy as set forth in the Prospectuses. Except as noted below, the investment policies described below are not fundamental and may be changed by the Board of Directors of the Strategies without shareholder approval; however, shareholders will be notified prior to a material change in such policies.

          Whenever any investment policy or restriction states a minimum or maximum percentage of a Strategy's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation.

            For a general description of the Strategies' investment policies, see the Prospectuses.

            Investments in Investment Companies. Each of the Strategies invests in shares of one or more other investment companies advised by the Adviser that, in turn, invest directly in portfolio securities. Investing in shares of other investment companies advised by the Adviser involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including advisory fees and other operating expenses.

          Repurchase Agreements. The Strategies may enter into repurchase agreements. The Adviser monitors the creditworthiness of the vendors with which the Strategy enters into repurchase agreements. For additional information about repurchase agreements, see "Investment Policies and Practices of the Underlying Portfolios - Repurchase Agreements," below.

          Portfolio Securities Lending. The Strategies may make secured loans of their portfolio securities to brokers, dealers and financial institutions provided that liquid assets, or bank letters of credit equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Strategy. The Strategies will not lend their portfolio securities to any officer, director, employee or affiliate of the Strategy or the Adviser. The Board of Directors will monitor a Strategy's lending of portfolio securities. For additional information about portfolio securities lending, see "Investment Policies and Practices of the Underlying Portfolios - Portfolio Securities Lending," below.

Underlying Portfolios
---------------------

          The following investment practices, policies and restrictions of the Underlying Portfolios supplement and should be read in conjunction with the information set forth in the Prospectuses.

Investment Policies and Practices of the Underlying Portfolios
--------------------------------------------------------------

          Each of the Underlying Portfolios may:

          o Write covered put and call options and purchase and sell put and call options on U.S. and non-U.S. securities, currencies, market and financial indices, and other derivatives and financial instruments;

          o Enter into forward commitments, futures contracts, and options on futures contracts with respect to U.S. and non-U.S. securities, currencies, and market and financial indices;

          o    Enter into foreign currency exchange contracts;

          o    Enter into swap transactions;

          o Enter into repurchase agreements and reverse repurchase agreements;

          o    Enter into standby commitment agreements;

          o    Invest in convertible securities;

          o Invest in the securities of supranational agencies and other "semi-governmental" issuers;

          o Make short sales of securities or maintain a short position, but only if at all times when a short position is open not more than 33% of the Underlying Portfolio's net assets is held as collateral for such sales;

          o Make secured loans of portfolio securities of up to 33 1/3% of its total assets;

          o    Invest up to 15% of its total assets in illiquid securities; and

          o Invest in depositary receipts, Exchange-Traded Funds ("ETFs"), and other derivative instruments representing securities of companies or market indices.

          The AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and the AllianceBernstein Small-Mid Cap Growth Portfolio each also may:

          o    Invest up to 20% of its total assets in rights and warrants; and

          The AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation-Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio each also may:

          o Invest in variable, floating, and inverse floating rate investments; and

          o Invest in zero coupon and interest-only or principal-only securities.

Repurchase Agreements
---------------------

          An Underlying Portfolio may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. The purchased security serves as collateral for the obligation of the seller to repurchase the security and the value of the purchased security is initially greater than or equal to the amount of the repurchase obligation and the seller is required to furnish additional collateral on a daily basis in order to maintain with the purchaser securities with a value greater than or equal to the amount of the repurchase obligation. Such transactions afford the Underlying Portfolios the opportunity to earn a return on temporarily available cash. While at times the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Underlying Portfolios would attempt to exercise their rights with respect to the underlying security, including possible disposition in the market. However, the Underlying Portfolios may incur various expenses in the attempted enforcement and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security, (b) possible reductions in levels of income and (c) lack of access to and possible inability to enforce rights.

Rights and Warrants
-------------------

          An Underlying Portfolio will invest in rights or warrants only if the Adviser deems the underlying equity securities themselves appropriate for inclusion in the Underlying Portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          A short sale is effected by selling a security that the Underlying Portfolio does not own, or if the Underlying Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Portfolio contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by an Underlying Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Portfolio. However, if an Underlying Portfolio has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Underlying Portfolio generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes.

Standby Commitment Agreements
-----------------------------

          The Underlying Portfolios may from time to time enter into standby commitment agreements. Such agreements commit the Underlying Portfolios, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. The Underlying Portfolios will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to an Underlying Portfolio and which are unavailable on a firm commitment basis. The Underlying Portfolios will at all times maintain a segregated account with their custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolios will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to an Underlying Portfolio.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Stripped Mortgage-Related Securities
------------------------------------

          Each Underlying Portfolio may invest in stripped mortgage-related securities ("SMRS"). SMRS are derivative multi-class mortgage-related securities. SMRS may be issued by the U.S. Government, its agencies or instrumentalities, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

          SMRS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of Government National Mortgage Association, or GNMA, Federal National Mortgage Association, or FNMA or Federal Home Loan Mortgage Corporation, or FHLMC certificates, whole loans or private pass-through mortgage-related securities ("Mortgage Assets"). A common type of SMRS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. The rate of principal prepayment will change as the general level of interest rates fluctuates. If the underlying Mortgage Assets experience greater than anticipated principal prepayments, the Underlying Portfolio may fail to fully recoup its initial investment in these securities. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped.

          Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed for these securities and, accordingly, they may be illiquid.

Non-Publicly Traded Securities
------------------------------

          An Underlying Portfolio may invest in securities that are not publicly traded, including securities sold pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended (the "Securities Act"). The sale of these securities is usually restricted under federal securities laws, and market quotations may not be readily available. As a result, an Underlying Portfolio may not be able to sell these securities (other than Rule 144A Securities) unless they are registered under applicable federal and state securities laws, or may have to sell such securities at less than fair market value. Investment in these securities is restricted to 5% of an Underlying Portfolio's total assets (not including for these purposes Rule 144A Securities, to the extent permitted by applicable law) and is also subject to the restriction against investing more than 15% of net assets in "illiquid" securities. To the extent permitted by applicable law, Rule 144A Securities will not be treated as "illiquid" for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Directors of the Fund. Pursuant to these guidelines, the Adviser will monitor the liquidity of an Underlying Portfolio's investment in Rule 144A Securities as discussed under "Illiquid Securities" below.

Illiquid Securities
-------------------

          An Underlying Portfolio will limit its investment in illiquid securities to no more than 15% of its net assets in illiquid securities or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and assets used to cover over-the-counter options, and (c) repurchase agreements not terminable within seven days. To the extent permitted by applicable law, Rule 144A Securities will not be treated as illiquid for purposes of the foregoing restriction so long as such securities meet the liquidity guidelines established by the Trustees. Pursuant to these guidelines, the Adviser will monitor the liquidity of a Strategy's investment in Rule 144A Securities.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Portfolio, however, could affect adversely the marketability of such portfolio securities and the Underlying Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in each Underlying Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

Investment in Other Investment Companies
----------------------------------------

          The Underlying Portfolios may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Underlying Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If an Underlying Portfolio acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Portfolio's expenses. The Underlying Portfolios may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Real Estate Investment Trusts (REITs)
-------------------------------------

          REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Underlying Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

Mortgage-Backed Securities and Related Risks
--------------------------------------------

          Mortgage-Backed Securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities ("SMBS"), and other types of Mortgage-Backed Securities that may be available in the future.

          Mortgage-related securities typically are securities representing interests in pools of mortgage loans made to homeowners. The mortgage loan pools may be assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. These securities include adjustable rate mortgages ("ARMs"), SMRS, CMOs, and GNMA, FNMA and FHLMC certificates. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Convertible Securities
----------------------

          The Underlying Portfolios may enter into convertible securities, which include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

          Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, an Underlying Portfolio is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, an Underlying Portfolio could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Descriptions of Certain Money Market Securities in Which the Underlying Portfolios May Invest
-----------------------------------------------------------------------

          Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

          Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

          Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

          Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

          Variable Notes. Variable amount master demand notes and variable amount floating rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Portfolio at varying rates of interest pursuant to direct arrangements between the Underlying Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P or Fitch.

Asset-Backed Securities
-----------------------

          The Underlying Portfolios may invest in asset-backed securities (unrelated to first mortgage loans), which represent fractional interests in pools of retail installment loans, leases or revolving credit receivables, both secured (such as Certificates for Automobile Receivables or "CARS") and unsecured (such as Credit Card Receivable Securities or "CARDS").

Lending of Portfolio Securities
-------------------------------

          The Underlying Portfolios may seek to increase income by lending portfolio securities. Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Underlying Portfolio would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Underlying Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Underlying Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. At the time any such loan is made, the value of the securities loaned will not exceed 33?% of an Underlying Portfolio's total assets.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          The Underlying Portfolios may enter into forward commitments for the purchase of securities and may purchase securities on a "when-issued" or "delayed delivery" basis. Agreements for such purchases might be entered into, for example, when an Underlying Portfolio anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When an Underlying Portfolio purchases securities in this manner (i.e., on a forward commitment, "when-issued" or "delayed delivery" basis), it does not pay for the securities until they are received, and the Underlying Portfolio is required to create a segregated account with the Underlying Fund's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Underlying Portfolio's forward commitments and "when-issued" or "delayed delivery" commitments. At the time an Underlying Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          An Underlying Portfolio will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually receiving or delivering the securities, as the case may be. However, an Underlying Portfolio may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

          Purchases of securities on these bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, an Underlying Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than an Underlying Portfolio's payment obligation).

Derivatives
-----------

          The Underlying Portfolios may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. Derivatives can be used by investors such as the Underlying Portfolios to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          There are four principal types of derivative instruments - options, futures, forwards, and swaps - from which virtually any type of derivative transaction can be created.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. An Underlying Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Underlying Portfolios.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives.

o Market Risk -- This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Underlying Portfolio's interest.

o Management Risk -- Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Portfolio's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk -- This is the risk that a loss may be sustained by an Underlying Portfolio as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Portfolios consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk -- Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk -- Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks -- Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Portfolio's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Strategies.

          Forward Currency Exchange Contracts. An Underlying Portfolio may purchase or sell forward currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific currency for an agreed price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. Non-Deliverable Forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          An Underlying Portfolio may enter into a forward currency exchange contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). An Underlying Portfolio will not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Underlying Portfolio's transactions in that currency. When an Underlying Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Underlying Portfolio's portfolio securities denominated in such foreign currency, or when the Underlying Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). An Underlying Portfolio will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, an Underlying Portfolio may, in the alternative, enter into a forward currency exchange contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Underlying Portfolio believes that the U.S. Dollar value of the currency to be sold pursuant to the forward currency exchange contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Underlying Portfolio are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Underlying Portfolio than if it had not entered into such forward currency exchange contracts.

          Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for an Underlying Portfolio to hedge against a devaluation that is so generally anticipated that the Underlying Portfolio is not able to contract to sell the currency at a price above the devaluation level it anticipates.

Futures Contracts and Options on Futures Contracts
--------------------------------------------------

          Futures Contracts. Each Underlying Portfolio may enter into interest rate futures contracts, index futures contracts and foreign currency futures contracts. (Unless otherwise specified, interest rate futures contracts, index futures contracts and foreign currency futures contracts are collectively referred to as "Futures Contracts.") Such investment strategies will be used as a hedge and not for speculation.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect an Underlying Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Underlying Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When an Underlying Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Underlying Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Portfolio's current or intended investments in fixed-income securities. For example, if an Underlying Portfolio owned long-term bonds and interest rates were expected to increase, that Underlying Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows an Underlying Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Underlying Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Underlying Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

          Each Underlying Portfolio may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Underlying Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Underlying Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the Underlying currencies. When an Underlying Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Underlying Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Underlying Portfolios may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Options On Futures Contracts. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities in the Underlying Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Underlying Portfolio's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Underlying Portfolio intends to purchase. If a put or call option an Underlying Portfolio has written is exercised, the Underlying Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Underlying Portfolios may purchase options on Futures Contracts for hedging purposes instead of purchasing or selling the Underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Portfolio could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Underlying Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Portfolio could purchase call options on Futures Contracts, rather than purchasing the Underlying Futures Contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Underlying Portfolio will suffer a loss equal to the price of the call, but the securities which the Underlying Portfolio intends to purchase may be less expensive.

          Options on Currencies. As in the case of other kinds of options, the writing of an option on a currency constitutes only a partial hedge, up to the amount of the premium received, and an Underlying Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates and incur losses. The purchase of an option on a currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to an Underlying Portfolio's position, the Underlying Portfolio may forfeit the entire amount of the premium plus related transaction costs.

          Options on Securities. The Underlying Portfolios may write and purchase call and put options on securities. Each Underlying Portfolio intends to write only covered options. This means that so long as an Underlying Portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or securities convertible into such securities without additional consideration (or for additional cash consideration held in a segregated account by the custodian). In the case of call options on U.S. Treasury Bills, an Underlying Portfolio might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option. An Underlying Portfolio will be considered "covered" with respect to a put option it writes, if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          Effecting a closing transaction in the case of a written call option will permit an Underlying Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both, or in the case of a written put option will permit an Underlying Portfolio to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Such transactions permit an Underlying Portfolio to generate additional premium income, which may partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by an Underlying Portfolio, provided that another option on such securities is not written. If an Underlying Portfolio desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

          An Underlying Portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Underlying Portfolio is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Underlying Portfolio is more than the premium paid for the original purchase. Conversely, an Underlying Portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position.

          An Underlying Portfolio may purchase a security and then write a call option against that security or may purchase a security and concurrently write an option on it. The exercise price of the call an Underlying Portfolio determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. In-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Out-of-the-money call options may be written when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, an Underlying Portfolio's maximum gain will be the premium received by it for writing the option, adjusted by the difference between the Underlying Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and an Underlying Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, an Underlying Portfolio may elect to close the position or retain the option until it is exercised, at which time the Underlying Portfolio will be required to take delivery of the security at the exercise price; the Underlying Portfolio's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money put options may be written when it is expected that the price of the underlying security will decline moderately during the option period. In-the-money put options may be used when it is expected that the premiums received from writing the put option, plus the appreciation in the market price of the underlying security up to the exercise price, will be greater than the appreciation in the price of the underlying security alone.

          Each of the Underlying Portfolios may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, an Underlying Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

          Each of the Underlying Portfolios may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, an Underlying Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          An Underlying Portfolio may purchase call options to hedge against an increase in the price of securities that the Underlying Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by an Underlying Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Portfolio and the Underlying Portfolio will suffer a loss on the transaction to the extent of the premium paid.

          Each Underlying Portfolio may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. Each Underlying Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. Each Underlying Portfolio may write
(sell) covered call and put options and purchase call and put options on securities indices. A call option on a securities index is considered covered if, so long as an Underlying Portfolio is obligated as the writer of the call option, the Underlying Portfolio holds securities the price changes of which are expected by the Adviser to replicate substantially the movement of the index or indices upon which the options written by the Underlying Portfolio are based. A put option on a securities index written by an Underlying Portfolio will be considered covered if, so long as it is obligated as the writer of the put option, the Underlying Portfolio maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

          An Underlying Portfolio may also purchase put options on securities indices to hedge its investments against a decline in the value of portfolio securities. By purchasing a put option on a securities index, a Portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Portfolio's security holdings.

          The purchase of call options on securities indices may be used by an Underlying Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indexes when an Underlying Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Portfolio owns.

          Swap Transactions. A swap transaction involves a swap agreement, which is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset, reference rate or index. An Underlying Portfolio will not enter into swap transactions unless the unsecured senior debt or the claims-paying ability of the other party is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into the transaction.

          Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps and total return swaps. Most swap agreements provide that when the payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, an Underlying Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; dollar-denominated payments may be exchanged for non-dollar-denominated payments; and payments tied to the price of one asset, reference rate or index may be exchanged for payments tied to the price of another asset, reference rate or index.

o Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. An Underlying Portfolio may be either the buyer or seller in the transaction. As a seller, an Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, an Underlying Portfolio typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If an Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio will lose its periodic stream of payments over the terms of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if an Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if an Underlying Portfolio is a buyer and no credit event occurs, it will lose its periodic stream of payments over the terms of the contract. In addition, the value of the reference obligation received by an Underlying Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Underlying Portfolio.

o Currency Swaps. Currency swaps involve the exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, an Underlying Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of an Underlying Portfolio's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Underlying Portfolio's custodian. An Underlying Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the counterparty to the transaction, the Underlying Portfolio will have contractual remedies under the transaction agreements.

o Interest Rate Swaps, Caps and Floors. An Underlying Portfolio may enter into interest rate transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Underlying Portfolio anticipates purchasing at a later date. An Underlying Portfolio does not intend to use these transactions in a speculative manner.

     Interest rate swaps involve the exchange by an Underlying Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered on a net basis (i.e., the two payment streams are netted out, with the Underlying Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

     An Underlying Portfolio may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. There is no limit on the amount of interest rate transactions that may be entered into by an Underlying Portfolio. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate transactions is limited to the net amount of interest payments that the Underlying Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Portfolio's risk of loss consists of the net amount of interest payments that the Underlying Portfolio contractually is entitled to receive.

          An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

          The use of swap agreements by the Underlying Portfolio entails certain risks, which are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

          Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many over-the-counter swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. For this reason, a swap transaction may be subject to the Underlying Portfolio's limitation on investments in illiquid securities.

          Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by the Underlying Portfolio, if the Underlying Portfolio covers the transaction or segregates sufficient liquid assets.

          The use of a swap transaction involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

Risk Factors in Options, Futures and Forward Transactions
---------------------------------------------------------

          Risk Of Imperfect Correlation Of Hedging Instruments With A Portfolio's Investments. The Portfolios' abilities to hedge all or a portion of their portfolios effectively through transactions in options, Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the securities that are the subject of the hedge. In the case of futures and options based on an index, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed-income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation, to the extent it exists, probably will not be exact.

          It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is because a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities.

          The trading of futures and options entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or instrument. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures market. In this regard, trading by speculators in futures and options has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such contracts.

          The trading of options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option.

          Further, with respect to options on securities, options on foreign currencies, options on stock indices and options on Futures Contracts, the Underlying Portfolios are subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by an Underlying Portfolio in connection with such transactions.

          If an Underlying Portfolio purchases futures or options in order to hedge against a possible increase in the price of securities before the Underlying Portfolio is able to invest its cash in such securities, the Underlying Portfolio faces the risk that the market may instead decline. If the Underlying Portfolio does not then invest in such securities because of concern as to possible further market declines or for other reasons, the Underlying Portfolio may realize a loss on the futures or option contract that is not offset by a reduction in the price of securities purchased.

          In writing a call option on a security, foreign currency, index or Futures Contract, an Underlying Portfolio also incurs the risk that changes in the value of the assets used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, when an Underlying Portfolio writes a call option on a stock index, the securities used as "cover" may not match the composition of the index, and the Underlying Portfolio may not be fully covered. As a result, the Underlying Portfolio could suffer a loss on the call which is not entirely offset, or not offset at all, by an increase in the value of the Underlying Portfolio's portfolio securities.

          The writing of options on securities, options on stock indexes or options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of an Underlying Portfolio's portfolio. When an Underlying Portfolio writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying security or future or, in the case of index options, cash. In the event that the price of such an obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and the Portfolio will retain the amount of the premium, which will constitute a partial hedge against any decline that may have occurred in the Underlying Portfolio's portfolio holdings, or against the increase in the cost of the instruments to be acquired.

          When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, the Underlying Portfolio will incur a loss which may only be partially offset by the amount of the premium the Underlying Portfolio receives. Moreover, by writing an option, an Underlying Portfolio may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or a decline in the value of securities to be acquired.

          In the event of the occurrence of any of the foregoing adverse market events, an Underlying Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

          With respect to the writing of straddles on securities, an Underlying Portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, while creating an opportunity for increased return by providing an Underlying Portfolio with two simultaneous premiums on the same security, nonetheless involve additional risk, because the Underlying Portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

          If any of the foregoing adverse market events occurs, an Underlying Portfolio's overall return may be lower than if it had not engaged in the transactions described above.

          Potential Lack Of A Liquid Secondary Market. Prior to exercise or expiration, a futures or option position can be terminated only by entering into a closing transaction. This requires a liquid secondary market for such instruments on the exchange, if any, on which the initial transaction was entered into. There can be no assurance that a liquid secondary market will exist for any particular contracts at any specific time. In the absence of a liquid secondary market, it may not be possible to close out a position held by an Underlying Portfolio, and the Underlying Portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if the Underlying Portfolio has insufficient cash available to meet margin requirements, it may be necessary to liquidate portfolio securities at a time when, in the opinion of the Adviser, it is otherwise disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the Underlying Portfolios' ability to hedge their portfolios effectively, and could result in trading losses.

          The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices of some Futures Contracts have in the past moved to the daily limit on a number of consecutive trading days.

          The trading of Futures Contracts and options (including options on Futures Contracts) is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house and other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

          The staff of the Commission has taken the position that over-the-counter options and the assets used as cover for over-the-counter options are illiquid securities, unless certain arrangements are made with the other party to the option contract permitting the prompt liquidation of the option position. The Underlying Portfolios will enter into those special arrangements only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York ("primary dealers"). Under these special arrangements, the Trust will enter into contracts with primary dealers which provide that each Portfolio has the absolute right to repurchase an option it writes at any time at a repurchase price which represents fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Underlying Portfolio for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." Under such circumstances, the Underlying Portfolio only needs to treat as illiquid that amount of the "cover" assets equal to the amount by which (i) the formula price exceeds (ii) any amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Underlying Portfolio's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written; therefore, the Underlying Portfolio might pay more to repurchase the option contract than the Underlying Portfolio would pay to close out a similar exchange-traded option.

          Margin. Because of low initial margin deposits made upon the opening of a futures position and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. However, to the extent the Underlying Portfolios purchase or sell Futures Contracts and options on Futures Contracts and purchase and write options on securities and securities indices for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Underlying Portfolio or decreases in the prices of securities the Underlying Portfolio intends to acquire. When an Underlying Portfolio writes options on securities or options on stock indices for other than hedging purposes, the margin requirements associated with such transactions could expose the Portfolio to greater risk.

          Trading And Position Limits. The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). In addition, the Commodity Futures Trading Commission (the "CFTC") and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and may impose other sanctions or restrictions.

          Risks of Options on Futures Contracts. The amount of risk an Underlying Portfolio assumes when it purchases an option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

          Risks Of Forward Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Each Underlying Portfolio is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in Forward Contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Portfolios from responding to such events in a timely manner.

          Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

          Unlike transactions entered into by the Underlying Portfolios in Futures Contracts and exchange-traded options, options on foreign currencies, Forward Contracts and over-the-counter options on securities and securities indices are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and an Underlying Portfolio could be required to retain options purchased or written, or Forward Contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and an Underlying Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

          Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting an Underlying Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Restrictions on the Use of Futures and Option Contracts
-------------------------------------------------------

          Under applicable regulations, when an Underlying Portfolio enters into transactions in Futures Contracts and options on Futures Contracts, that Underlying Portfolio is required to segregate liquid assets with its custodian which, together with any initial margin deposits, are equal to the aggregate market value of the Futures Contracts and options on Futures Contracts that it purchases. In addition, an Underlying Portfolio may not purchase or sell such instruments for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of initial margin deposits on such futures and options positions and premiums paid for options purchased would exceed 5% of the market value of the Underlying Portfolio's total assets. Each Portfolio has adopted the additional restriction that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of such Underlying Portfolio's total assets. Moreover, an Underlying Portfolio will not purchase put and call options if as a result more than 10% of its total assets would be invested in such options.

Future Developments
-------------------

          The foregoing discussion relates to each Underlying Portfolio's proposed use of Futures Contracts, forward currency exchange contracts, options, and options on Futures Contracts currently available. As noted above, the relevant markets and related regulations are evolving. In the event of future regulatory or market developments, each Underlying Portfolio may also use additional types of futures contracts or options and other investment techniques for the purposes set forth above.

Additional Risk Considerations of the Underlying Portfolios
-----------------------------------------------------------

Portfolio Reallocation Risk
---------------------------

          From time to time, the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Underlying Portfolios' feeder funds, as recommended by the Adviser. These transactions will affect the Underlying Portfolios since Underlying Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Portfolio performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Underlying Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Underlying Portfolios and the funds that invest in them.

Currency Considerations
-----------------------

          Those Underlying Portfolios that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect an Underlying Portfolio's net assets, distributions and income. If the value of the foreign currencies in which an Underlying Portfolio receives income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, an Underlying Portfolio may be required to liquidate securities in order to make distributions if the Underlying Portfolio has insufficient cash in U.S. Dollars to meet the distribution requirements that the Underlying Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time an Underlying Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Securities of Foreign Issuers
-----------------------------

          The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Portfolio whose investments include securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

          Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

          An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures that may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

          Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain foreign issuers than is available about U.S. issuers.

          The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Portfolio's investments. In such events, an Underlying Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

Foreign Fixed-Income Obligations
--------------------------------

          To the extent that they invest in foreign fixed-income obligations, certain of the Underlying Portfolios are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. As a result, an Underlying Portfolio may be unable to obtain or enforce judgments against foreign entities.

Fixed-Income Securities
-----------------------

          The value of each Underlying Portfolio's shares will fluctuate with the value of its investments. The value of each Underlying Portfolio's investments in fixed-income securities will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of fixed-income securities generally rise. Conversely, during periods of rising interest rates, the values of fixed-income securities generally decline.

          In periods of increasing interest rates, each of the Underlying Portfolios may, to the extent it holds mortgage-backed securities, be subject to the risk that the average dollar-weighted maturity of the Underlying Portfolio of debt or other fixed-income securities may be extended as a result of lower than anticipated prepayment rates.

Inflation-Indexed Bonds
-----------------------

          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Lower-Rated Fixed-Income Securities
-------------------------------------------------

          Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Such securities may have small assurance of interest and principal payments.

Unrated Securities
------------------

          Unrated securities will also be considered for investment by the AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio and AllianceBernstein Inflation-Protected Securities Portfolio when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to a particular Underlying Portfolio to a degree comparable to that of rated securities which are consistent with the Underlying Portfolio's objective and policies.

The Real Estate Industry
------------------------

          Although AllianceBernstein Real Estate Investment Portfolio does not invest directly in real estate, it invests primarily in Real Estate Equity Securities and has a policy of concentration of its investments in the real estate industry. Therefore, an investment in this Underlying Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to global and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Underlying Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Underlying Portfolio may be subject to certain of the foregoing risks to a greater extent.

          In addition, if AllianceBernstein Real Estate Investment Portfolio receives rental income or income from the disposition of real property acquired as a result of a default on securities this Underlying Portfolio owns, the receipt of such income may adversely affect the Underlying Portfolio's ability to retain its tax status as a regulated investment company. Investments by the Underlying Portfolio in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

          REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

          REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than larger capitalization stocks.

          To the extent that the Underlying Portfolio invests in global REITs, the Underlying Portfolio will also be subject to non-U.S. issuer risk and currency risk.

          Mortgage-Backed Securities. Investing in Mortgage-Backed Securities involves certain unique risks in addition to those risks associated with investment in the real estate industry in general. These risks include the failure of a counterparty to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

          Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social, and other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with Mortgage-Backed Securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. Under certain interest rate and prepayment rate scenarios, the Underlying Portfolio may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When the Underlying Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

          Except as described below and except as otherwise specifically stated in the Prospectuses or this SAI, the investment policies of each Strategy set forth in the Prospectuses and this SAI are not fundamental and may be changed without shareholder approval.

Certain Fundamental Investment Policies
---------------------------------------

          Each Strategy has adopted the following investment restrictions, which may not be changed without the approval of the holders of a majority of such Strategy's outstanding voting securities. The approval of a majority of a Strategy's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

          As a matter of fundamental policy, each Strategy may not:

          (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

          For the purposes of this restriction, collateral arrangements, including for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, such Strategy might be deemed to be an underwriter within the meaning of the Securities Act.

          As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

          o    Cash or cash items;

          o    Government Securities;

          o    Securities of other investment companies; and

          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Fund's Board of Directors (see "Management of the Strategies" in the Prospectuses).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of March 31, 2007, totaling approximately $742 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of March 31, 2007, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.2% of the issued and outstanding units of limited partnership interest in The Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of March 31, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.9% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.3% in the Adviser. As of March 31, 2007, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Strategy's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by each Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          Each Strategy has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to each Strategy by the Adviser, each Strategy may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to each Strategy at cost and the payments therefor must be specifically approved by the Strategy's Board of Directors.

          For the services rendered by the Adviser under the Advisory Agreement, each Strategy pays a fee of .55 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or less than 60%; pays a fee of .60 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is greater than 60% but less than 80%; and pays a fee of .65 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or greater than 80%. For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets a Strategy invests in the AllianceBernstein Global Real Estate Investment Portfolio will be considered to be invested in equity investments. Based on this fee schedule, the fee to be paid by each Strategy is as follows:


     AllianceBernstein 2000 Retirement Strategy                        .55%
     AllianceBernstein 2005 Retirement Strategy                        .55%
     AllianceBernstein 2010 Retirement Strategy                        .60%
     AllianceBernstein 2015 Retirement Strategy                        .60%
     AllianceBernstein 2020 Retirement Strategy                        .65%
     AllianceBernstein 2025 Retirement Strategy                        .65%
     AllianceBernstein 2030 Retirement Strategy                        .65%
     AllianceBernstein 2035 Retirement Strategy                        .65%
     AllianceBernstein 2040 Retirement Strategy                        .65%
     AllianceBernstein 2045 Retirement Strategy                        .65%
     AllianceBernstein 2050 Retirement Strategy                        .65%
     AllianceBernstein 2055 Retirement Strategy                        .65%

          A Strategy's fee will be reduced by an annualized rate of .10 of 1% of the Strategy's average daily net assets during a month that its average daily net assets are between $2.5 billion and $5 billion. For any month during which the Strategy's average daily net assets are in excess of $5 billion, its monthly fee shall be reduced by an annualized rate of .15 of 1% of its average daily net assets.

          The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Strategy listed below:


                           Strategy                           Expense Caps
                           --------                           ------------

      AllianceBernstein 2000 Retirement Strategy        Class A            .86%
                                                        Class B           1.56%
                                                        Class C           1.56%
                                                        Advisor Class      .56%
                                                        Class R           1.06%
                                                        Class K            .81%
                                                        Class I            .56%

      AllianceBernstein 2005 Retirement Strategy        Class A            .92%
                                                        Class B           1.62%
                                                        Class C           1.62%
                                                        Advisor Class      .62%
                                                        Class R           1.12%
                                                        Class K            .87%
                                                        Class I            .62%

      AllianceBernstein 2010 Retirement Strategy        Class A            .94%
                                                        Class B           1.64%
                                                        Class C           1.64%
                                                        Advisor Class      .64%
                                                        Class R           1.14%
                                                        Class K            .89%
                                                        Class I            .64%

      AllianceBernstein 2015 Retirement Strategy        Class A            .98%
                                                        Class B           1.68%
                                                        Class C           1.68%
                                                        Advisor Class      .68%
                                                        Class R           1.18%
                                                        Class K            .93%
                                                        Class I            .68%

      AllianceBernstein 2020 Retirement Strategy        Class A           1.02%
                                                        Class B           1.72%
                                                        Class C           1.72%
                                                        Advisor Class      .72%
                                                        Class R           1.22%
                                                        Class K            .97%
                                                        Class I            .72%

      AllianceBernstein 2025 Retirement Strategy        Class A           1.04%
                                                        Class B           1.74%
                                                        Class C           1.74%
                                                        Advisor Class      .74%
                                                        Class R           1.24%
                                                        Class K            .99%
                                                        Class I            .74%

      AllianceBernstein 2030 Retirement Strategy        Class A           1.06%
      AllianceBernstein 2035 Retirement Strategy        Class B           1.76%
      AllianceBernstein 2040 Retirement Strategy        Class C           1.76%
      AllianceBernstein 2045 Retirement Strategy        Advisor Class      .76%
      AllianceBernstein 2050 Retirement Strategy        Class R           1.26%
      AllianceBernstein 2055 Retirement Strategy        Class K           1.01%
                                                        Class I            .76%



          This contractual agreement remains in effect until July 6, 2007, and will continue in effect thereafter, so long as such continuance is approved at least annually by the Board of Directors or by a majority vote of the outstanding voting securities of the Strategies, and, in either case, a majority of the Directors and who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any party to the Advisory Agreement, unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. The Adviser does not receive a fee for managing the Underlying Portfolios.

          During the fiscal year ended August 31, 2006, the Adviser received $0 in management fees from the AllianceBernstein 2000 Retirement Strategy (net of $1,760 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2005 Retirement Strategy (net of $15,893 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2010 Retirement Strategy (net of $32,117 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2015 Retirement Strategy (net of $29,158 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2020 Retirement Strategy (net of $34,421 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2025 Retirement Strategy (net of $38,278 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2030 Retirement Strategy (net of $21,454 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2035 Retirement Strategy (net of $14,795 which was waived by the Adviser due to the expense limitation agreement), $0 in management fees from the AllianceBernstein 2040 Retirement Strategy (net of $7,617 which was waived by the Adviser due to the expense limitation agreement), and $0 in management fees from the AllianceBernstein 2045 Retirement Strategy (net of $5,418 which was waived by the Adviser due to the expense limitation agreement). Because AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no management fees applicable to, or paid by, those Strategies during the most recent fiscal year.

          The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on July 9, 2002. The Advisory Agreement was amended as of July 6, 2005 to provide for the addition of the Strategies. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors called for that purpose and held on June 15, 2005. The Advisory Agreement was amended as of June 4, 2007 to provide for the addition of the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy. The amendment to the Advisory Agreement was approved by the unanimous vote, cast in person, of the disinterested Directors called for that purpose and held on May 3, 2007.

          The Advisory Agreement continues in effect with respect to each Strategy until July 6, 2007, and shall continue in effect thereafter, so long as such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of each Strategy and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons," as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter.

          Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Directors who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder. The Adviser controls the word "Alliance" in the names of the Company and each Strategy, and if the Adviser should cease to be the investment manager of any Strategy, the Company and such Strategy may be required to change their names to delete the word "Alliance" from their names.

          The Advisory Agreement provides that the Adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day from the same broker or dealer, such transactions may be averaged as to price.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc., and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

          The management of and investment decisions for each of the Strategies' portfolios are made by the Blend Investment Policy Team. The five investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Messrs. Thomas J. Fontaine, Mark A. Hamilton, Joshua Lisser, Seth J. Masters and Christopher H. Nikolich. For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Prospectuses. As of the date of this SAI, none of the Strategies' portfolio managers owned directly or beneficially any equity securities of the Strategies.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.


          Overall, as of August 31, 2006, employees of the Adviser had approximately $714,009,531 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2006.

---------------------------------------------------------------------------------------------------

                      REGISTERED INVESTMENT COMPANIES (excluding the Strategies)

---------------------------------------------------------------------------------------------------
                                                               Number of         Total Assets
                             Total                             Registered        of Registered
                             Number of      Total Assets       Investment        Investment
                             Registered     of Registered      Companies         Companies
                             Investment     Investment         Managed with      Managed with
                             Companies      Companies          Performance-      Performance-
 Portfolio Manager           Managed        Managed            based Fees        based Fees
---------------------------------------------------------------------------------------------------
Thomas J. Fontaine            29          $30,324,000,000         None                None
---------------------------------------------------------------------------------------------------

Mark A. Hamilton               2          $   188,000,000         None                None
---------------------------------------------------------------------------------------------------

Joshua Lisser                 31          $34,807,000,000         None                None
---------------------------------------------------------------------------------------------------

Seth J. Masters               31          $34,807,000,000         None                None
---------------------------------------------------------------------------------------------------

Christopher H. Nikolich       31          $34,807,000,000         None                None
---------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                                       POOLED INVESTMENT VEHICLES

----------------------------------------------------------------------------------------------------
                             Total                             Number of        Total Assets of
                             Number of                         Pooled           Pooled
                             Other         Total Assets        Investment       Investment
                             Pooled        of Other Pooled     Vehicles         Vehicles
                             Investment    Investment          Managed with     Managed with
                             Vehicles      Vehicles            Performance-     Performance-
Portfolio Manager            Managed       Managed             based Fees       based Fees
----------------------------------------------------------------------------------------------------
Thomas J. Fontaine              169       $19,142,000,000           1             $734,000,000
---------------------------------------------------------------------------------------------------

Mark A. Hamilton                15        $   187,000,000          None                None
---------------------------------------------------------------------------------------------------

Joshua Lisser                   171       $19,792,000,000           1             $734,000,000
---------------------------------------------------------------------------------------------------

Seth J. Masters                 171       $19,792,000,000           1             $734,000,000
---------------------------------------------------------------------------------------------------

Christopher H. Nikolich         171       $19,792,000,000           1             $734,000,000
---------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                             OTHER ACCOUNTS

----------------------------------------------------------------------------------------------------

                             Total                               Number of         Total Assets
                             Number of                           Other Accounts    of Other
                             of Other       Total Assets of      Managed with      Accounts with
                             Accounts       Other Accounts       Performance-      Performance-
Portfolio Manager            Managed        Managed              based Fees        based Fees
----------------------------------------------------------------------------------------------------
Thomas J. Fontaine             219       $48,235,000,000            38           $8,959,000,000
----------------------------------------------------------------------------------------------------

Mark A. Hamilton               None             None                None               None
----------------------------------------------------------------------------------------------------

Joshua Lisser                  263       $66,526,000,000            38           $8,959,000,000
----------------------------------------------------------------------------------------------------

Seth J. Masters                264       $66,526,000,000            38           $8,959,000,000
----------------------------------------------------------------------------------------------------

Christopher H. Nikolich        263       $66,526,000,000            38           $8,959,000,000
----------------------------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(2)

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

------------
(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Capital's Master Limited Partnership Units.

Board of Directors Information
------------------------------

            The business and affairs of each Strategy are managed under the direction of the Board of Directors. Certain information concerning each Strategy's Directors is set forth below.

                                                                              PORTFOLIOS IN      OTHER
NAME,                             PRINCIPAL                                   FUND COMPLEX       DIRECTORSHIPS
ADDRESS* AND AGE                  OCCUPATION(S) DURING                        OVERSEEN BY        HELD
(Year Elected**)                  PAST 5 YEARS                                DIRECTOR           BY DIRECTOR
----------------                  ------------------------                    --------           -----------

INTERESTED DIRECTOR
Marc O. Mayer, +                  Executive Vice President of the                  107         SCB Partners Inc.
1345 Avenue of the Americas       Adviser since 2001 and Executive                             and SCB Inc.
New York, NY 10105                Managing Director of
49                                AllianceBernstein Investments, Inc.
(2003)                            ("ABI") since 2003; prior thereto,
                                  he was head of AllianceBernstein
                                  Institutional Investments, a unit
                                  of the Adviser, from 2001-2003.
                                  Prior thereto, Chief Executive
                                  Officer of Sanford C. Bernstein &
                                  Co., LLC (institutional research
                                  and brokerage arm of Bernstein and
                                  Co., LLC) ("SCB & Co.") and its
                                  predecessor since prior to 2002.

DISINTERESTED DIRECTORS
Chairman of the Board
William H. Foulk, Jr., ++, #      Investment Adviser and an                        109      None
74                                Independent Consultant.  He was
(2002)                            formerly Senior Manager of Barrett
                                  Associates, Inc., a registered
                                  investment adviser, with which he
                                  had been associated since prior to
                                  2002.  He was formerly Deputy
                                  Comptroller and Chief Investment
                                  Officer of the State of New York
                                  and, prior thereto, Chief
                                  Investment Officer of the New York
                                  Bank for Savings.

David H. Dievler, #               Independent Consultant.  Until                   108      None
77                                December 1994, he was Senior Vice
(2002)                            President of AB Corp. (formerly,
                                  Alliance Capital Management Corporation)
                                  responsible for mutual fund administration.
                                  Prior to joining AB Corp. in 1984, he was
                                  Chief Financial Officer of Eberstadt Asset
                                  Management since 1968. Prior to that, he was a
                                  Senior Manager at Price Waterhouse & Co.
                                  Member of American Institute of Certified
                                  Public Accountants since 1953.

John H. Dobkin, #                 Consultant.  Formerly, President of             107         None
65                                Save Venice, Inc. (preservation
(2002)                            organization) from June 2001 - June
                                  2002, Senior Advisor from June 1999 - June
                                  2000 and President of Historic Hudson Valley
                                  (historic preservation) from December 1989 -
                                  May 1999. Previously, Director of the National
                                  Academy of Design and during 1988-1992,
                                  Director and Chairman of the Audit Committee
                                  of AB Corp.

Michael J. Downey, #              Consultant since January 2004.                   107         Asia Pacific Fund,
63                                Formerly, managing partner of                                Inc. and The Merger
(2005)                            Lexington Capital, LLC (investment Fund
                                  advisory firm) from December 1997 until
                                  December 2003. Prior thereto, Chairman and CEO
                                  of Prudential Mutual Fund Management from 1987
                                  to 1993.

D. James Guzy, #                  Chairman of the Board of PLX                     107         Intel Corporation
71                                Technology (semi-conductors) and of                          (semi-conductors)
(2005)                            SRC Computers Inc., with which he                            and Cirrus Logic
                                  has been associated since prior to                           Corporation
                                  2002.  He is also President of the                           (semi-conductors)
                                  Arbor Company (private family
                                  investments).

Nancy P. Jacklin, #               Formerly, U.S. Executive Director                107         None
59                                of the International Monetary Fund
(2006)                            (December 2002-May 2006); Partner,
                                  Clifford Chance (1992-2002); Senior Counsel,
                                  International Banking and Finance, and
                                  Associate General Counsel, Citicorp
                                  (1985-1992); Assistant General Counsel
                                  (International), Federal Reserve Board of
                                  Governors (1982-1985); and Attorney Advisor,
                                  U.S. Department of the Treasury (1973-1982).
                                  Member of the Bar of the District of Columbia
                                  and of New York; and member of the Council on
                                  Foreign Relations.

Marshall C. Turner, Jr., #        Consultant.  Formerly, President                 107         Xilinx, Inc.
65                                and CEO, Toppan Photomasks, Inc.                             (semi-conductors)
(2005)                            (semi-conductor manufacturing                                and MEMC Electronic
                                  services), 2005 - 2006, and                                  Materials, Inc.
                                  Chairman and CEO from 2003 until                             (semi-conductor
                                  2005, when the company was acquired                          substrates)
                                  and re-named from Dupont
                                  Photomasks, Inc.  Principal, Turner
                                  Venture Associates (venture capital
                                  and consulting) 1993 - 2003.

Earl D. Weiner, #                 Of Counsel, and Partner from 1976 -              106         None
67                                2006, of the law firm Sullivan &
(2007)                            Cromwell LLP, specializing in
                                  investment management, corporate, and
                                  securities law; member of ABA Federal
                                  Regulation of Securities Committee Task Force
                                  on Fund Directors' Guidebook.

----------------
* The address for each of the Strategies' disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Fund's Directors.
+ Mr. Mayer is an "interested person," as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.
++   Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Strategies' Board of Directors has four standing committees of the Board - an Audit Committee, an Independent Directors Committee, a Fair Value Pricing Committee and a Governance and Nominating Committee. Each committee serves all fourteen portfolios of the Company. The members of each Committee are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Strategies' financial reporting process. The Audit Committee met twice during the Strategies' most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met six times during the Strategies' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Strategies' common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategies not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Strategies did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategies begin to print and mail their proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategies owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategies (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Strategies to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Strategies; (v) the class or series and number of all shares of the Strategies owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategies' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategies, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met ten times during the Strategies' most recently completed fiscal year.

          The dollar range of the Strategies' securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                              AGGREGATE DOLLAR RANGE OF EQUITY
                               DOLLAR RANGE OF EQUITY         SECURITIES IN THE
                               SECURITIES IN THE STRATEGIES   ALLIANCEBERNSTEIN FUND COMPLEX
                               AS OF DECEMBER 31, 2006        AS OF DECEMBER 31, 2006
                               ---------------------------    --------------------------------
Marc O. Mayer                        None                        Over $100,000
David H. Dievler                     None                        Over $100,000
John H. Dobkin                       None                        Over $100,000
Michael J. Downey                    None                        Over $100,000
William H. Foulk, Jr.                None                        Over $100,000
D. James Guzy                        None                        $50,001 - $100,000
Nancy P. Jacklin                     None*                       $50,001 - $100,000*
Marshall C. Turner, Jr.              None                        Over $100,000
Earl D. Weiner                       None**                      None**

------------
* Ms. Jacklin became a Director in June 2006. As of June 4, 2007, the dollar range of the Strategies' securities owned by Ms. Jacklin was $0 and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.

** Mr. Weiner became a Director on January 1, 2007. As of June 4, 2007, the dollar range of the Strategies' securities owned by Mr. Weiner was $0 and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.

                              POSITION(S)                     PRINCIPAL OCCUPATION
NAME, ADDRESS* AND AGE        HELD WITH FUND                  DURING PAST 5 YEARS
----------------------        --------------                  -------------------
Marc O. Mayer,                President and Chief Executive   See biography above.
49                            Officer

Philip L. Kirstein,           Senior Vice President and       Senior Vice President and
62                            Independent Compliance Officer  Independent Compliance Officer
                                                              of the AllianceBernstein
                                                              Mutual Funds, with which he
                                                              has been associated since
                                                              October 2004. Prior thereto,
                                                              he was Of Counsel to
                                                              Kirkpatrick & Lockhart, LLP
                                                              from October 2003 to October
                                                              2004, and General Counsel and
                                                              First Vice President of
                                                              Merrill Lynch Investment
                                                              Managers, L.P. since prior to
                                                              2002 until March 2003.


Thomas J. Fontaine,           Vice President                  Senior Vice President of the
42                                                            Adviser,** with which he has
                                                              been associated since prior to
                                                              2002.

Mark A. Hamilton,             Vice President                  Senior Vice President of the
                                                              Adviser,** with which he has
42                                                            been associated since prior to
                                                              2002.

Joshua Lisser,                Vice President                  Senior Vice President of the
40                                                            Adviser,** with which he has
                                                              been associated since prior to
                                                              2002.

Seth J. Masters,              Senior Vice President           Executive Vice President of the
48                                                            Adviser,** with which he has
                                                              been associated since prior to
                                                              2002.

Christopher H. Nikolich,      Vice President                  Senior Vice President of the
37                                                            Adviser,** with which he has
                                                              been associated since prior to
                                                              2002.

Emilie D. Wrapp,              Secretary                       Senior Vice President,
51                                                            Assistant General Counsel
                                                              and Assistant Secretary
                                                              of ABI,** with which
                                                              she has been associated
                                                              since prior to 2002.

Joseph J. Mantineo,           Treasurer and Chief             Senior Vice President of
48                            Financial Officer               ABIS,** with which he has been
                                                              associated since prior to 2002.

Vincent S. Noto,              Controller                      Vice President of ABIS,** with
42                                                            which he has been associated
                                                              since prior to 2002.

-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS, and SCB & Co. are affiliates of the Company.

          The Strategies do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Strategies. The aggregate compensation to be paid by the Strategies to each of the Directors for the fiscal year ended August 31, 2006, the aggregate compensation paid to each Director during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                                         Total
                                                                                         Number of
                                                                                         Investment
                                                                      Total Number of    Portfolios within
                                                                      Funds in the       the
                                                                      AllianceBernstein  AllianceBernstein
                                                 Total Compensation   Fund Complex,      Fund Complex,
                                                 From the             Including the      Including the
                                                 AllianceBernstein    Strategies, as to  Strategies, as to
                           Aggregate             Fund Complex,        which the Director which the Director
                           Compensation          Including            is a Director      is a Director
Name of Director           From the Strategies   the Strategies       or Trustee         or Trustee
----------------           --------------------  --------------       ----------         ----------
Marc O. Mayer                     $0                     $0               38                107
David H. Dievler              $2,908               $225,125               39                108
John H. Dobkin                $2,993               $234,625               38                107
Michael J. Downey             $2,903               $215,125               38                107
William H. Foulk, Jr.         $5,605               $434,625               40                109
D. James Guzy                 $2,925               $215,125               38                107
Nancy P. Jacklin                $955               $112,625               38                107
Marshall C. Turner, Jr.       $2,915               $214,625               38                107
Earl D. Weiner*                $0                        $0               37                106

-------------------
* Mr. Weiner was elected as a Director of the Strategies effective January 1, 2007.

          As of May 22, 2007, Mr. Earl Weiner owned 12.06% of the Advisor Class Shares of the AllianceBernstein Retirement Strategy 2010.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

          In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Strategies pay certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy,
(c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Strategies' custodian, (i) compensation of the Strategies' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Strategies' principal underwriter, to permit ABI to distribute each Strategy's shares and to permit each Strategy to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

          Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Strategy as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fee on the Class B shares and Class C shares and the distribution services fee on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Strategy's shares.

          With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Strategy in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement was initially approved by the Directors of the Fund at a meeting held on July 9, 2002. The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or "interested persons," as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held August 1 and 3, 2006.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

          For services rendered by ABI in connection with the distribution of Class A shares pursuant to the Plan applicable to such shares, ABI received $707, $7,779, $10,536, $7,830, $8,172, $6,644, $4,375, $3,358, $1,452, and $868
with respect to the Class A shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, respectively, during the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no distribution service fees applicable to Class A shares paid in the most recent fiscal year.

          For services rendered by ABI in connection with the distribution of Class B shares pursuant to the Plan applicable to such shares, ABI received $136, $1,069, $2,954, $6,180, $4,663, $1,829, $1,929, $1,086, $1,949, and $670
with respect to the Class B shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, respectively, during the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no distribution service fees applicable to Class B shares paid in the most recent fiscal year.

          For services rendered by ABI in connection with the distribution of Class C shares pursuant to the Plan applicable to such shares, ABI received $263, $475, $2,575, $2,043, $2,425, $1,551, $1,200, $1,745, $508, and $449 with respect to the Class C shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, respectively, during the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no distribution service fees applicable to Class C shares paid in the most recent fiscal year.

          For services rendered by ABI in connection with the distribution of Class R shares pursuant to the Plan applicable to such shares, ABI received $53, $81, $290, $728, $494, $1,148, $699, $698, $312, and $368 with respect to the
Class R shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, respectively, during the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no distribution service fees applicable to Class R shares paid in the most recent fiscal year.

          For services rendered by ABI in connection with the distribution of Class K shares pursuant to the Plan applicable to such shares, ABI received $32, $263, $2,466, $3,021, $3,693, $7,130, $2,430, $1,221, $533, and $526 with respect to the Class K shares of the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, respectively, during the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no distribution service fees applicable to Class K shares paid in the most recent fiscal year.

            The Strategies have not adopted any Plan with respect to Class I or Advisor Class shares.

          ABI has informed the Strategies that expenses incurred by it and costs allocated to it in connection with activities primarily intended to result in the sale of Class A, Class B, Class C, Class R, Advisor Class, Class K and Class I shares were as follows for the fiscal year ended August 31, 2006. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no expenses incurred by, nor costs allocated to, those Strategies in the most recent fiscal year.

                                         Amount of Expense and Allocated Cost
                                      For the Fiscal Year Ended August 31, 2006

Category of Expense                          Class A        Class B         Class C          Class R   Advisor Class
                                              Shares         Shares          Shares           Shares          Shares
---------------------------------------------------------------------------------------------------------------------
Advertising/Marketing                         $3,398          $1,708          $1,642          $1,613          $1,464

Printing and Mailing of                       $3,506            $672          $1,046            $498              $0
Prospectuses and Semi-Annual and
Annual Reports to Other than
Current Shareholders

Compensation to Underwriters                $944,225        $274,884        $242,178        $235,119        $167,735

Compensation to Dealers                      $18,647          $1,201          $1,671          $1,036            $513

Compensation to Sales Personnel             $525,002        $224,145        $110,821         $82,727         $58,007

Interest, Carrying or Other                       $0              $0              $0              $0              $0

Financing Charges
Other (includes personnel costs of          $987,931        $274,529        $240,810        $234,452        $158,116
those home office employees
involved in the distribution
effort, travel-related expenses
incurred by the marketing
personnel, conducting seminars and
printing sales literature)

Total                                     $2,482,709        $777,139        $598,168        $555,445        $385,835



                                                   Amount of Expense and Allocated Cost
                                                 For the Fiscal Year Ended August 31, 2006

Category of Expense                                                                   Class K        Class I
                                                                                       Shares         Shares
-------------------------------------------------------------------------------------------------------------
Advertising/Marketing                                                                  $2,146         $1,479
Printing and Mailing of Prospectuses and Semi-Annual and Annual Reports to               $994           $947
Other than Current Shareholders
Compensation to Underwriters                                                         $498,123       $181,693
Compensation to Dealers                                                               $12,360         $3,092
Compensation to Sales Personnel                                                      $179,391        $63,626
Interest, Carrying or Other Financing Charges                                              $0             $0
Other (includes personnel costs of those home office employees involved in           $512,557       $172,613
the distribution effort, travel-related expenses incurred by the marketing personnel, conducting seminars and printing sales literature)
Total                                                                              $1,205,571       $423,450

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K and Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year or period ended August 31, 2006, the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, paid ABIS $18,000, $18,000, $18,000, $18,000, $18,000, $18,000, $18,000, $18,000,
$18,000, and $18,000, respectively, in transfer agency fees. Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no transfer agency fees applicable to those Strategies paid in the most recent fiscal year.

          ABIS acts as the transfer agent for each Strategy. ABIS registers the transfer, issuance and redemption of shares of the Strategies and disburses dividends and other distributions to Strategy shareholders.

          Many shares of the Strategies are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Strategy, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold shares of a Strategy in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in your Prospectus in such Strategy's expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Strategies, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Strategy.

          The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies."

General
-------

          Shares of each Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategies. All of the classes of shares of the Strategies, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

          Investors may purchase shares of a Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Strategy's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Strategies or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategies or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Strategies' Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While each Strategy will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Strategy's shares may force such Strategy to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Strategy may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Strategy may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Strategy may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect the Strategies' performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time each Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before each Strategy calculates its own share price (referred to as "time zone arbitrage"). Each Strategy has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, each Strategy expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of a Strategy should be made for investment purposes only. Each Strategy seeks to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. Each Strategy will seek to prevent such practices to the extent they are detected by the procedures described below. Each Strategy reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, a Strategy may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

o Account Blocking Procedures. If a Strategy determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Strategy shares back to the Strategy or redemptions will continue to be permitted in accordance with the terms of each Strategy's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to each Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of each Strategy, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. Each Strategy seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to a Strategy, such Strategy will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Strategy will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Strategy that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, a Strategy may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). Each Strategy will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in each Strategy that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Strategy shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Strategy shares and avoid frequent trading in Strategy shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Strategies and their agents to detect excessive or short duration trading in Strategy shares, there is no guarantee that a Strategy will be able to identify these shareholders or curtail their trading practices. In particular, a Strategy may not be able to detect excessive or short-term trading in Strategy shares attributable to a particular investor who effects purchase and/or exchange activity in Strategy shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Strategy shares.

          Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of each Strategy is its NAV, plus, in the case of Class A shares, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of Strategy shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of a Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of each Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          Each Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Strategy shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payments by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time on a Strategy business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Strategies, a Strategy will not issue share certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of a Strategy represents an interest in the same portfolio of investments of that Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders, because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Strategies have determined that currently no conflict of interest exists between or among the classes of shares of each Strategy. On an ongoing basis, the Directors of the Strategies, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Strategy, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2000 Retirement Strategy was $5,842. Of this amount, ABI retained $405, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $0 on Class B shares and $0 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2005 Retirement Strategy was $52,413. Of this amount, ABI retained $2,372, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $159 on Class B shares and $0 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2010 Retirement Strategy was $67,981. Of this amount, ABI retained $3,059, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $1 on Class A shares, $715 on Class B shares and $190 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2015 Retirement Strategy was $81,553. Of this amount, ABI retained $4,243, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $511 on Class B shares and $200 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2020 Retirement Strategy was $58,192. Of this amount, ABI retained $3,831, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $47 on Class A shares, $1,383 on Class B shares and $103 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2025 Retirement Strategy was $84,428. Of this amount, ABI retained $5,621, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $798 on Class B shares and $109 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2030 Retirement Strategy was $41,345. Of this amount, ABI retained $2,372, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $555 on Class B shares and $108 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2035 Retirement Strategy was $26,603. Of this amount, ABI retained $971, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $0 on Class B shares and $110 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2040 Retirement Strategy was $11,686. Of this amount, ABI retained $418, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $400 on Class B shares and $100 on Class C shares.

          During the fiscal year ended August 31, 2006, the aggregate amount of underwriting commissions payable with respect to shares of the AllianceBernstein 2045 Retirement Strategy was $9,879. Of this amount, ABI retained $347, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Strategy's fiscal year ended August 31, 2006, ABI received CDSCs of $0 on Class A shares, $313 on Class B shares and $92 on Class C shares.

          Because the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy had not yet commenced operations, there were no underwriting commissions payable with respect to those Strategies during the most recent fiscal year.

Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                          Sales Charge
                                          ------------
                                                                           Discount or Commission
                                                                           to Dealers or Agents of
                              As % of Net           As % of the Public     up to % of
Amount of Purchase            Amount Invested       Offering Price         Offering Price
------------------            ---------------       --------------         --------------
Up to $100,000                   4.44%                 4.25%                  4.00%
$100,000 up to $250,000          3.36                  3.25                   3.00
$250,000 up to $500,000          2.30                  2.25                   2.00
$500,000 up to $1,000,000*       1.78                  1.75                   1.50

------------------
*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares -- Conversion Feature" and "-- Conversion of Advisor Class Shares to Class A Shares." Each Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that a Strategy will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangement--Group Retirement Plans") below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                              Contingent Deferred Sales Charge for each
      Year                               Strategy as a % of
      Since Purchase               Dollar Amount Subject to Charge
      --------------               -------------------------------

      First                                   4.0%
      Second                                  3.0%
      Third                                   2.0%
      Fourth                                  1.0%
      Fifth and Thereafter                    None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

Class R Shares
--------------

          Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A, Class K shares and Class I shares.

Class K Shares
--------------

          Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

          Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

          Advisor Class shares of each Strategy may be purchased and held solely
(i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares -- Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or a Strategy. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectuses and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of such Strategy during the calendar month following the month in which the Strategy is informed of the occurrence of the Conversion Event. The Strategy will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In order to enable participants investing through group retirement plans to purchase shares of a Strategy, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Strategies are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1% CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Strategy's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k)and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

          It is expected that each Strategy will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, each Strategy also makes its Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

          o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

          o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

          o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I share have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, that Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares of a Strategy for his, her or their own account(s), including certain Collegeboundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Strategies or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Fixed-Income Shares, Inc.
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of each Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Strategy pursuant to each Strategy's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

          Shares of a Strategy owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B, and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategies.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares - General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Subscription Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares, and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B, or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    upfront sales commissions;

          o    Rule 12b-1 fees;

          o    additional distribution support;

          o    defrayal of costs for educational seminars and training; and

          o payments related to providing shareholder record-keeping and/or transfer agency services.

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by each Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

          A.G. Edwards
          AIG Advisor Group
          Ameriprise Financial Services
          AXA Advisors
          Banc of America
          Cadaret Grant & Co.
          CCO Investment Services Corp.
          Charles Schwab
          Chase Investment Services
          Citicorp Investment Services
          Citigroup Global Markets
          Commonwealth Financial Network
          Donegal Securities
          Independent Financial Marketing Group
          ING Advisors Network
          Linsco/Private Ledger
          McDonald Investments
          Merrill Lynch
          MetLife Securities
          Morgan Stanley
          Mutual Service Corporation
          National Financial
          PFS Investments
          Raymond James
          RBC Dain Rauscher
          Robert W. Baird
          Securities America
          Signator Investors
          UBS AG
          UBS Financial Services
          Wachovia Securities
          Wells Fargo Investments

          Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Strategies have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategies' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategies.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Strategies redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategies' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of a Strategy.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to that Strategy containing a request for redemption. The Strategies may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Strategy represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to that Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by 4:00 p.m., Eastern time on a Strategy business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption By Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate theirs telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategies reasonably believe to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategies did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Strategies may repurchase shares of a Strategy through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and the Strategies may suspend or terminate this practice at any time.

General
-------

          The Strategies reserve the right to close out an account that through redemption has remained below $500 for at least 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategies are reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Strategy through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $500 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in each Strategy for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of a Strategy for Advisor Class shares of that Strategy. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of a Strategy for Advisor Class shares of that Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Strategy business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time on a Strategy business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Strategy business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. A Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of a Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Strategy's independent registered public accounting firm, KPMG LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

--------------------------------------------------------------------------------

                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges are valued in accordance with paragraph (a) above, by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by a Strategy are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          Each Strategy values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Strategies' Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value each Strategy's assets on behalf of that Strategy. The Valuation Committee values each Strategy's assets as described above.

          A Strategy may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining a Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

--------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

--------------------------------------------------------------------------------

          Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          The Strategies intend for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategies' assets are represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Strategies' investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategies' assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          If the Strategies qualify as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Strategies will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Strategies that is subject to corporate income tax will be considered to have been distributed by the Strategies during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategies on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectuses and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Strategies and assumes that the Strategies qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          Each Strategy intends to make timely distributions of such Strategy's taxable income (including any net capital gain) so that the Strategies will not be subject to federal income and excise taxes. Dividends of a Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Strategy is such that only a small portion, if any, of a Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from each Strategy may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets). A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. Each Strategy will notify shareholders as to how much of that Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Strategy. Any dividend or distribution received by a shareholder on shares of a Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Strategy.

          After the end of the calendar year, each Strategy will notify shareholders of the federal income tax status of any distributions made by that Strategy to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Income Taxes. Investment income received by a Strategy or an Underlying Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Strategies to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets and the Underlying Portfolio's assets to be invested within various countries is not known.

United States Federal Income Taxation of each Strategy
------------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Strategies with respect to the determination of their "investment company taxable income" each year. This discussion assumes that the Strategies will be taxed as regulated investment companies for each of their taxable years.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Strategy on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Strategy on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. Each Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by a Strategy upon termination of an option held by the Strategy). In general, if a Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that
(i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Strategy has unrealized gains with respect to the other position in such straddle; (ii) a Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain);
(iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Strategy all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          Each Strategy may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategies is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from the Strategies is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of each Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategies will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategies attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategies beginning before January 1, 2008 will not be subject to this withholding tax.

          A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategies attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategies. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

          If the income from the Strategies is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategies will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in the Strategies can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategies.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placement of orders for portfolio transactions for a Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Underlying Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to that Strategy. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by a Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as a Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving a Strategy.

          Each Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. Each Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, each Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, each Strategy will attempt to negotiate best execution.

          Allocations are made by the officers of the Strategies or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          Each Strategy may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with that Strategy's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Strategies), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          For the fiscal year ended August 31, 2006, the Strategies paid aggregate brokerage commissions amounting in the aggregate to $0. During the fiscal year ended August 31, 2006, brokerage commissions amounting in the aggregate to $0, were paid to SCB & Co. During the fiscal year ended August 31, 2006, the brokerage commissions paid to SCB & Co. constituted 0% of the Strategies' aggregate brokerage commissions. During the fiscal year ended August 31, 2006, 0% of the Strategies' aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2006, transactions in the portfolio securities of the Strategies aggregated $0. Brokerage commissions of approximately $0 (0%) were allocated to persons or firms supplying research supplies to the Strategies or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and does not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believes that knowledge of the Strategies' and the Underlying Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of each Strategy and Underlying Portfolio, policies and procedures relating to disclosure of that Underlying Portfolio's portfolio securities. The policies and procedures relating to disclosure of each Underlying Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Portfolio's operation or useful to an Underlying Portfolio's shareholders without compromising the integrity or performance of that Underlying Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Portfolio and its shareholders) are met, no Underlying Portfolio provides or permits others to provide information about that Underlying Portfolio's portfolio holdings on a selective basis.

          Each Underlying Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of each Underlying Portfolio's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Portfolio, the market value of the Underlying Portfolio's holdings, and the percentage of the Underlying Portfolio's assets represented by the Underlying Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Portfolio holds, a summary of each Underlying Portfolio's top ten holdings (including name and the percentage of each Underlying Portfolio's assets invested in each holding), and a percentage breakdown of each Underlying Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to such Underlying Portfolio. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Portfolio, to facilitate the review of the Underlying Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about an Underlying Portfolio's portfolio holdings that is not publicly available to an Underlying Portfolio's individual or institutional investors or to intermediaries that distribute the Underlying Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about an Underlying Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Underlying Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Portfolio's shareholders, which may include one or more Strategies, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that each Underlying Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Underlying Portfolio and is in the best interest of the Underlying Portfolio's shareholders, which may include one or more Strategies. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Strategies' Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Portfolio's portfolio holdings: (i) each Underlying Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Strategies' regulatory filings; (iii) each Strategy's and each Underlying Portfolio's custodian in connection with its custody of the Strategy's assets and the Underlying Portfolio assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

          The Company was incorporated under the laws of the State of Maryland on April 24, 2002. The Company was originally organized under the name "Alliance Blended Style Series, Inc." The name of the Company was changed to "AllianceBernstein Blended Style Series, Inc." on March 31, 2003.

Capitalization
--------------

          The authorized capital stock of each Strategy consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock, each having $.001 par value.

          All shares of each Strategy, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A Strategy shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Strategy's assets and, upon redeeming shares, will receive the then current NAV of that Strategy represented by the redeemed shares less any applicable CDSC. The Strategies are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of any Strategy, and additional classes of shares within each Strategy. If an additional portfolio or class were established in the Strategies, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Strategy has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R, Class K and Class I shares of each Strategy bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of a Strategy votes separately with respect to that Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of each Strategy, are entitled to receive the net assets of each Strategy.

          At the close of business on May 22, 2007, there were 629,901 shares of common stock of the AllianceBernstein 2000 Retirement Strategy outstanding including 197,027 Class A shares, 14,393 Class B shares, 10,778 Class C shares, 1,050 Advisor Class shares, 9,314 Class R shares, 389,661 Class K shares, and 7,678 Class I shares.

          At the close of business on May 22, 2007, there were 1,349,880 shares of common stock of the AllianceBernstein 2005 Retirement Strategy outstanding including 952,072 Class A shares, 43,094 Class B shares, 39,393 Class C shares, 1,452 Advisor Class shares, 15,917 Class R shares, 284,410 Class K shares, and 13,542 Class I shares.

          At the close of business on May 22, 2007, there were 4,824,259 shares of common stock of the AllianceBernstein 2010 Retirement Strategy outstanding including 2,892,879 Class A shares, 80,105 Class B shares, 168,306 Class C shares, 49,426 Advisor Class shares, 202,192 Class R shares, 1,142,552 Class K shares, and 288,809 Class I shares.

          At the close of business on May 22, 2007, there were 8,052,174 shares of common stock of the AllianceBernstein 2015 Retirement Strategy outstanding including 3,978,999 Class A shares, 267,935 Class B shares, 139,597 Class C shares, 52,607 Advisor Class shares, 241,097 Class R shares, 2,480,051 Class K shares, and 891,938 Class I shares.

          At the close of business on May 22, 2007, there were 8,938,626 shares of common stock of the AllianceBernstein 2020 Retirement Strategy outstanding including 4,608,144 Class A shares, 221,861 Class B shares, 149,829 Class C shares, 145,121 Advisor Class shares, 249,261 Class R shares, 2,364,204 Class K shares, and 1,200,206 Class I shares.

          At the close of business on May 22, 2007, there were 8,287,358 shares of common stock of the AllianceBernstein 2025 Retirement Strategy outstanding including 4,478,225 Class A shares, 108,730 Class B shares, 97,393 Class C shares, 53,144 Advisor Class shares, 217,805 Class R shares, 2,526,247 Class K shares, and 805,814 Class I shares.

          At the close of business on May 22, 2007, there were 5,088,888 shares of common stock of the AllianceBernstein 2030 Retirement Strategy outstanding including 2,644,945 Class A shares, 102,304 Class B shares, 103,373 Class C shares, 29,889 Advisor Class shares, 187,494 Class R shares, 1,491,218 Class K shares, and 529,665 Class I shares.

            At the close of business on May 22, 2007, there were 3,667,136 shares of common stock of the AllianceBernstein 2035 Retirement Strategy outstanding including 2,046,254 Class A shares, 79,745 Class B shares, 83,505 Class C shares, 68,857 Advisor Class shares, 109,831 Class R shares, 803,061 Class K shares, and 475,883 Class I shares.

            At the close of business on May 22, 2007, there were 1,910,111 shares of common stock of the AllianceBernstein 2040 Retirement Strategy outstanding including 1,054,503 Class A shares, 67,654 Class B shares, 27,043 Class C shares, 15,488 Advisor Class shares, 71,227 Class R shares, 362,180 Class K shares, and 312,016 Class I shares.

          At the close of business on May 22, 2007, there were 1,738,871 shares of common stock of the AllianceBernstein 2045 Retirement Strategy outstanding including 1,077,659 Class A shares, 25,622 Class B shares, 23,573 Class C shares, 45,437 Advisor Class shares, 88,807 Class R shares, 255,895 Class K shares, and 222,078 Class I shares.

          To the knowledge of the Strategies, the following persons owned of record or beneficially, 5% or more of a class of the outstanding shares of the Strategies as of May 22, 2007:

                     AllianceBernstein 2000 Retirement Strategy
                    ------------------------------------------

                                                         No. of
Name and Address                                     Shares of Class  % of Class
----------------                                     ---------------  ----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                  23,793        12.08%

Union Bank Tr. Nominee
FBO TS Hobbie Corrigan Bertucio & Tashjy PC 401(k)
P.O. Box 85484
San Diego, CA  92186-5484                                 18,372         9.32%

New York Life Trust Company, Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                                66,854        33.93%

NFS LLC FEBO USB
FBO RT Capital Int'l Grantor Trust
P.O. Box 1787
Milwaukee, WI  53201-1787                                 22,731        11.54%

Class B
-------

First Clearing LLC
Special Custody Account for the
Exclusive Benefit of Customer
10750 Wheat First Drive
Glen Allen, VA  23060-9245                                 1,204         8.36%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2502                                6,838        47.51%

AllianceBernstein L.P.
Attn:  Controller
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,020         7.09%

NFS LLC FEBO NFS/FMTC IRA
FBO Dorothy Reygaert
Dorothy Reygaert
56481 Meadowlawn Drive
Macomb, MI  48042-1544                                       947         6.58%

NFS LLC FEBO
FMT Co Cust. IRA
FBO Yakof Rakuz
300 Lynn Shore Drive
Lynn, MA 01902-4938                                       3,083        21.42%

Class C
-------

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052                                 1,295        12.00%

Frontier Trust Company
C/F William J. Dieterich IRA
227 Middlesex Street
Gloucester County, NJ  08030-1437                          1,560        14.46%

NFS LLC FEBO
NFS/FMTC IRA Rollover
FBO John Carter
9007 E. Harry Street, Apt 1412
Wichita, KS 67207-4773                                     1,642        15.22%

MG Trust Co. Cust FBO Wilkins Concrete Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                                     3,584        33.22%

MG Trust Co. C/F
Left Hand Creative LLC
700 17th Street, Suite 300
Denver, CO 80202-3531                                      1,277        11.83%

Advisor Class
-------------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,025        97.57%

Class I
-------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,040        13.54%

Charles Schwab & Co.
FEBO Customers Mutual Funds Operations
101 Montgomery Street
San Francisco, CA 94104-4151                               6,528        85.02%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                   223,446        57.34%

MG Trust Co. Cust. FBO
AAC & MAAC Ret. Plan Benefit
700 17th Street, Suite 300
Denver, CO 8020-3531                                      34,621         8.88%

Union Bank Tr. Nominee
FBO TS The Kroot Corporation 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 36,704         9.42%


Union Bank Tr. Nominee
FBO TS - Eastern Tea Corporate Profit Sharing Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 31,151         7.99%

Union Bank Tr. Nominee
FBO Harper & Pearson Co. Savings & Profit Sharing Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 31,526         8.09%

Class R
-------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,035        11.07%

MG Trust Co. Cust. FBO
Freight Management Services, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                                     7,040        75.31%

                      AllianceBernstein 2005 Retirement Strategy
                      ------------------------------------------

                                                        No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

New York Life Trust Company, Tree of Life, Inc.
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                               139,524          14.88%

Reliance Trust Co.
FBO Network Communications 401(k)
P.O. Box 48529
Atlanta, GA  30362-1529                                   97,452          10.39%

Wachovia Bank
FBO Jet Aviation Holdings Inn, 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                125,843          13.42%

Wachovia Bank
FBO Pine Street Inn Inc. Ret. Plan
1525 West Wt. Harris Boulevard
Charlotte, NC 28288-0001                                 102,003          10.88%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                2,201           5.11%

Frontier Trust Company
C/F Carolyn A. Propeck Roth IRA
4444 South Davidson Drive
Independence, MO  64055-6784                               2,501           5.80%

Robert E. Zimmerman and Virginia V. Greer JTWROS
1201 8th Avenue, N.E. Trlr. 92
Aberdeen, SD  57401-2590                                   3,261           7.57%

NFS LLC FEBO NFS/FMTC IRA
FBO Thaddeus S. Kelly
55 Ainsworth St.
Roslindale, MA  02131-1942                                 8,519          19.77%

Ameritrade Inc., FBO
P.O. Box 2226
Omaha, NE  68103-2226                                      9,603          22.28%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                               6,969          17.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               16,535          41.97%

Ameritrade Inc. FBO
P.O. Box 2226
Omaha, NE  68103-2226                                      6,729          17.08%

Advisor Class
-------------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,028          70.77%

Frontier Trust Co.
Cust. FBO Marine Maier Sep. IRA
39 Black Oak Lane
Mahwah, NJ 07430-1349                                        425          29.23%

Class I
-------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                    1,030          7.61%

Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                     937          6.92%

New York Life Trust Co.
Voith Paper Fabrics Sup.
Executive Savings Plan
51 Madison Ave., Room 117A
New York, NY 10010-1603                                     5,543         40.93%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave., Room 117A
New York, NY 10010-1603                                      721           5.32%

Union Bank of CA Trust Nominee
Muskegon Surgical Associates PC
401(k) Ret. Plan
P.O. Box 85484
San Diego, CA 92186-5484                                   5,133          37.90%

Class K
-------
Mercer Trust Co. TTEE
FBO Solo Cup Co. PSP
1 Investors Way
Norwood, MA 02062-1599                                   218,352          76.77%

Union Bank of CA Trust Nominee
Karnak Corporation Savings & Investment Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 15,679           5.51%

Union Bank Tr. Nominee
United States Naval Institute 403(b) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 33,895          11.92%

Class R
-------

AllianceBernstein L.P.
Attn:  Controller - Seed Account
1345 Avenue of the Americas
New York, NY  10105-0302                                   1,026           6.42%

Wachovia Bank FBO
Edison Parking Corp. 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC 28288-0001                                   2,104          13.17%

MG Trust Co. Cust.
FBO Skyline Windows LLC 401(k) Plan
700 17th Street, Suite 300
Denver, CO  80202-3531                                     1,070           6.70%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive, E.  Floor 2
Jacksonville, FL 32246-6484                                8,714          54.52%

                           AllianceBernstein 2010 Retirement Strategy
                           ------------------------------------------

                                                        No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------  -----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                   453,247        15.68%

Trustlynx & Co. Company
P.O. Box 173736
Denver, CO  80217-3736                                     232,310         8.03%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                                 448,084        15.50%

MG Trust Co. Cust. FBO Associates in
Orthopaedics & Sports
700 17th Street, Suite 300
Denver, CO  80202-3531                                     195,160         6.75%

Frontier Trust Company C/F Secrest & Secrest TTEE
Secrest & Secrest Retirement Plan FBO James Secrest Sr.
Money Pur.
P.O. Box 35
Scottsville, KY  42164-0035                                150,911         5.22%

Class B
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                                 7,570         9.13%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                 26,279        31.68%

Frontier Trust Company
C/F Gary L. Diel IRA
3804 Baeumner Drive
Arnold, MO  63010-4201                                       5,100         6.15%

Frontier Trust Company
FBO Pat M. Booth IRA Rollover
1728 Kingsgate Court
Alexandria, VA 22302-2637                                    6,872         8.28%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                                40,587        24.11%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                 29,068        17.27%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ  07311                                       9,866         5.86%

NFS LLC FEBO FMTC TTEE
Time Warner Savings FBO Judith R. Stoler
555 12th Street, N.W., Suite 600
Washington, DC  20004-1212                                  28,239        16.78%

Advisor Class
-------------

Earl D. Weiner & Gina I. Weiner JTWROS
c/o Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2400                                      5,963        12.06%

Frontier Trust Company
C/F Gloria Eliot IRA
1671 East 31st Street
Brooklyn, NY  11234-4210                                    25,286        51.16%

New York Life Trust Co.
Crowder Construction Company
51 Madison Ave., Room 117A
New York, NY 10010-1603                                     12,419        25.13%

Class I
-------

Charles Schwab & Co.
FEBO Customers
Mutual Fund Operations
101 Montgomery Street
San Francisco, CA 94104-4151                                18,062         6.25%

Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                   44,262        15.33%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co. - Allianz
P.O. Box 92994
Chicago, IL 60675-2994                                     178,765        61.90%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave., Room 177A
New York, NY 10010-1603                                     32,162        11.14%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                     551,203        48.37%

Union Bank Trust Nominee
FBO Sjoberg's, Inc. 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                   67,913         5.96%

Union Bank Trust Nominee
FBO TS Irving Weber Associates, Inc.
401(l) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                   56,976         5.00%

Union Bank of CA Trust Cust.
Center for Infertility and Reproductive
Medicine 401(k)
3435 Pinehurst Avenue
Orlando, FL  32804-4049                                    131,683        11.56%

Union Bank Tr. Nominee
United States Naval Institute 403(b) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                   62,483         5.48%

Union Bank Tr. Nominee
FBO Harper & Pearson Co. Savings & Profit
Sharing Plan
P.O. Box 85484
San Diego, CA  92186-5484                                   62,589         5.49%

Class R
-------

MG Trust Co. Cust.
FBO Southshare Enterprises, Inc. 401(k)
700 17th Street, Suite 300
Denver, CO  80202-3531                                     139,846        69.16%

MLPF&S for the Sole Benefit of
  its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East. 2nd Floor
Jacksonville, FL 32246-6484                                 19,092         9.44%

                   AllianceBernstein 2015 Retirement Strategy
                   ------------------------------------------

                                                         No. of
Name and Address                                     Shares of Class  % of Class
----------------                                     ---------------  ----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                  411,119      10.31%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                              1,253,155      31.44%

Reliance Trust Co.
FBO Network Communications 401(k)
P.O. Box 48529
Atlanta, GA  30362-1529                                   216,513       5.43%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                38,797      14.37%

NFS LLC
FEBO JPMorgan Chase Bank Trad R/O Cust.
IRA of Bernard J. Toebbe
585 Pine Creek Trail
Shepherdsville, KY  40165-9562                             21,723       8.05%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                               43,173      30.93%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                17,396      12.46%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ  07311                                     26,869      19.25%

MG Trust Company
FBO Brunsen Instrument Co. 401(k) Ret.
700 17th Street, Suite 300
Denver, CO 80202-3531                                       7,639       5.47%

Advisor Class
-------------

Frontier Trust Company
C/F James M. Cupello IRA
22230 Pelican Edge
San Antonio, TX  78258-7869                                 4,012       7.63%

Clark H. Eliot & Gloria Eliot JTWROS
1671 East 31st Street
Brooklyn, NY  11234-4210                                    4,521       8.59%

Frontier Trust Company
C/F James M. Cupello IRA Rollover
22230 Pelican Edge
San Antonio, TX  78258-7869                                 5,289      10.05%

Frontier Trust Company
C/F Ellen M. Graeb IRA
C25 Sleepy Hollow Drive
N. Chelmsford, MA 01863-1224                                2,731      10.05%

Frontier Trust Company
C/F William L. Graelo IRA
C25 Sleepy Hollow Drive
N. Chelmsford, MA 01863-1224                                7,258      13.80%

MG Trust Co. Cust. FBO
Kutmus & Pennington PC
700 17th Street, Suite 300
Denver, CO 80202-3531                                       4,714       8.96%

MG Trust Co. Cust. FBO Community Credit Uni.
700 17th Street, Suite 300
Denver, CO  80202-3531                                      3,193       6.07%

New York Life Trust Co.
Crowder Construction Company
51 Madison Ave., Room 117A
New York, NY 10010 - 1603                                  14,747      28.03%

Class I
-------

Trust for Profit Sharing Plan for Employees
  Of AllianceBernstein L.P. Plan M
Attn:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                                        182,777      20.49%

The Northern Trust as TTEE
Fireman's Fund Co - Allianz
P.O. Box 92994
Chicago, IL 60675-2994                                    331,396      37.15%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave., Room 117A
New York, NY 10010-1603                                   270,094      30.28%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                  1,343,921      54.16%

Union Bank Tr. Nominee Cust
FBO Perry Hay & Chu PSP
P.O. Box 85484
San Diego, CA  92186-5484                                 133,937       5.40%

Stark & Stark Employees PSP
Attn:  Paul Blankman
P.O. Box 5315
Princeton, NJ 08543-5315                                  189,727       7.65%

Class R
-------

MG Trust Co. Cust.
FBO Pacific International Underwriters
700 17th Street, Suite 300
Denver, CO  80202-3531                                     25,859      10.71%

Reliance Trust Co. Cust.
FBO Frost Inc. 401(k) Plan
P.O. Box 48529
Atlanta, GA  30362-1529                                    28,952      11.99%

MG Trust Co. Cust.
FBO Patient Care Inc. Employees Profit
700 17th Street, Suite 300
Denver, CO  80202-3531                                     26,805      11.10%

MG Trust Co. Cust.
FBO Southshare Enterprises, Inc. 401(k)
700 17th Street, Suite 300
Denver, CO  80202-3531                                     36,033      14.92%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, Fl 32246-6484                                26,778      11.09%

Mitchell F. Kunik
FBO Affiniti Architects PA 401(k)
Profit Sharing Plan and Trust
6100 Broken Sound Parkway, N.W., Suite 8
Boca Raton, FL 33487-2790                                  13,965       5.78%

                   AllianceBernstein 2020 Retirement Strategy

                                                        No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                   753,717        16.36%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                               1,651,445        35.85%

Class B
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                                19,270         8.69%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                 25,462        11.48%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                                33,809        22.55%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                 25,879        17.26%

Kenrick T. Donahue & Terri A. Donahue JTWROS
13930 Lake Mahogany Boulevard, Apt. 1021
Fort Meyers, FL  33907-6621                                 18,821        12.55%

RBC Dain Rauscher Custodian
Douglas M. Grubb IRA
P.O. Box 416
Big Sandy, MT 59520-0416                                    12,825         8.55%

Advisor Class
-------------

Frontier Trust Company
C/F Mark M. Frankovich IRA
25343 Estancia Circle
San Antonio, TX 78258-4366                                  21,486        14.81%

Mark D. Gersten & Barbara Gersten JT TEN
3 Tanger Drive
Livingston, NJ  07039-1428                                  17,585        12.12%

MG Trust Co. Cust.
FBO Kutmus & Pennington PC
700 17th Street, Suite 300
Denver, CO  80202-3531                                       7,744         5.34%

MG Trust Company Cust.
FBO Douglas Homes, Inc.
700 17th Street, Suite 300
Denver, CO 80202-3531                                       11,152         7.68%

New York Life Trust Co.
Crowder Construction Co.
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                     68,384        47.12%

Class I
-------

MLFP&S for the Sole Benefit of its Customers
Attn: Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                                101,044         8.42%

Trust for Profit Sharing Plan for
  Employees of AllianceBernstein L.P. Plan M
Attn: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                                         135,804        11.31%


Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                   93,870         7.82%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co-Allianz
P.O. Box 92994
Chicago, IL 60675-2994                                     349,410        29.11%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                    336,406        28.02%

Class K
-------

Mercer Trust Co. TTEE FBO
Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                   1,401,278        59.27%

Stark & Stark Employees PSP
Attn: Paul Blankman
P.O. Box 5315
Princeton, NJ 08543-5315                                   149,975         6.34%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                                 96,062        38.48%

MG Trust Co. Agent TTEE Frontier Trust Co.
Bistro Group 401(k) Plan
P.O. Box 10699
Fargo, ND 58106-0699                                        20,689         8.29%

MG Trust Co. Cust.
FBO Duda/Paine Architects LLP 401(k)
700 17th Street, Suite 300
Denver, CO  80202-3531                                      30,822        12.35%

                      AllianceBernstein 2025 Retirement Strategy
                      ------------------------------------------

                                                        No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                   421,257         9.35%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                               1,440,695        31.96%

Reliance Trust Co.
FBO Network Communications 401(k)
P.O. Box 48529
Atlanta, GA  30362-1529                                    244,573         5.43%

Wachovia Bank
FBO Jet Aviation Holdings Inc., 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                  369,809         8.20%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                 21,095        19.40%

NFS LLC FEBO NFS/FMTC IRA Rollover
FBO William Caicedo
2173 N.W. 141st Avenue
Pembroke Pns, FL  33028-2856                                 6,079         5.59%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                                26,895        27.61%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ  07311                                       4,901         5.03%

Frontier Trust Company
C/F Anna Kuhr Deceased IRA FBO Eve K. Hersov
23 Willoughby Road
Hampstead, London, England NW31RT                            8,930         9.17%

Advisor Class
-------------

Frontier Trust Company
C/F Miriam J. Bensman IRA Rollover
8414 114th Street
Richmond Hill, NY  11418-1343                                6,284        11.83%

Frontier Trust Company
C/F Miriam J. Bensman IRA
8414 114th Street
Richmond Hill, NY  11418-1343                                6,362        11.97%

New York Life Trust Co.
Crowder Construction Company
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                     29,077        54.71%

NFS LLC FEBO Deborah Sue Lindstrom
10 Rodney Place
Rockville Center, NY  11570-5822                             5,093         9.58%

Class I
-------

Trust for Profit Sharing Plan for Employees of
AllianceBernstein L.P. Plan M
Attn: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                                         248,364        30.82%

Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                   41,583         5.16%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co-Allianz
P.O. Box 92994
Chicago, IL 60675-2994                                     181,024        22.47%

Union Bank of CA Trust Nominee
George Little Mgmt., LLC 401(k) PSP
P.O. Box 85484
San Diego, CA  92186-5484                                   81,616        10.13%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave, Room 117A
New York, NY 10010-1603                                    199,838        24.80%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                   1,259,831        49.86%

Union Bank of CA Trust Nominee
FBO Garden Fresh Salad 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                  210,396         8.33%

Union Bank of CA Trust Nominee
FBO Palm Beach Heart Assoc. PA PSP
P.O. Box 85484
San Diego, CA  92186-5484                                  141,318         5.59%

Stark & Stark Employees PSP
Attn: Paul Blankman
P.O. Box 5315
Princeton, NJ 08543-5315                                   155,069         6.14%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                                 32,128        14.69%

Counsel Trust
FBO Sencore Inc. 401(k) Plan
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004                                  14,034         6.42%

Counsel Trust
FBO Sencore Inc. PSP
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004                                  12,734         5.82%

MG Trust Co. Cust.
FBO Telvue Corp.
700 17th Street, Suite 300
Denver, CO  80202-3531                                      20,673         9.45%

Simon Turner FBO
Healthy Buildings 401(k) PSP & Trust
9401 Mathy Drive, Suite 100
Fairfax, VA 22031-5312                                      20,752         9.49%

Mitchell F. Kunik FBO
Affiniti Architects PA 401(k) PSP & Trust
6100 Broken Sound Parkway, NW, Suite 8
Boca Raton, FL 33487-2790                                   37,984        17.37%

MG Turst Co. FBO
Midwest Motorcycle Supply Distrib.
700 17th Street, Suite 300
Denver, CO 80202-3531                                       11,012         5.04%

                   AllianceBernstein 2030 Retirement Strategy
                   ------------------------------------------

                                                        No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Road
Westwood, MA 02090-2318                                  300,350          11.35%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                             1,062,331          40.14%

Class B
-------

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               30,231          29.55%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                               44,519          42.98%

Frontier Trust Company
C/F Lori A. Woitowitz IRA Rollover
465 Cristiani Street
Roselle, NJ 07203-2317                                     5,722           5.52%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               14,374          13.88%

Dean Witter Reynolds
Attn: Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ 07311                                     12,889          12.44%

Advisor Class
-------------

Merrill Lynch
Attn:  Fund Admin.
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL  32246-6484                               4,342          14.53%

New York Life Trust Company
Crowder Construction Company
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                    4,428          14.81%

NFS LLC FEBO Reliance Trust Co.
T  TEE Pharmaceutical
Media Inc. 401(k)
PFT Shring Pl.
30 East 33rd Street
New York, NY  10016-5337                                  14,984          50.13%

MG Trust Co. Cust.
FBO Industries Community Credit Uni.
700 17th Street, Suite 300
Denver, CO  80202-3531                                     1,913           6.40%

Class I
-------

Trust for Profit Sharing Plan for
  Employees of AllianceBernstein L.P. Plan M
Attn: Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                                        95,352          17.73%

Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                 45,212           8.41%

Union Bank of CA Trust Nominee
Muskegon Surgical Associates 401(k) Retirement Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 43,544           8.10%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co.-Allianz
P.O. Box 92994
Chicago, IL 60675-2994                                   165,481          30.76%

New York Life Trust Co.
Voith Paper Fabrics Sup.
Executive Savings Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                   29,387           5.46%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Avenue, Room 117A
New York, NY 10010-1603                                   94,659          17.60%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA 02062-1599                                   727,637          48.79%

Union Bank Tr. Nominee
FBO TS Kirschbaum Nanney Keenan &
Griffin PA PSP & 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 88,117           5.91%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                               35,007          18.66%

Counsel Trust
FBO Sencore Inc. 401(k) Plan
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004                                 9,979           5.32%

MG Trust Co. Agent TTEE
Frontier Trust Co.
Bistro Group 401(k) Plan
P.O. Box 10699
Fargo, ND 58106-0699                                      32,859          17.52%

MG Trust Co. Cust.
FBO Patient Care Inc. Employees Profit
700 17th Street, Suite 300
Denver, CO  80202-3531                                    17,983           9.59%

MG Trust Co. Cust.
FBO Duda/Paine Architects LLP 401(k)
700 17th Street, Suite 300
Denver, CO  80202-3531                                    23,198          12.37%

                         AllianceBernstein 2035 Retirement Strategy
                         ------------------------------------------

                                                       No. of
Name and Address                                   Shares of Class    % of Class
----------------                                   ---------------    ----------

Class A
-------

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                 164,263           7.99%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                               613,047          29.84%

Reliance Trust Co.
FBO Network Communications 401(k)
P.O. Box 48529
Atlanta, GA  30362-1529                                  134,228           6.53%

Wachovia Bank
FBO Jet Aviation Holdings Inc., 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                286,783          13.96%

Class B
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                                8,205          10.29%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               14,646          18.37%

Frontier Trust Company
Cust. FBO John C. Mercer SEP IRA
4352 Sutler Hill Square
Fairfax, VA  22033-4258                                    9,340          11.71%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL 32246-6484                                9,542          11.43%

Frontier Trust Company
Levin & Cooper NDFI SIM-IRA
Jeffrey Cooper
111 East Township Line Road
Upper Darby, PA  19082-1019                                5,794           6.94%

Frontier Trust Company
Octane Design
Thomas C. Demay, Jr.,
350 N. Main Street, Unit 617
Royal Oak, MI  48067-4124                                  5,316           6.37%

Frontier Trust Company
Octane Design
William F. Bowen
780 Withington
Ferndale, MI  48220-1273                                   5,290           6.33%

Frontier Trust Company
C/F Jeffrey Brown IRA Rollover
151 Willow Street, Apt. 2
Brooklyn, NY  11201-2201                                   6,969           8.35%

Frontier Trust Company
C/F Matthew Mullarkey IRA Rollover
88 72nd Street
Brooklyn, NY  11209-1902                                   9,268          11.10%

MG Trust Co. FBO
Rajeeb Guharoy
700 17th Street, Suite 300
Denver, CO  80202-3531                                     5,274           6.32%

Advisor Class
-------------

Peter H. Eliot & Delores Ann Eliot
Tenant in Entirety
47 Twombley Drive
Summit, NJ  07901-3026                                    10,799          15.68%

Frontier Trust Company
C/F Ronald G. Dietrich IRA
755 West End Avenue, #6C
New York, NY  10025-6240                                   8,704          12.64%

MG Trust Co. Cust.
FBO Kutmus & Pennington PC
700 17th Street, Suite 300
Denver, CO  80202-3531                                     8,798          12.78%

MG Trust Company Cust.
FBO Douglas Homes, Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                                    13,327          19.35%

New York Life Trust Co.
Crowder Construction Co.
51 Madison Ave., Room 117A
New York, NY  10010-1603                                  17,094          24.83%

Class I
-------

Trust for Profit Sharing Plan for
  Employees of AllianceBernstein L.P.
  Plan M
Attn:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY  10105                                      193,038          40.75%

Union Bank Tr. Nominee
FBO SelectBenefit Omnibus 401(k) Pl.
P.O. Box 85484
San Diego, CA  92186-5484                                 26,111           5.51%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co-Allianz
P.O. Box 92994
Chicago, IL  60675-2994                                   91,866          19.39%

Union Bank of CA Trust Nominee
George Little Mgmt., LLC 401(k) PSP
P.O. Box 85484
San Diego, CA  92186-5484                                 48,850          10.31%

New York Life Trust Co.
Voith Paper Fabric Sup.
Executive Savings Plan
51 Madison Ave., Room 117A
New York, NY  10010-1603                                  34,774           7.34%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave., Room 117A
New York, NY  10010-1603                                  43,447           9.17%

Class K
-------

Mercer Trust Co. TTEE
FBO Solo Cups Co. PS Plus Plan
Norwood, MA  02062                                       364,641          45.39%

Union Bank Tr. Nominee
FBO Sjoberg's Inc. 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 89,333          11.12%

Union Bank Tr. Nominee
Savings Plan for the Employees of New York Inc.
P.O. Box 85484
San Diego, CA  92186-5484                                 52,769           6.57%

Union Bank Tr. Nominee
FBO TS Lexington OB/GYN P.C.
  Cash or Deferred Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 44,656           5.56%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                               9,521           8.67%

Counsel Trust
FBO Sencore Inc. 401(k) Plan
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004                                10,223           9.31%

John J. Santucci M.D.
FBO John J. Santucci M.D. PC 401(k) Plan
805 S. Wheatley Street, Suite 600
Ridgeland, MS  39157-5005                                 35,865          32.65%

MG Trust Co. TTEE
Bearonfire Consulting Inc.
700 17th Street, Suite 300
Denver, CO  80202-3531                                     9,255           8.42%

Wachovia Bank
FBO Edison Parking Corporation 401(b)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                  6,148           5.60%

                      AllianceBernstein 2040 Retirement Strategy
                      ------------------------------------------

                                                       No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

Citistreet Retirement Services
Citigroup Institutional Trust
400 Atrium Drive
Somerset, NJ  08873-4162                                  71,621          6.78%

State Street Bank & Trust FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                 230,599         21.82%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                               220,525         20.86%

Wachovia Bank
FBO Jet Aviation Holdings Inc., 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                105,644          9.99%

Class B
-------

Frontier Trust Company
Precision Mechanical Inc.
Ryan Mentink
129 Home Avenue
Silt, CO  81652-9820                                       4,022          5.95%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                               16,731         24.73%

Frontier Trust Company
C/F Perian J. Cerando IRA
312 East 12th Street
Northampton, PA  18067-1779                                3,464          5.12%

Frontier Trust Company
Cust. FBO Mary K. Nagy IRA Rollover
9 Bronia Street
Howell, NJ  07731-3804                                     5,908          8.73%

LPL Financial Services
9785 Towne Center Drive
San Diego, CA  92121-1968                                  3,660          5.41%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                               5,291         19.53%

Frontier Trust Company
CW Construction Inc., NDFI SIM-IRA
LuAnn Lavoca
19455 N.W. 24 Place
Pembroke Pines, FL  33029-5370                             1,851          6.83%

Frontier Trust Company
C/F Jill E. Fox IRA Rollover
18-7 Remington Drive
Freehold, NJ  07728-5129                                   4,780         17.64%

MG Trust Co.
FBO Beth Cummings
700 17th Street, Suite 300
Denver, CO  80202-3531                                     4,078         15.05%

Advisor Class
-------------

Frontier Trust Company
C/F Jodi Renee Rubin IRA Rollover Account
25 W. 13th Street, Apt. 2CS
New York, NY  10011-7904                                   1,416          9.14%

Frontier Trust Company
C/F Melanie M. Hoppe Roth IRA
200 E. 49th Street, #425
New York, NY  10128-3906                                   2,172         14.02%

Frontier Trust Company
FBO Katherine S. Golstov Roth IRA
111 Coburn Avenue, Unit 122
Nashua, NH 03063-2807                                      3,014         19.46%

Frontier Trust Company
FBO Kelly P. Guter Roth IRA
181 Long Hill Road, Apt. G5
Little Falls, NJ  07424-2021                               2,186         14.12%

Frontier Trust Company
C/F Jodi Renee Rubin Sep. IRA
25 W. 13th Street, Apt. 2C5
New York, NY 10011-7904                                    3,006         19.41%

NFS LLC FEBO Reliance Trust Co. TTEE
Pharmaceutical Media Inc. 401(k) PSP
30 E. 33rd Street
New York, NY  10016-5337                                     847          5.47%

Class I
-------

Trust for Profit Sharing Plan for Employees
  of AllianceBernstein L.P. Plan M
Attn:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY 10105                                        73,363         23.51%

Counsel Trust FBO Robert J. Devereaux Corp. 401(k)
336 Fourth Avenue, 5th Floor
The Times Building
Pittsburgh, PA  15222-2004                                24,225          7.76%

The Northern Trust Co. as TTEE
Fireman's Fund Insurance Co. - Alliance
P.O. Box 92994
Chicago, IL  60675-2994                                  129,624         41.54%

New York Life Trust Co.
Voith Paper Fabrics Sup.
Executive Savings Plan
51 Madison Ave., Room 117A
New York, NY  10010-1603                                  18,841          6.04%

New York Life Trust Co.
Voith Paper Fabrics
Incentive Savings Plan
51 Madison Ave., Room 117A
New York, NY  10010-1603                                  28,023          8.98%

Class K
-------

Mercer Trust Co. TTEE FBO
Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA  02062                                       168,279         45.93%

Union Bank of CA Trust Nominee
FBO Service Holdings LLC 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 24,314          6.64%

Union Bank Tr. Nominee
FBO Sjoberg's Inc. 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 21,098          5.76%

Union Bank Tr. Nominee
FBO Harper & Pearson Co. Savings & Profit Sharing Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 18,557          5.06%

Class R
-------

Counsel Trust DBA Mid Atlantic Trust Co.
FBO Hagy Custom Homes 401(k)
336 Fourth Avenue
Pittsburgh, PA  15222-2011                                 3,608          5.05%

MG Trust Co. Cust.
FBO Crumley & Associates PC 401(k) Pr.
700 17th Street, Suite 300
Denver, CO  80202-3531                                     3,955          5.54%

Constance A. Beck & Harold D. Beck
FBO Compro Computer Services Inc.
105 East Drive, #401K
Melbourne, FL  32904-1026                                  3,694          5.18%

Mitchell F. Kunik
Affinity Architects PA 401(k) PSP & Trust
6100 Broken Sound Parkway NW, Suite 8
Boca Raton, FL  33487-2790                                 7,483         10.48%

Wachovia Bank
Edison Parking Corp. 401(k)
125 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                  5,468          7.66%

Agent TTEE Frontier Trust Co.
Bistro Group 401(k) Plan
P.O. Box 10699
Fergo, ND  58106-0699                                     13,800         19.33%

MG Trust Co. Cust.
FBO Duda/Paine Architects LLP 401(k)
700 17th Street, Suite 300
Denver, CO  80202-3531                                     5,700          7.99%

                        AllianceBernstein 2045 Retirement Strategy
                        ------------------------------------------

                                                       No. of
Name and Address                                    Shares of Class   % of Class
----------------                                    ---------------   ----------

Class A
-------

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Road
Westwood, MA  02090-2318                                  78,197          7.25%

New York Life Trust Company Tree of Life Inc.,
Retirement Savings Plan
169 Lackawanna Avenue
Parsippany, NJ  07054-1007                                94,439          9.13%

NFS LLC FEBO Jeffrey J. Hawkins
and Gaye Alexander Hawkins
HC 74 Box 21007
El Prado, NM  89529-9510                                  63,756          5.91%

Wachovia Bank
FBO Jet Aviation Holdings Inc., 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                401,687         37.26%

Class B
-------

Frontier Trust Company
Blue Ridge Nursery & Landscaping
Brent H. Nienhuis
4128 Pine Trail Lane
Hamilton, MI  49419-8560                                   1,788          6.98%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                5,365         20.94%

Frontier Trust Company
C/F Robert F. Howarth IRA
7220 Wedding Ring Way
Columbia, MD  21045-5239                                   3,705         14.46%

LPL Financial Services
9785 Towne Centre Drive
San Diego, CA  92121-1968                                  2,980         11.63%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                               3,188         13.48%

Frontier Trust Company
Benefit Extras Inc.
Shannon J. Brekke
71281 State Highway 4
Saint James, MN  56081-3446                                1,285          5.43%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                                1,470          6.21%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza, 2nd Floor
Jersey City, NJ  07311                                     1,999          8.45%

Frontier Trust Company
C/F Laura J. Baisch IRA Rollover
52 Crescent Road
Madison, NJ  07940-2565                                    1,978          8.36%

Frontier Trust Company
C/F Patricia Baisch Deceased
FBO Laura J. Baisch IRA Rollover
52 Crescent Road
Madison, NJ  07940-2565                                    4,495         19.01%

MG Trust Co. Cust. FBO Brunson
Instrument Co.
401(k) Ret.
700 17th Street, Suite 300
Denver, CO  80202-3531                                     1,541          6.52%

Advisor Class
-------------

Frontier Trust Company
C/F Darren K. Desimne IRA Rollover
3 Overlook Court
Saratoga Springs, NY  12866-8310                          11,352         24.97%

Frontier Trust Company
C/F Shannon M. Massey IRA
15 Mystic Street, #3
Charlestown, MA  02129-1915                               10,542         23.19%

Frontier Trust Company Cust.
FBO Daniel A. Dean IRA
300 Prospect Avenue, Apt. PHE
Hackensack, NJ  07601-7712                                 4,141          9.11%

Frontier Trust Company
C/F Christopher D. Bole Roth IRA
306 Washington Street, Apt. 2
Hoboken, NJ  07030-4842                                    2,326          5.12%

New York Life Trust Co.
Crowder Construction Company
51 Madison Ave., Room 117A
New York, NY 10010-1603                                    3,801          8.36%

Class I
-------

Trust for Profit Sharing Plan for
  Employees of AllianceBernstein L.P. Plan M
Attn:  Diana Marotta, Floor 31
1345 Avenue of the Americas
New York, NY  10105                                      183,246         82.50%

Class K
-------

Mercer Trust Co. TTEE
Solo Cup Co. PS Plus Plan
1 Investors Way
Norwood, MA  02062-1599                                  108,453         41.62%

Trusource Cust.
Forcon Services Inc. 401(k) Plan
1216 Oakfield Drive
Brandon, FL  33511-4918                                   15,961          6.13%

Union Bank Tr. Nominee
FBO TS Kirschbaum Nanney Keenan &
Griffin PA PSP & 401(k) Plan
P.O. Box 85484
San Diego, CA  92186-5484                                 23,135          8.88%

Class R
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Drive East, Floor 2
Jacksonville, FL  32246-6484                               6,532          7.35%

Reliance Trust Co.
FBO PCC Chemax 401(k) Plan
P.O. Box 48529
Atlanta, GA  30362-1529                                    6,589          7.41%

Wachovia Bank
Edison Parking Corporation 401(k)
1525 West Wt. Harris Boulevard
Charlotte, NC  28288-0001                                 42,624         47.94%


Custodian
---------

          State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, will act as each Strategy's custodian for the assets of such Strategy but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Strategy. Under the Distribution Services Agreement between the Strategies and ABI, the Strategies have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          KPMG LLP, 345 Park Avenue, New York, NY 10154, serves as the independent registered public accounting firm for the Strategies.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Strategies with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                                  FINANCIAL STATEMENTS AND
                  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Strategies for the fiscal year ended August 31, 2006 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual report. The annual report was filed on Form N-CSR with the Commission on November 9, 2006. This report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.    Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.    Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.  Corporate Governance

      AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

2.2.  Elections of Directors

      Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

2.3.  Appointment of Auditors

      AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

2.4.  Changes in Legal and Capital Structure

      Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5. Corporate Restructurings, Mergers and Acquisitions

      AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.  Proposals Affecting Shareholder Rights

      AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7. Anti-Takeover Measures

      AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.  Executive Compensation

      AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

2.9.  Social and Corporate Responsibility

      AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.    Proxy Voting Procedures

3.1.  Proxy Voting Committees

      Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

3.2.   Conflicts of Interest

      AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and
      (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

      Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

3.3.  Proxies of Certain Non-US Issuers

      Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

      In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

3.4.  Loaned Securities

      Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  Proxy Voting Records

      You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call AllianceBernstein at (800) 227-4618.


SK 00250 0448 756894 v3

                                    PART C
                              OTHER INFORMATION

ITEM 23.  Exhibits

     (a) (1) Articles of Incorporation of Registrant - Incorporated by reference to Exhibit (a) to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on April 26, 2002.

          (2) Articles Supplementary to the Articles of Incorporation of the Registrant dated July 31, 2003 and filed August 1, 2003 - Incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on October 9, 2003.

          (3) Articles Supplementary to the Articles of Incorporation of the Registrant dated January 18, 2005 and filed January 20, 2005 - Incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (4) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

          (5) Articles Supplementary to the Articles of Incorporation of the Registrant - Incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on May 31, 2006.

          (6) Articles Supplementary to the Articles of Incorporation of the Registrant - Filed herewith.

     (b) Amended and Restated Bylaws of the Registrant - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on March 15, 2006.

     (c)  Not applicable.

     (d) (1) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on May 31, 2006.

          (2) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Filed herewith.

     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 9, 2002.

          (2) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 3 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on December 17, 2003.

          (3) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (4) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

          (5) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on May 31, 2006.

          (6) Form of Amendment to the Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. - Filed herewith.

          (7) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit
               (e)(4) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

          (8) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(5) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

     (f)  Not applicable.

     (g) Form of Custodian Agreement between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

     (h) (1) Form of Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - Incorporated by reference to Exhibit (h)(1) to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 9, 2002.

          (2) Form of Expense Limitation Undertaking - Incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on July 6, 2005.

          (3)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - Incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on May 31, 2006.

          (4)  Form of Expense Limitation Undertaking by AllianceBernstein L.P.
               - Filed herewith.

     (i) (1) Opinion and Consent of Seward & Kissel LLP relating solely to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Global Blend Portfolio of the Registrant - Incorporated by reference to Exhibit (1)(3) to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21801) filed with the Securities and Exchange Commission on May 31, 2006.

          (2) Opinion and Consent of Seward & Kissel LLP relating solely to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein U.S. Large Cap Portfolio and the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy and the AllianceBernstein 2045 Retirement Strategy of the Registrant - Incorporated by reference to Exhibit (i)(2) to Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on December 29, 2006.

          (3) Opinion and Consent of Seward & Kissel LLP relating solely to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein 2050 Retirement Strategy and the AllianceBernstein 2055 Retirement Strategy of the Registrant - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See exhibit (e)(1) hereto.

     (n) (1) Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 4 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on November 1, 2004.

          (2) Form of Amended and Restated Rule 18f-3 Plan - Incorporated by reference to Exhibit (n)(2) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-87002 and 811-21081), filed with the Securities and Exchange Commission on January 31, 2005.

     (o)  Reserved.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 to the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for AllianceBernstein L.P. and AllianceBernstein AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of The AllianceBernstein Portfolios (File Nos. 33-12988 and 811-05088), filed with the Securities and Exchange Commission on December 29, 2006.

     Other Exhibits:

          Powers of Attorney for: David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Marc O. Mayer and Marshall C. Turner, Jr. - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A (File nos. 333-87002 and 811-21081) filed with the Securities and Exchange Commission on March 15, 2006.

          Powers of Attorney for Nancy P. Jacklin and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A of AllianceBernstein Balanced Shares, Inc. (File Nos. 002-10988 and 811-00134) filed with the Securities and Exchange Commission on February 28, 2007.

ITEM 24.  Persons Controlled by or Under Common Control with the Fund.

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a) in response to Item 23, Article VIII and Article XI of the Registrant's Amended and Restated Bylaws filed as Exhibit
          (b) in response to Item 23 and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1) in response to Item 23, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VIII, Section 7 and Article XI, of the Registrant's Bylaws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d) in response to Item 23 of this Registration Statement, as set forth below.

Section 2-418 of the Maryland General Corporation Law reads as follows:

     "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--

     (a)  In this section the following words have the meaning indicated.

          (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

          (3)  "Expenses" include attorney's fees.

          (4)  "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

               (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

              (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

          (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

          (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

     (b)  Permitted indemnification of director:

          (1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1.   Was committed in bad faith; or

                    2.   Was the result of active and deliberate dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

          (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

          (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

          (4) A corporation may not indemnify a director or advance expenses under this section for a proceeding brought by that director against the corporation, except:

               (i) For a proceeding brought to enforce indemnification under this section; or

               (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

     (c) No indemnification of director liable for improper personal benefit. A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

     (d) Required indemnification against expenses incurred in successful defense.-- Unless limited by the charter:

          (1) A director who has been successful, on the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

          (2) A court of appropriate jurisdiction, upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

          (3) A court of appropriate jurisdiction may be the same court in which the proceeding involving the director's liability took place.

     (e)  Determination that indemnification is proper:

          (1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

          (2)  Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

               (iii) By the stockholders.

          (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

          (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

     (f)  Payment of expenses in advance of final disposition of action:

          (1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

          (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

     (g) Validity of indemnification provision.-- The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

     (h) Reimbursement of director's expenses while appearing as witness.-- This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

     (i) Director's service to employee benefit plan.-- For purposes of this section:

          (1) The corporation shall be deemed to have requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

          (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

          (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

     (j)  Officer, employee or agent.-- Unless limited by the charter:

          (1) An officer of the corporation shall be indemnified as and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

          (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

          (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

     (k)  Insurance or similar protection:

          (1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

          (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

          (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

     (l) Report of indemnification to stockholders.-- Any indemnification of, or advance of expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

Article EIGHTH of the Registrant's Articles of Incorporation reads as follows:

          "(1) To the full extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for money damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not that person is a director or officer at the time of any proceeding in which liability is asserted.

          "(2) The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and may do so to such further extent as is consistent with law. The Board of Directors may by Bylaw, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

          "(3) No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

          "(4) References to the Maryland General Corporation Law in this
               Article are to that law as from time to time amended. No amendment to the Charter of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment."

Article VIII, Section 7 of the Registrant's Bylaws reads as follows:

          "Section 7. Insurance Against Certain Liabilities. The Corporation may obtain liability insurance for its directors and officers to the extent permitted by the 1940 Act."

Article XI of the Registrant's Bylaws reads as follows:

          "To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.

          Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption."

          The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under the agreement for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands, or liabilities and any counsel fees incurred in connection therewith) which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

          The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, which is filed as Exhibit (a) and incorporated by reference herein, and the By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and AllianceBernstein Investments, Inc. which are filed in response to
          Item 23.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

          The Registrant participates in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

          (a) AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.,) the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investments, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

                  AllianceBernstein Balanced Shares, Inc.
                  AllianceBernstein Bond Fund, Inc.
                  AllianceBernstein Cap Fund, Inc.
                  AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
                  AllianceBernstein Fixed-Income Shares, Inc.
                  AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc. AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Yield Fund, Inc.
                  AllianceBernstein Institutional Funds, Inc.
                  AllianceBernstein Intermediate California Municipal
                  Portfolio(1)
                  AllianceBernstein Intermediate Diversified Municipal Portfolio(1)
                  AllianceBernstein Intermediate New York Municipal
                  Portfolio(1)
                  AllianceBernstein International Portfolio(1)
                  AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc. AllianceBernstein Municipal Income Fund II AllianceBernstein Short Duration Portfolio(1) AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
                  AllianceBernstein Utility Income Fund, Inc.
                  AllianceBernstein Variable Products Series Fund, Inc. Sanford C. Bernstein Fund II, Inc.
                  The AllianceBernstein Pooling Portfolios
                  The AllianceBernstein Portfolios

--------------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc., which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of AllianceBernstein Investments, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND                     POSITIONS AND
                              OFFICES WITH                      OFFICES WITH
NAME                          UNDERWRITER                       REGISTRANT
----                          -----------                       ----------

Directors
Marc O. Mayer                 Executive Managing
                              Director

Mark R. Manley                Director
Ranjani Nagaswami             Senior Managing Director
                              And Chief Investment Officer

Officers
Marc O. Mayer                 Executive Managing Director       President and
                                                                Chief Executive
                                                                Officer
Ranjani Nagaswami             Senior Managing Director
                              and Chief Investment Officer

Frederic L. Bloch             Executive Vice President and
                              President, U.S. Sales

Richard A. Davies             Executive Vice President and
                              Managing Director

Gerald M. Lieberman           Executive Vice President
                              and Chief Operating Officer

Kurt H. Schoknecht            Executive Vice President

Frank Speno                   Executive Vice President

Andrew L. Gangolf             Senior Vice President and         Assistant
                              Assistant General Counsel         Secretary

Emilie D. Wrapp               Senior Vice President,            Secretary
                              Assistant General Counsel
                              and Assistant Secretary

Daniel A. Notto               Senior Vice President,
                              Counsel and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Colin C. Aymond               Senior Vice President

Steven R. Barr                Senior Vice President and
                              Assistant Secretary

Adam J. Beaudry               Senior Vice President

Amy I. Belew                  Senior Vice President

Susan H. Burton               Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

David B. Edlin                Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Eric W. Frasier               Senior Vice President

Donald N. Fritts              Senior Vice President

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President and
                              Assistant Treasurer

Victor Kopelakis              Senior Vice President

Henry Michael Lesmeister      Senior Vice President

David W. Levi                 Senior Vice President

Eric L. Levinson              Senior Vice President

James F. Lyons                Senior Vice President and
                              Regional/Regent

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Danielle Pagano               Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Richard J. Sidell             Senior Vice President

Andrew D. Strauss             Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Mark D. Gersten               Vice President and Treasurer

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Jane E. Ackerman              Vice President

Albert J. Angelus             Vice President

Jire J. Baran                 Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Laura J. Beedy                Vice President

Joseph J. Bilello             Vice President

Gregory P. Best               Vice President

Karen K. Betts                Vice President

Michael J. Bodnar             Vice President

Chris Boeker                  Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Brian Buehring                Vice President

Anthony J. Busacca, Jr.       Vice President

Thomas E. Callahan            Vice President

Michele R. Cameron            Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Christopher C. Cavanagh       Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Candice (Foong-Kuen) Choy     Vice President

Flora Chuang                  Vice President

Kyle E. Clapp                 Vice President

Kimberly A. Collins           Vice President

Joseph D. Connell, Jr.        Vice President

Kenneth J. Connors            Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

Michael R. Crimmins           Vice President

David E. Crowdus              Vice President

John D. Curry                 Vice President

Brett E. Dearing              Vice President

Raymond A. Decker             Vice President

Stephen J. Dedyo              Vice President

Aaron E. Deedon               Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Janet B. DiBrita              Vice President

Ronald G. Dietrich            Vice President

Joseph A. DiMauro             Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Paul D. Eck                   Vice President

Robert E. Emrich              Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Stacia B. Eyerly-Hatfield     Vice President

Antonio Fernandez Gutierrez   Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Richard Fraelick              Vice President

John W. Gabriel               Vice President

Kevin T. Gang                 Vice President

Daniel P. Gangemi             Vice President

Christine E. Gaze             Vice President

Mark A. Gessner               Vice President

Mark C. Glatley               Vice President

Thomas R. Graffeo             Vice President

Matthew M. Green              Vice President

John G. Hansen                Vice President

Michael S. Hart               Vice President

Eric M. Hirschfeld            Vice President

Melanie M. Hoppe              Vice President

George R. Hrabovsky           Vice President

David A. Hunt                 Vice President

Dinah J. Huntoon              Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Matthew L. Joki               Vice President

Kevin D. Kelly                Vice President

Russell J. Kiefer             Vice President

Christopher W. Kilroy         Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Ted R. Kosinski               Vice President

Jeffrey J. Lamb               Vice President

Lauris S. Lambergs            Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Armando C. Llanes             Vice President

Christine A. Long             Vice President

Colleen S. Lorence            Vice President

Todd M. Mann                  Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Danielle F. Marx              Vice President

Shannon M. Massey             Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Shaun C. McDonald             Vice President

Daniel K. McGouran            Vice President

Craig S. McKenna              Vice President

Safia B. Mehta                Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Wendy Kam Mui Li              Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Andrew C. Murphy              Vice President, Chief
                              Compliance Officer and
                              Assistant Secretary

Sharon E. Murphy              Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Timothy J. O'Connell          Vice President

Joseph D. Ochoa               Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

David D. Paich                Vice President

Todd P. Patton                Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

Andreas Pfunder               Vice President

Jeffrey E. Place              Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Juhi Rathee                   Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Joseph P. Rodriguez           Vice President

Miguel A. Rozensztroch        Vice President

Cynthia A. Sachs              Vice President

Michael D. Sanders            Vice President

Thomas E. Sawyer              Vice President

Gordon R. Schonfeld           Vice President

Joy R. Seijas                 Vice President

Stuart L. Shaw                Vice President

Daniel S. Shikes              Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Elizabeth M. Smith            Vice President

Ben H. Stairs                 Vice President

Eileen Stauber                Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Scott M. Tatum                Vice President

Michael B. Thayer             Vice President

Jay D. Tini                   Vice President

Keri-Ann S. Toritto           Vice President

Elizabeth K. Tramo            Vice President

James R. Van Deventer         Vice President

James L. Velta                Vice President

Thomas M. Vitale              Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Christian G. Wilson           Vice President

Joanna Wong                   Vice President

Alissa M. Worley              Vice President

Tao T. Wu                     Vice President

Jennifer M. Yi                Vice President

Kimberly D. Alfano            Assistant Vice
                              President

DeAnna D. Beedy               Assistant Vice
                              President

Roy C. Bentzen                Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan J. Bieber               Assistant Vice
                              President

Brandon W. Born               Assistant Vice
                              President

Beth P. Bruen                 Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria Carreras                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Robyn L. (Cohen) Barger       Assistant Vice
                              President

Christine M. Crowley          Assistant Vice
                              President

Jonathan M. D'Agostino        Assistant Vice
                              President

Lauren B. Danziger            Assistant Vice
                              President

Raymond L. DeGrazia           Assistant Vice
                              President

Nina M. DeLeon                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Diana Eriksen                 Assistant Vice
                              President

Jessica M. Fernandez          Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Lydia A. Fisher               Assistant Vice
                              President

Jose R. Garcia                Assistant Vice
                              President

Julie E. Gerstmayr            Assistant Vice
                              President

Michele J. Giangrande         Assistant Vice
                              President

Stephanie Y. Giaramita        Assistant Vice
                              President

Raniero J. Gimeno             Assistant Vice
                              President

Christopher T. Gorab          Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Friederike Grote              Assistant Vice
                              President

John J. Gulino                Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Terry L. Harris               Assistant Vice
                              President

Junko Hisamatsu               Assistant Vice
                              President

Melanie M. Hoppe              Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

Grace Huaman                  Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Jill Kidd                     Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice                    Assistant
                              President and Counsel             Secretary

Gina L. Lemon                 Assistant Vice
                              President

Jonathan M. Liang             Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Doreen A. Lucas               Assistant Vice
                              President

Edward R. Lupo                Assistant Vice
                              President

Jennifer L. Magill            Assistant Vice
                              President

Mark J. Maier                 Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

David L. Maurer               Assistant Vice
                              President

Christine M. McQuinlan        Assistant Vice
                              President

Christina A. Morse            Assistant Vice                    Assistant
                              President and Counsel             Secretary

Jennifer A. Mulhall           Assistant Vice
                              President

Jason S. Muntner              Assistant Vice
                              President

Sharon E. Murphy              Assistant Vice
                              President

Isabella Nunes                Assistant Vice
                              President

Margaret G. O'Neill           Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Kimchu Perrington             Assistant Vice
                              President

Ling Shan E. Phua             Assistant Vice
                              President

Neal B. Picker                Assistant Vice
                              President

Joseph J. Proscia             Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Marc S. Reed                  Assistant Vice
                              President

Jessie A. Reich               Assistant Vice
                              President

Francis W. Ross               Assistant Vice
                              President

Randi E. Rothstein            Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

Shane M. Sanders              Assistant Vice
                              President

Kristen M. Seabold            Assistant Vice
                              President

Jennifer E. Scherz            Assistant Vice
                              President

Melissa L. Shemanski          Assistant Vice
                              President

Praveen Singh                 Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Kurt W. Stam                  Assistant Vice
                              President

Logan S. Tamres               Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Kai T. Tham                   Assistant Vice
                              President

William Tohme                 Assistant Vice
                              President

Ellen Tobin                   Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Kayoko Umino                  Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

Cory A. Weiser                Assistant Vice
                              President

Walker T. Williams            Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

Adam R. Spilka                Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's custodian, 1 Lincoln St., Boston, MA 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

      Not applicable.

ITEM 30.  Undertakings

      Not applicable.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and State of New York, on the 29th day of June, 2007.

                        ALLIANCEBERNSTEIN BLENDED STYLE SERIES, INC.

                                      By:  Marc O. Mayer*
                                           -------------------------
                                           Marc O. Mayer
                                           President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                          Title                    Date
    ---------                          -----                    ----

1.  Principal Executive
    Officer:

    Marc O. Mayer*                     President and            June 29, 2007
                                       Chief Executive Officer

2.  Principal Financial and
    Accounting Officer:

    /s/  Joseph J. Mantineo
    ------------------------
         Joseph J. Mantineo            Treasurer and            June 29, 2007
                                       Chief Financial
                                       Officer
3.  All of the Directors:
    David H. Dievler*
    John H. Dobkin*
    Michael J. Downey*
    William H. Foulk, Jr.*
    D. James Guzy*
    Nancy P. Jacklin*
    Marc O. Mayer*
    Marshall C. Turner, Jr.*
    Earl D. Weiner*

   *By: /s/ Andrew L. Gangolf                                   June 29, 2007
        ---------------------
         Andrew L. Gangolf
         (Attorney-in-fact)

                                Index to Exhibits

Exhibit No.             Description of Exhibits
-----------             -----------------------

(a)(6)    Articles Supplementary to the Articles of Incorporation

(d)(2)    Form of Amended Advisory Agreement

(e)(6)    Form of Amendment to Distribution Services Agreement

(h)(4)    Form of Expense Limitation Undertaking

(i)(3)    Opinion and Consent of Seward & Kissel LLP

(j)       Consent of Independent Registered Public Accounting Firm


Other Exhibits



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